UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21972

Name of Fund:  BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of April 30, 2018	BlackRock Credit Allocation Income Trust

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of April 30, 2018 ($12.54)(a)	6.41%
Current Monthly Distribution per Common Share(b)	$0.0670
Current Annualized Distribution per Common Share(b)	$0.8040
Economic Leverage as of April 30, 2018(c)	32%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/18	10/31/17	Change	High	Low
Market Price	$12.54	$13.36	(6.14)%	$13.51	$12.46
Net Asset Value	14.20	14.88	(4.57)	14.92	14.15

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended April 30, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.57)%	3.12%	4.66%	5.11%
Trust at Market Price(a)(b)	(3.18)	(0.51)	4.38	4.29
Reference Benchmark(c)	(1.81)	1.62	3.20	3.41
Bloomberg Barclays U.S. Credit Index(d)	(2.34)	0.65	2.05	2.27
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	(0.17)	3.27	4.99	4.76
Bloomberg Barclays USD Capital Securities Index(f)	(2.96)	1.60	3.36	4.19

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).
(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s allocations to bank issues within investment grade corporate bonds and capital securities (dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure) were the largest detractors from performance. Both segments are generally higher beta (more responsive to market moves in either direction) and performed poorly as credit sold off in the first quarter of 2018.

The Trust’s out-of-benchmark allocation to collateralized loan obligations (“CLOs”) was the largest positive contributor to performance on an absolute basis, as demand for floating rate products remained strong in a rising rate environment.

Describe recent portfolio activity.

The largest shift in the Trust’s positioning was an increase in out-of-benchmark exposure to CLOs as demand for floating rate products in a rising rate environment supported the asset class. Exposure to the energy sector was increased as well as the environment has become more constructive for oil prices. In addition, the Trust’s underweight stance with respect to duration (and sensitivity to interest rate movement) was increased on the view that rates should continue to rise.

During the period, the Trust utilized derivatives through the use of financial futures in order to manage interest rate risk in the portfolio. The use of derivatives had a positive impact on performance.

Describe portfolio positioning at period end.

The Trust was positioned with a constructive view on credit as growth remained strong and corporate fundamentals remained healthy through the first quarter earnings season. The Trust favors high yield over investment grade corporates as the investment grade market faced increased event risk surrounding merger & acquisition activity together with waning overseas demand. From a sector perspective, the Trust continued to favor financials over industrials given that bank balance sheets remain strong and banks are relatively immune from a rise in idiosyncratic risk. The Trust maintained a short duration stance on the view that interest rates should marginally move higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of April 30, 2018 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/18		10/31/17
Corporate Bonds	69%		73%
Preferred Securities	18		19
Asset-Backed Securities	6		3
U.S. Treasury Obligations	4		1
Foreign Agency Obligations	2		2
Municipal Bonds	1		1
Other	—	(a)	1	(b)

(a)	Includes a less than 1% holding in each of the following investment types: U.S. Government Sponsored Agency Securities and Options Purchased.
(b)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	04/30/18	10/31/17
AAA/Aaa(e)	1%	2%
AA/Aa	7	3
A	16	16
BBB/Baa	47	51
BB/Ba	18	19
B	10	8
CCC/Caa	1	1
CC/Ca	—	—	(f)

(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.
(f)	Represents less than 1% of total investments.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018	BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of April 30, 2018 ($13.79)(a)	5.07%
Current Monthly Distribution per Common Share(b)	$0.0583
Current Annualized Distribution per Common Share(b)	$0.6996
Economic Leverage as of April 30, 2018(c)	30%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/18	10/31/17	Change	High	Low
Market Price	$13.79	$14.31	(3.63)%	$14.32	$13.52
Net Asset Value	14.44	14.49	(0.35)	14.54	14.35

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of April 30, 2018 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended April 30, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.19%	4.69%	5.02%	5.28%
Trust at Market Price(a)(b)	(1.18)	(1.25)	6.33	2.78
S&P/LSTA Leveraged Loan Index(c)	2.39	4.41	4.03	3.86

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the six-month period, the Trust’s tactical out-of-benchmark allocation to high yield bonds positively contributed to performance, as the high yield market outperformed floating rate loan interests (“bank loans”). With respect to the Trust’s core allocation to floating rate bank loans, holdings within the technology, health care, and media & entertainment segments were the largest absolute contributors to performance. By credit rating, B-rated, BB-rated, and CCC-rated positions were the largest contributors.

From a sector perspective, consumer products and wireless were the only two detractors on an absolute basis. There were no absolute detractors by credit rating.

Describe recent portfolio activity.

In terms of credit rating positioning, the majority of the Trust was invested in B-rated bank loans, followed by BB-rated names. Over the course of the period, the Trust increased its B-rated allocation, while reducing positions in higher-rated names. At the sector level, the Trust reduced its exposure to consumer cyclical loans, and in particular gaming and retailer credits. By contrast, the Trust increased its technology allocation over the six-month period. Finally, with the bank loan market increasingly trading above par value, the Trust added to its high yield bond position based on relative valuation.

Describe portfolio positioning at period end.

At period end, the Trust held the majority of its portfolio in floating rate bank loans, with a meaningful position in high yield corporate bonds. The Trust maintained its highest concentration in B-rated loans of select issuers, while limiting exposure to both higher quality loans with less compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk, should credit sentiment weaken.

From a sector perspective, the largest overweight positions were within technology, independent energy and health care. By contrast, the Trust was underweight in retail and leisure, where fundamentals have continued to deteriorate. Within energy, holdings were focused on higher-quality issuers within the independent energy segment. More broadly, the Trust remained focused on industries and companies with stable business profiles and consistent cash flows, avoiding areas of the market with secular concerns and/or deteriorating fundamental trends. Top issuer positions included HD Supply (building materials), Level 3 (wirelines), and Centurylink (wirelines).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/18		10/31/17
Floating Rate Loan Interests	91%		93%
Corporate Bonds	6		5
Asset-Backed Securities	2		1
Investment Companies	1		—	(a)
Other	—	(b)	1	(b)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	04/30/18	10/31/17
AA/Aa	1%	—%
A	—	1
BBB/Baa	9	8
BB/Ba	43	42
B	40	42
CCC/Caa	3	3
N/R	4	4

(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	Excludes Short-Term Securities and Options Purchased.

TRUST SUMMARY	9

Trust Summary as of April 30, 2018	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of April 30, 2018 ($16.95)(a)	8.26%
Current Monthly Distribution per Common Share(b)	$0.1167
Current Annualized Distribution per Common Share(b)	$1.4004
Economic Leverage as of April 30, 2018(c)	41%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/18	10/31/17	Change	High	Low
Market Price	$16.95	$18.55	(8.63)%	$18.59	$16.57
Net Asset Value	18.96	20.07	(5.53)	20.09	18.88

Market Price and Net Asset Value History For the Past Five Years

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended April 30, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.01)%	7.59%	8.72%	8.85%
Trust at Market Price(a)(b)	(4.26)	2.61	8.78	6.86
Lipper General Bond Funds at NAV(c)	1.85	5.74	6.28	5.63
Lipper General Bond Funds at Market Price(c)	0.87	5.51	7.97	5.34

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s position within senior loans represented the largest detractor from returns. Allocations to capital securities, sovereign plus securities, investment grade corporate issues and emerging market bonds also detracted from returns.

The Trust’s positions in non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) were the largest contributors to returns during the six-month period. Allocations to high yield corporate issues and asset-backed securities (“ABS”) also supported performance.

During the period, the Trust held derivatives as part of its investment strategy. Interest rate swaps were utilized to manage duration (sensitivity to interest rates) and to express the investment adviser’s views on swap spreads. The use of interest rate swaps had a positive impact on performance during the period.

Describe recent portfolio activity.

In light of the fact that credit spreads for most sectors were trading at their narrowest levels since the 2008 financial crisis, and given the investment adviser’s belief that we are entering the late stages of the credit cycle, the Trust’s allocation was rotated toward more liquid fixed-income sectors. In particular, the Trust’s allocations to emerging market debt and foreign sovereign issuers were reduced in order to fund a position in pass-through agency MBS. Agency MBS have lagged the rally seen in other spread sectors, making them relatively attractively valued in the investment adviser’s opinion. In addition, following a bout of market volatility in February, the investment adviser believed that volatility would subside going forward, which would benefit agency MBS performance. With respect to interest rate exposure, the Trust’s duration was reduced on the view that a combination of heavy Treasury issuance and monetary policy tightening by the Fed would push rates higher.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure across non-government spread sectors. The largest sector allocations were in high yield corporate issues, non-agency MBS, investment grade corporates and ABS. The Trust also held allocations in foreign sovereign issues, emerging market debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of April 30, 2018 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/18		10/31/17
Corporate Bonds	41%		42%
Asset-Backed Securities	17		17
Non-Agency Mortgage-Backed Securities	12		13
Preferred Securities	10		11
Foreign Agency Obligations	9		6
Floating Rate Loan Interests	5		9
U.S. Government Sponsored Agency Securities	5		2
Short-Term Securities	1		—	(a)
Other	—	(b)	—	(b)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, and Short-Term Securities.

CREDIT QUALITY ALLOCATION (c)(d)

	04/30/18	10/31/17
AAA/Aaa(e)	—	—	(a)
AA/Aa	6%	1%
A	6	5
BBB/Baa	18	16
BB/Ba	21	29
B	17	18
CCC/Caa	15	16
CC/Ca	4	—	(a)
C	1	4
N/R	12	11

(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. BIT is permitted to use economic leverage (which includes leverage attributable to reverse repurchase agreements) of up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BIT may use economic leverage up to 100% of its net assets (50% of its total managed assets). The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments (unaudited) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 8.0%
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, 3.23%, 01/17/31	USD	360	$361,285
Class C, 3.53%, 01/17/31		2,400	2,382,624
Class D, 4.48%, 01/17/31		1,300	1,301,055
ALM XVII Ltd., Series 2015-17A, Class B1, (3 mo. LIBOR US + 3.40%), 5.75%, 01/15/28(a)(c)		1,400	1,403,548
AMMC CLO 22, Ltd., Series 2018-22A, Class D, 5.04%, 04/25/31(a)(b)		1,000	990,579
AMMC CLO XII Ltd., Series 2013-12A, Class CR, 3.71%, 11/10/30(a)(b)		1,500	1,501,975
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, 4.49%, 10/13/30		1,000	1,001,027
Series 2014-3RA, Class C, 4.21%, 01/28/31		1,000	993,060
Series 2014-3RA, Class D, 4.96%, 01/28/31		1,000	996,385
Series 2015-7A, Class CR, 4.05%, 10/15/27		1,750	1,752,257
Series 2015-7A, Class DR, 5.05%, 10/15/27		1,000	993,610
Apidos CLO XV, Series 2013-15A(a)(b):
Class CRR, 4.21%, 04/20/31		1,000	1,000,000
Class DRR, 5.06%, 04/20/31		1,000	1,000,000
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.25%), 5.61%, 07/22/26(a)(c)		1,300	1,302,889
Ares CLO Ltd.(a)(b):
3.85%, 10/15/30		1,000	998,398
4.15%, 10/15/30		1,750	1,747,275
ARES XLVII CLO, Ltd., Series 2018-47A, Class D, 5.05%, 04/15/30(a)(b)(d)		1,500	1,497,750
Atlas Senior Loan Fund X Ltd., Series 2018-10A(a)(b):
Class B, 3.85%, 01/15/31		500	501,350
Class C, 4.20%, 01/15/31		1,000	995,960
Class D, 5.10%, 01/15/31		1,700	1,680,018
Atrium X, Series 10A, Class DR, (3 mo. LIBOR US + 3.00%), 5.35%, 07/16/25(a)(c)		1,500	1,501,148
Benefit Street Partners CLO XII Ltd., Series 2017-12A(a)(b):
Class B, 4.35%, 10/15/30		1,000	995,439
Class C, 5.40%, 10/15/30		2,000	1,995,324
BlueMountain CLO Ltd., Series 2012-2A, Class AR, (3 mo. LIBOR US + 1.42%), 3.30%, 11/20/28(a)(c)		2,000	2,004,817
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.27%, 11/23/25(a)(c)		1,000	1,000,874
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-4A, Class DRR, 5.00%, 01/15/31(a)(b)		1,000	993,932
Series 2016-1A, Class C, (3 mo. LIBOR US + 4.90%), 7.26%, 04/20/27(a)(c)		1,000	1,002,461
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 6.36%, 10/20/29(a)(c)		1,000	1,007,523
Carlyle US CLO 2017-2, Ltd., Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 6.06%, 07/20/31(a)(c)		500	502,984
Cent CLO 17, Ltd., Series C17A(a)(b)(d)(e):
Class BR, 4.20%, 04/30/31		1,000	999,500
Class CR, 5.15%, 04/30/31		1,000	999,500
CIFC Funding Ltd.(a)(b):
4.82%, 04/18/31		1,200	1,187,960
Series 2013-2A, Class A3LR, 4.31%, 10/18/30		1,000	1,000,555
Series 2013-2A, Class B1LR, 5.41%, 10/18/30		1,000	1,001,679
Series 2014-2A, Class A3LRSeries 2018-1A, Class C, 3.93%, 04/18/31		1,000	992,536
Elevation CLO Ltd., Series 2017-7A, Class C, 3.50%, 07/15/30(a)(b)		1,500	1,499,934
Galaxy XX CLO, Ltd., Series 2015-20A, Class D1R, 4.96%, 04/20/31(a)(b)		1,000	991,836

Security	Par (000)		Value
Asset-Backed Securities (continued)
Galaxy XXVII CLO, Ltd., Series 2018-27A, Class C, 4.20%, 05/16/31(a)(b)(d)	USD	1,500	$1,498,500
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 5.86%, 10/29/26(b)		1,000	1,002,452
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 4.53%, 04/15/31(a)(b)(d)		1,000	992,500
Highbridge Loan Management Ltd.(a):
Series 4A-2014, Class A2R, 3.86%, 01/28/30(b)		650	652,480
Series 4A-2014, Class BR, 4.21%, 01/28/30(b)		750	747,837
Series 6A-2015, Class BR, 4.11%, 02/05/31(b)		1,500	1,488,000
Series 6A-2015, Class CR, 4.86%, 02/05/31(b)		1,000	980,795
Series 7A-2015, Class CR, 4.00%, 03/15/27(b)		2,000	1,992,430
Series 7A-2015, Class DR, 4.70%, 03/15/27(b)		1,000	1,000,086
Series 8A-2016, Class D, (3 mo. LIBOR US + 4.85%), 7.21%, 04/20/27(c)		500	501,224
LCM XVIII LP, Series 18A, Class C1, (3 mo. LIBOR US + 3.15%), 5.51%, 04/20/27(a)(c)		1,000	1,000,984
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.96%, 10/20/26(a)(c)		1,000	1,002,745
Long Point Park CLO Ltd., Series 2017-1A, Class B, 3.39%, 01/17/30(a)(b)		1,000	989,506
Madison Park Funding Ltd., Series 2018-27A, Class B, 3.85%, 04/20/30(a)(b)(d)		1,000	1,000,800
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, 4.26%, 04/19/30(a)(b)(d)		1,000	1,000,000
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 5.61%, 07/20/26(a)(c)		2,000	2,003,391
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.57%, 01/27/26(a)(c)		2,000	2,004,600
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, 4.65%, 04/20/30(a)(b)(d)		1,000	989,300
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, 4.84%, 04/15/29(a)(b)(d)		1,000	1,000,000
Marble Point CLO XI Ltd., Series 2017-2A(a)(b):
Class A, 3.54%, 12/18/30		1,500	1,502,099
Class B, 3.86%, 12/18/30		1,000	1,003,798
Mill Creek II CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.85%), 7.21%, 04/20/28(a)(c)		1,000	1,002,432
MP CLO III Ltd., Series 2013-1A, Class CR, 4.36%, 10/20/30(a)(b)		1,000	1,005,012
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, 4.40%, 10/15/29(a)(b)		1,000	1,006,207
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, 3.96%, 04/20/27		1,000	1,000,000
Class DR, 4.76%, 04/20/27		1,000	1,000,000
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A(a)(b):
Class A, 3.53%, 10/18/30		2,000	2,009,607
Class B, 3.86%, 10/18/30		1,000	999,802
Class C, 4.11%, 10/18/30		1,500	1,499,493
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, 4.62%, 01/15/30(a)(b)		1,000	989,994
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class C2, (3 mo. LIBOR US + 3.25%), 5.61%, 01/23/27(a)(c)		1,600	1,603,001
OCP CLO Ltd.(a)(b):
Series 2015-8A, Class CR, 5.15%, 04/17/27		1,000	994,988
Series 2017-14A, Class B, 3.67%, 11/20/30		1,000	993,329
Octagon Investment Partners Ltd.(a):
Series 2013-1A, Class BR2, 3.38%, 01/25/31(b)		1,000	998,012
Series 2013-1A, Class CR2, 3.68%, 01/25/31(b)		1,000	999,391

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.95%), 7.30%, 04/15/27(c)	USD	500	$500,998
Series 2017-1A, Class B1, 3.76%, 01/20/30(b)		1,000	1,002,000
Series 2017-1A, Class C, 5.11%, 01/20/31(b)		1,000	995,576
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 4.26%, 01/22/30(a)(b)		900	902,683
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, 4.16%, 01/21/30(a)(b)		1,250	1,241,430
OZLM Funding IV Ltd., 4.56%, 10/22/30(a)(b)		1,000	1,003,977
OZLM VI Ltd., Series 2014-6A, Class CS, 5.48%, 04/17/31(a)(b)		500	497,995
OZLM XIX Ltd., Series 2017-19A, Class C, 5.45%, 11/22/30(a)(b)		1,000	1,001,559
OZLM XXI, Series 2017-21A, Class B, 3.65%, 01/20/31(a)(b)		1,800	1,806,015
Palmer Square CLO Ltd., Series 2018-1A, Class A2, 3.63%, 04/18/31(a)(b)(d)		1,500	1,500,000
Recette CLO Ltd., Series 2015-1A(a)(b):
Class CR, 4.06%, 10/20/27		1,500	1,502,437
Class DR, 5.11%, 10/20/27		1,000	1,000,814
Regatta IV Funding Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.00%), 4.36%, 07/25/26(a)(c)		1,500	1,503,213
Regatta V Funding Ltd., Series 2014-1A(a)(c):
Class BR, (3 mo. LIBOR US + 2.30%), 4.66%, 10/25/26		1,000	1,002,254
Class C, (3 mo. LIBOR US + 3.45%), 5.81%, 10/25/26		1,000	1,002,249
Rockford Tower CLO Ltd., Series 2017-3A(a)(b):
Class A, 2.86%, 10/20/30		2,000	2,000,096
Class D, 4.32%, 10/20/30		1,000	999,191
Stewart Park CLO Ltd., Series 2015-1A(a)(b):
Class CR, 4.15%, 01/15/30		1,500	1,493,427
Class DR, 4.95%, 01/15/30		1,500	1,487,544
Symphony CLO XV Ltd., Series 2014-15A(a)(c):
Class CR, (3 mo. LIBOR US + 2.20%), 4.55%, 10/17/26		2,500	2,498,453
Class DR, (3 mo. LIBOR US + 3.35%), 5.70%, 10/17/26		1,000	1,001,356
Tiaa Clo III Ltd., Series 2017-2A, Class A, 3.50%, 01/16/31(a)(b)		2,500	2,510,328
Voya CLO 2018-1, Ltd., Series 2018-1A, Class C, 4.94%, 04/19/31(a)(b)(d)		1,000	1,000,000
Webster Park CLO Ltd., Series 2015-1A, Class B1, (3 mo. LIBOR US + 3.10%), 5.46%, 01/20/27(a)(c)		4,000	4,006,363
York CLO-2 Ltd., Series 2015-1A(a)(b):
Class CR, 4.21%, 01/22/31		1,500	1,495,335
Class DR, 4.96%, 01/22/31		1,800	1,802,190

Total Asset-Backed Securities — 8.0% (Cost — $121,101,139)			121,291,325

Corporate Bonds — 99.9%

Aerospace & Defense — 1.6%
Arconic, Inc.:
5.13%, 10/01/24		3,551	3,600,945
5.90%, 02/01/27		2,000	2,066,250
6.75%, 01/15/28		178	193,352
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		672	675,750
Bombardier, Inc.(a):
7.75%, 03/15/20		354	377,895
8.75%, 12/01/21		2,320	2,581,766
6.00%, 10/15/22		14	13,930
6.13%, 01/15/23		759	763,744

Security	Par (000)		Value
Aerospace & Defense (continued)
7.50%, 12/01/24	USD	1,355	$1,426,137
7.50%, 03/15/25		2,803	2,915,120
KLX, Inc., 5.88%, 12/01/22(a)		2,165	2,259,719
Mexico City Airport Trust, 4.25%, 10/31/26(a)		1,350	1,265,029
TransDigm, Inc.:
6.00%, 07/15/22		4,360	4,414,500
6.50%, 07/15/24		1,560	1,586,325

			24,140,462
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 06/15/22(a)		1,565	1,615,863

Airlines — 0.6%
American Airlines Group, Inc., 4.63%, 03/01/20(a)		692	697,190
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 07/02/24		2,728	2,938,257
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 09/15/28(a)		2,482	2,339,828
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		3,044	3,074,212
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 04/23/22(a)		493	500,037

			9,549,524
Auto Components — 0.3%
Allison Transmission, Inc., 5.00%, 10/01/24(a)		68	66,790
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		535	509,588
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20		3,108	3,174,045
6.38%, 12/15/25		388	388,970
Tesla, Inc., 5.30%, 08/15/25(a)		1,116	987,660

			5,127,053
Automobiles — 0.5%
Ford Motor Co., 7.45%, 07/16/31		3,660	4,332,795
General Motors Co.:
4.88%, 10/02/23		1,875	1,931,954
6.25%, 10/02/43		940	1,003,963

			7,268,712
Banks — 4.3%
Barclays PLC, 4.84%, 05/09/28(f)		7,975	7,749,591
CIT Group, Inc.:
5.00%, 08/01/23		370	376,475
5.25%, 03/07/25		925	944,656
City National Corp., 5.25%, 09/15/20		2,900	3,025,693
Cooperatieve Rabobank UA, 3.95%, 11/09/22(f)		3,775	3,767,227
Credit Suisse Group AG, 6.50%, 08/08/23(a)		6,000	6,495,000
Discover Bank/Greenwood, 8.70%, 11/18/19		748	803,334
Fifth Third Bancorp(3 mo. LIBOR US + 3.03%), 5.10%(g)(h)		5,000	4,918,750
HSBC Finance Corp., 6.68%, 01/15/21(f)		5,150	5,537,842
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)		5,840	5,860,426
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23(f)		10,080	10,705,981
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	813,142
SunTrust Banks, Inc.(3 mo. LIBOR US + 3.10%), 5.05%(g)(h)		5,270	5,197,801
Wells Fargo & Co.(f):
4.13%, 08/15/23		4,000	4,010,938
5.61%, 01/15/44		4,119	4,560,068

			64,766,924
Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		6,170	6,401,099

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 04/15/58	USD	4,000	$3,973,780
Molson Coors Brewing Co., 4.20%, 07/15/46		1,665	1,513,854

			11,888,733
Biotechnology — 0.4%
Amgen, Inc., 4.66%, 06/15/51(f)		6,709	6,703,000

Building Products — 0.4%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(a)		424	437,123
Beacon Escrow Corp., 4.88%, 11/01/25(a)		1,481	1,399,545
Building Materials Corp. of America, 6.00%, 10/15/25(a)		1,832	1,900,700
Masonite International Corp., 5.63%, 03/15/23(a)		610	628,300
Standard Industries, Inc.(a):
5.50%, 02/15/23		663	684,548
5.38%, 11/15/24		82	83,076
USG Corp., 4.88%, 06/01/27(a)		445	445,000

			5,578,292
Capital Markets — 2.5%
Goldman Sachs Group, Inc.:
7.50%, 02/15/19(f)		5,165	5,359,210
5.25%, 07/27/21		1,175	1,242,945
5.75%, 01/24/22(f)		5,500	5,918,873
6.25%, 02/01/41(f)		15,000	18,100,045
Morgan Stanley, 5.63%, 09/23/19(f)		6,770	7,008,927
NFP Corp., 6.88%, 07/15/25(a)		222	217,560

			37,847,560
Chemicals — 1.4%
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	720,363
Basell Finance Co. BV, 8.10%, 03/15/27(a)(f)		6,000	7,554,841
Chemours Co., 5.38%, 05/15/27		207	204,930
Huntsman International LLC:
4.88%, 11/15/20		72	73,350
5.13%, 11/15/22		2,495	2,588,063
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		956	924,930
Olin Corp.:
5.13%, 09/15/27		270	264,600
5.00%, 02/01/30		297	282,893
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		3,006	3,081,150
5.88%, 12/01/25		2,241	2,184,975
PQ Corp., 6.75%, 11/15/22(a)		935	988,762
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		1,660	1,713,950

			20,582,807
Commercial Services & Supplies — 3.0%
ADT Corp.:
4.13%, 06/15/23		960	898,205
4.88%, 07/15/32(a)		1,020	844,050
Aviation Capital Group Corp.(a):
7.13%, 10/15/20		31,000	33,638,052
6.75%, 04/06/21		7,850	8,548,083
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(a)		1,061	1,039,780
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		595	577,150

			45,545,320
Communications Equipment — 0.2%
CommScope Technologies Finance LLC, 6.00%, 06/15/25(a)		467	479,843
CommScope Technologies LLC, 5.00%, 03/15/27(a)		659	630,992
CommScope, Inc., 5.50%, 06/15/24(a)		254	258,445

Security	Par (000)		Value
Communications Equipment (continued)
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25	USD	750	$776,400
5.75%, 01/15/27(a)		1,360	1,350,317

			3,495,997
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		2,578	2,741,574
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(a)		1,406	1,451,695
Engility Corp., 8.88%, 09/01/24		727	756,080

			4,949,349
Construction Materials — 0.4%
HD Supply, Inc., 5.75%, 04/15/24(a)		4,965	5,213,250
PulteGroup, Inc., 5.50%, 03/01/26		926	941,001

			6,154,251
Consumer Discretionary — 0.1%
Nielsen Co. Luxembourg SARL, 5.00%, 02/01/25(a)		72	70,920
Viking Cruises Ltd., 5.88%, 09/15/27(a)		1,899	1,832,535

			1,903,455
Consumer Finance — 1.0%
Ally Financial, Inc.:
5.13%, 09/30/24		590	603,275
8.00%, 11/01/31(f)		3,832	4,656,646
Capital One Bank USA NA, 3.38%, 02/15/23(f)		2,000	1,940,969
Discover Financial Services, 3.85%, 11/21/22		3,252	3,220,013
IHS Markit Ltd.(a):
4.75%, 02/15/25		452	454,305
4.00%, 03/01/26		318	304,590
Navient Corp.:
6.63%, 07/26/21		461	478,933
6.50%, 06/15/22		434	445,935
7.25%, 09/25/23		996	1,040,820
Total System Services, Inc., 3.80%, 04/01/21		1,630	1,637,595

			14,783,081
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.63%, 05/15/23		760	761,900
7.25%, 05/15/24		200	211,000
6.00%, 02/15/25		2,291	2,316,774
Ball Corp., 4.38%, 12/15/20		681	692,066
Berry Global, Inc., 4.50%, 02/15/26(a)		126	120,330
BWAY Holding Co., 7.25%, 04/15/25(a)		675	692,854
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 02/01/26(a)		269	259,585
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		282	261,202
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20		2,778	2,798,294
6.88%, 02/15/21		36	36,887
5.13%, 07/15/23(a)		900	905,625
7.00%, 07/15/24(a)		921	958,991
Sealed Air Corp., 6.88%, 07/15/33(a)		182	202,930

			10,218,438
Diversified Consumer Services — 0.7%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(a)		6,034	6,471,465
Service Corp. International, 4.50%, 11/15/20		4,382	4,392,955

			10,864,420

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services — 7.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20	USD	961	$985,728
3.50%, 05/26/22		5,000	4,910,996
4.63%, 07/01/22		518	530,287
Air Lease Corp., 3.75%, 02/01/22		5,000	5,006,649
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,089,559
Banco Santander SA, 3.13%, 02/23/23		2,200	2,113,035
Bank of America Corp.:
5.00%, 05/13/21(f)		17,100	17,992,142
4.45%, 03/03/26		1,765	1,774,070
BNP Paribas SA, 4.38%, 03/01/33(a)(b)		4,000	3,855,600
Citigroup, Inc., 6.68%, 09/13/43(f)		4,125	5,161,926
Ford Motor Credit Co. LLC, 5.88%, 08/02/21(f)		9,420	10,023,654
General Motors Financial Co., Inc.:
6.75%, 06/01/18		1,700	1,705,875
4.38%, 09/25/21		2,260	2,310,617
4.25%, 05/15/23		1,681	1,691,197
4.35%, 01/17/27		4,710	4,581,507
ING Bank NV, 5.00%, 06/09/21(a)(f)		8,000	8,367,563
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		4,000	3,915,299
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(a)		1,705	1,719,919
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,162,321
Lloyds Banking Group PLC, 4.34%, 01/09/48		3,925	3,567,509
Macquarie Group, Ltd., 4.15%, 03/27/24(a)(b)		4,000	3,982,633
Resparcs Funding LP I, 8.00%(h)		4,000	1,482,000
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,657,470
5.13%, 05/28/24(f)		5,250	5,331,773
UniCredit SpA(5 year USD ICE Swap + 3.70%), 5.86%, 06/19/32(a)(g)		4,000	4,000,200
Vantiv LLC/Vanity Issuer Corp., 4.38%, 11/15/25(a)		464	443,120

			106,362,649
Diversified Telecommunication Services — 6.3%
AT&T, Inc.:
5.00%, 03/01/21(f)		8,575	8,963,849
6.30%, 01/15/38(f)		12,000	13,773,888
5.15%, 03/15/42		250	248,521
4.35%, 06/15/45		367	323,010
5.15%, 02/14/50		3,000	3,039,530
CenturyLink, Inc.:
5.63%, 04/01/25		2,110	1,941,200
Series S, 6.45%, 06/15/21		1,176	1,201,725
Series Y, 7.50%, 04/01/24		524	534,480
Frontier Communications Corp.:
10.50%, 09/15/22		430	378,271
7.13%, 01/15/23		242	173,030
6.88%, 01/15/25		1,527	935,288
11.00%, 09/15/25		2,599	1,994,732
Level 3 Financing, Inc.:
5.38%, 08/15/22		2,095	2,105,475
5.13%, 05/01/23		1,183	1,171,170
5.38%, 01/15/24		754	746,460
5.38%, 05/01/25		2,003	1,972,354
5.25%, 03/15/26		320	309,504
Telecom Italia Capital SA, 6.00%, 09/30/34		960	993,600
Telecom Italia SpA, 5.30%, 05/30/24(a)		720	733,320
Telefonica Emisiones SAU, 5.21%, 03/08/47		6,000	6,253,287
Verizon Communications, Inc.(f):
5.15%, 09/15/23		8,775	9,435,792
6.40%, 09/15/33		9,475	11,069,097
6.55%, 09/15/43		13,225	15,877,188

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
5.01%, 04/15/49	USD	10,578	$10,536,587

			94,711,358
Electric Utilities — 5.1%
AES Corp.:
4.50%, 03/15/23		400	402,000
5.50%, 04/15/25		304	310,840
4.88%, 05/15/23		32	32,200
6.00%, 05/15/26		843	880,935
5.13%, 09/01/27		1,095	1,111,425
CMS Energy Corp., 5.05%, 03/15/22(f)		9,900	10,408,772
DPL, Inc., 7.25%, 10/15/21		94	102,234
Duke Energy Corp., 3.55%, 09/15/21		3,650	3,673,256
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(g)		7,500	8,115,000
Great Plains Energy, Inc., 5.29%, 06/15/22(i)		5,550	5,830,202
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)		3,566	3,493,473
NextEra Energy Capital Holdings, Inc., 4.80%, 12/01/77(b)		5,000	4,762,750
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(a)		568	548,120
NiSource Finance Corp., 6.80%, 01/15/19		472	484,940
Oncor Electric Delivery Co. LLC(f):
4.10%, 06/01/22		4,150	4,254,259
5.30%, 06/01/42		2,750	3,270,155
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	15,269,269
Puget Energy, Inc.:
6.00%, 09/01/21		275	295,098
5.63%, 07/15/22		5,550	5,921,109
Southern Co., 4.40%, 07/01/46(f)		7,500	7,395,233

			76,561,270
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		306	312,150
5.50%, 12/01/24		2,517	2,606,706
Sanmina Corp., 4.38%, 06/01/19(a)		1,415	1,429,150

			4,348,006
Energy Equipment & Services — 0.7%
Ensco PLC, 7.75%, 02/01/26		668	629,590
Halliburton Co., 5.00%, 11/15/45(f)		6,615	7,022,714
Precision Drilling Corp., 7.13%, 01/15/26(a)		135	136,350
Transocean, Inc., 9.00%, 07/15/23(a)		670	722,796
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(a)		855	872,100
Weatherford International Ltd.:
7.75%, 06/15/21		347	341,795
8.25%, 06/15/23		150	141,000
9.88%, 02/15/24		280	269,500
6.50%, 08/01/36		521	395,960

			10,531,805
Environmental, Maintenance, & Security Service — 0.0%
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		622	615,593

Food & Staples Retailing — 1.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		775	721,719
5.75%, 03/15/25		1,120	975,800
Dollar Tree, Inc., 5.75%, 03/01/23(f)		3,938	4,108,121
General Mills, Inc., 4.20%, 04/17/28		620	611,064
H.J. Heinz Finance Co., 7.13%, 08/01/39(a)		4,415	5,547,816
Wal-Mart Stores, Inc., 5.25%, 09/01/35(f)		5,150	6,082,449

			18,046,969

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Food Products — 0.5%
Aramark Services, Inc.:
5.13%, 01/15/24	USD	1,470	$1,495,725
5.00%, 02/01/28(a)		228	222,015
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 06/15/25(a)		1,590	1,494,123
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		737	707,520
Kraft Heinz Foods Co., 4.38%, 06/01/46		2,475	2,226,813
Pilgrim’s Pride Corp.(a):
5.75%, 03/15/25		759	741,922
5.88%, 09/30/27		409	390,595
Post Holdings, Inc., 5.63%, 01/15/28(a)		428	408,740

			7,687,453
Health Care Equipment & Supplies — 1.1%
Avantor, Inc.(a):
6.00%, 10/01/24(f)		6,794	6,827,970
9.00%, 10/01/25		960	972,000
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(a)		2,065	2,067,581
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a):
4.88%, 04/15/20		517	493,735
5.75%, 08/01/22		2,165	1,802,363
5.63%, 10/15/23		216	169,020
5.50%, 04/15/25		125	93,984
Medtronic, Inc., 4.63%, 03/15/45(f)		4,565	4,824,663

			17,251,316
Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		191	191,000
Amsurg Corp., 5.63%, 07/15/22		1,313	1,316,282
Centene Corp.:
5.63%, 02/15/21		875	897,969
6.13%, 02/15/24		1,370	1,435,075
CHS/Community Health Systems, Inc., 6.25%, 03/31/23		60	54,750
DaVita, Inc., 5.13%, 07/15/24		761	737,219
HCA, Inc.:
3.75%, 03/15/19		4,364	4,374,910
7.50%, 02/15/22		2,214	2,435,400
5.88%, 03/15/22		9,054	9,540,652
4.75%, 05/01/23		471	474,490
5.88%, 05/01/23		69	71,933
5.00%, 03/15/24		2,767	2,798,129
5.25%, 04/15/25		738	747,225
5.88%, 02/15/26		1,297	1,313,212
5.50%, 06/15/47		2,570	2,428,650
HealthSouth Corp., 5.75%, 11/01/24		637	648,148
MEDNAX, Inc., 5.25%, 12/01/23(a)		144	142,920
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		829	845,580
NVA Holdings, Inc., 6.88%, 04/01/26(a)		835	841,263
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(j)		2,066	2,096,990
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		147	154,306
Tenet Healthcare Corp.:
6.00%, 10/01/20		4,102	4,233,469
7.50%, 01/01/22(a)		394	415,178
8.13%, 04/01/22		2,645	2,754,106
6.75%, 06/15/23		1,561	1,534,658
4.63%, 07/15/24(a)		903	871,485
THC Escrow Corp. III, 5.13%, 05/01/25(a)		242	235,345
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	13,459,048

			57,049,392

Security	Par (000)		Value
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)	USD	624	$609,960

Hotels, Restaurants & Leisure — 1.2%
Churchill Downs, Inc., 4.75%, 01/15/28(a)		190	179,075
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)		1,114	1,063,870
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		1,278	1,249,245
IRB Holding Corp., 6.75%, 02/15/26(a)		156	150,540
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		600	600,000
5.25%, 06/01/26		650	653,250
4.75%, 06/01/27		817	780,235
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)		444	415,039
MGM Resorts International:
6.75%, 10/01/20		149	158,312
6.63%, 12/15/21		4,805	5,141,350
New Red Finance, Inc.(a):
4.25%, 05/15/24		1,577	1,500,121
5.00%, 10/15/25		2,910	2,799,973
Sabre GLBL, Inc.,(a)
5.38%, 04/15/23		594	599,762
5.25%, 11/15/23		294	296,573
Scientific Games International, Inc., 5.00%, 10/15/25(a)		914	882,878
Station Casinos LLC, 5.00%, 10/01/25(a)		1,200	1,149,000
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		453	456,398
Wyndham Worldwide Corp.:
4.15%, 04/01/24		732	727,020
5.10%, 10/01/25		108	111,754
4.50%, 04/01/27		43	42,556

			18,956,951
Household Durables — 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)		1,647	1,675,823
Lennar Corp.:
2.95%, 11/29/20(a)		520	506,329
8.38%, 01/15/21(a)		3,015	3,339,113
4.75%, 11/15/22		1,805	1,806,931
4.88%, 12/15/23		466	467,165
Newell Brands, Inc.:
3.85%, 04/01/23(f)		5,085	5,044,797
4.20%, 04/01/26		955	937,738
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19		920	921,150
5.88%, 06/15/24		625	633,594

			15,332,640
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		1,110	1,148,850
6.13%, 12/15/24		231	234,465
5.75%, 07/15/25		1,002	1,001,048

			2,384,363
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
6.00%, 01/15/22(a)		1,858	1,899,805
5.38%, 01/15/23		472	452,530
5.88%, 01/15/24(a)		823	827,629
5.25%, 06/01/26(a)		2,719	2,601,743
Dynegy, Inc.:
6.75%, 11/01/19		1,471	1,495,860
8.00%, 01/15/25(a)		319	345,716

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc.:
6.63%, 01/15/27	USD	2,746	$2,824,948
5.75%, 01/15/28(a)		650	643,500
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,927,000
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		470	448,850
5.00%, 01/31/28		470	437,100

			13,904,681
Industrial Conglomerates — 0.0%
Vertiv Group Corp., 9.25%, 10/15/24(a)		623	629,230

Insurance — 3.5%
American International Group, Inc., 6.40%, 12/15/20(f)		8,710	9,387,126
Aon Corp., 5.00%, 09/30/20(f)		7,700	8,002,292
Aon PLC, 4.25%, 12/12/42(f)		6,500	6,029,189
Forethought Financial Group, Inc., 8.63%, 04/15/21(a)		3,400	3,829,110
HUB International Ltd., 7.00%, 05/01/26(a)		1,373	1,374,716
Nationwide Building Society, 4.13%, 10/18/32(a)(b)		2,520	2,363,023
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(f)		12,000	15,067,177
Progressive Corp., Series B, 5.38%(b)(h)		5,000	5,018,750
Radian Group, Inc., 5.25%, 06/15/20		271	276,420
Wayne Merger Sub LLC, 8.25%, 08/01/23(a)		1,040	1,078,355

			52,426,158
Internet Software & Services — 0.7%
Alibaba Group Holding Ltd., 4.20%, 12/06/47		1,470	1,383,338
Equinix, Inc., 5.88%, 01/15/26		1,061	1,098,135
Netflix, Inc.:
5.50%, 02/15/22		563	584,113
4.38%, 11/15/26		905	845,894
5.88%, 11/15/28(a)		1,550	1,546,125
Priceline Group, Inc., 3.55%, 03/15/28		3,375	3,210,982
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		1,078	1,092,822
Symantec Corp., 5.00%, 04/15/25(a)		347	348,590

			10,109,999
IT Services — 1.1%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(a)		1,755	1,807,650
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	568,061
First Data Corp.(a):
5.38%, 08/15/23		1,509	1,538,878
7.00%, 12/01/23		4,908	5,135,633
5.75%, 01/15/24		5,700	5,771,250
Gartner, Inc., 5.13%, 04/01/25(a)		399	399,878
WEX, Inc., 4.75%, 02/01/23(a)		760	764,750

			15,986,100
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 03/01/20(f)		12,000	12,575,456

Machinery — 0.1%
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		558	538,470
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,324	1,319,035

			1,857,505
Media — 8.9%
21st Century Fox America, Inc., 6.15%, 03/01/37(f)		9,575	11,806,872
A&E Television Networks LLC, 3.11%, 08/22/19(d)		5,000	4,966,500
Altice Financing SA(a):
6.63%, 02/15/23		400	400,000
7.50%, 05/15/26		1,772	1,745,420
Altice France SA(a) 6.00%, 05/15/22		4,544	4,478,657
7.38%, 05/01/26		4,546	4,403,937

Security	Par (000)		Value
Media (continued)
Altice Luxembourg SA, 7.75%, 05/15/22(a)	USD	6,326	$6,041,330
Altice US Finance I Corp.(a):
5.38%, 07/15/23		2,919	2,922,649
5.50%, 05/15/26		1,211	1,183,753
AMC Networks, Inc.:
4.75%, 12/15/22		685	688,425
5.00%, 04/01/24		432	422,280
4.75%, 08/01/25		546	518,700
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23		1,216	1,173,440
5.13%, 05/01/27		5,664	5,306,998
5.00%, 02/01/28		1,116	1,030,492
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.50%, 04/01/28(a)		1,200	1,216,500
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	522,590
6.48%, 10/23/45		9,584	10,272,907
5.38%, 05/01/47		1,500	1,411,999
6.83%, 10/23/55		3,540	3,949,413
Cinemark USA, Inc., 5.13%, 12/15/22		349	354,671
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		2,758	2,813,160
6.50%, 11/15/22(f)		7,431	7,607,486
Cox Communications, Inc.(a):
8.38%, 03/01/39(f)		5,000	6,764,040
4.60%, 08/15/47		625	588,116
CSC Holdings LLC:
8.63%, 02/15/19		4,005	4,167,883
5.25%, 06/01/24		1,054	987,466
6.63%, 10/15/25(a)		1,072	1,105,500
10.88%, 10/15/25(a)		620	726,950
Discovery Communications LLC:
3.95%, 03/20/28(f)		8,515	8,088,137
4.88%, 04/01/43		4,000	3,771,576
DISH DBS Corp.:
5.88%, 11/15/24		338	287,723
7.75%, 07/01/26		1,957	1,779,647
Grupo Televisa SAB, 5.00%, 05/13/45(f)		3,345	3,013,293
Hughes Satellite Systems Corp., 5.25%, 08/01/26		1,017	994,118
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		44	36,960
9.75%, 07/15/25(a)		1,526	1,497,387
Interpublic Group of Cos., Inc., 3.75%, 02/15/23(f)		6,025	5,967,889
MDC Partners, Inc., 6.50%, 05/01/24(a)		1,036	1,019,165
Meredith Corp., 6.88%, 02/01/26(a)		396	400,435
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 08/01/18(a)		1,471	1,471,294
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)		597	568,643
TEGNA, Inc., 5.50%, 09/15/24(a)		351	357,143
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		800	764,000
Time Warner Cable, Inc., 6.55%, 05/01/37		3,519	3,885,573
Time Warner, Inc.:
4.65%, 06/01/44		28	26,818
4.85%, 07/15/45		97	94,951
Tribune Media Co., 5.88%, 07/15/22		1,308	1,324,350
Univision Communications, Inc.(a):
5.13%, 05/15/23		5,293	5,028,350
5.13%, 02/15/25		375	346,875
UPCB Finance IV Ltd., 5.38%, 01/15/25(a)		420	410,550
Viacom, Inc., 5.85%, 09/01/43		1,300	1,383,164
Videotron Ltd., 5.13%, 04/15/27(a)		1,099	1,077,020

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Virgin Media Secured Finance PLC, 5.50%, 08/15/26(a)	USD	487	$468,738
Ziggo Secured Finance BV, 5.50%, 01/15/27(a)		150	141,375

			133,783,308
Metals & Mining — 2.6%
Alcoa Nederland Holding BV, 7.00%, 09/30/26(a)		291	317,190
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,119,667
Commercial Metals Co., 4.88%, 05/15/23		2,194	2,161,266
Constellium NV:
4.63%, 05/15/21	EUR	490	597,582
6.63%, 03/01/25(a)	USD	356	360,895
5.88%, 02/15/26(a)		1,451	1,429,235
First Quantum Minerals Ltd.(a):
7.25%, 05/15/22		912	917,654
6.50%, 03/01/24		311	295,823
FMG Resources August 2006 Property Ltd., 9.75%, 03/01/22(a)		77	85,296
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		500	497,500
3.55%, 03/01/22		236	227,740
3.88%, 03/15/23		6,250	5,992,187
5.40%, 11/14/34		2,250	2,075,625
5.45%, 03/15/43		1,410	1,283,100
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		725	765,781
Novelis Corp.(a):
6.25%, 08/15/24		2,862	2,915,663
5.88%, 09/30/26		3,411	3,385,417
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,329,152
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,124,669
5.25%, 04/15/23		309	313,635
5.50%, 10/01/24		240	246,600
4.13%, 09/15/25		1,808	1,725,519
5.00%, 12/15/26		35	34,650
Teck Resources Ltd.:
4.50%, 01/15/21		370	373,700
8.50%, 06/01/24(a)		1,623	1,811,674
United States Steel Corp., 6.25%, 03/15/26		813	806,903

			39,194,123
Multi-Utilities — 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp., 6.88%, 10/15/21		386	386,483

Oil, Gas & Consumable Fuels — 17.2%
Aker BP ASA, 5.88%, 03/31/25(a)		570	591,375
Andeavor:
4.75%, 12/15/23		1,230	1,284,794
5.13%, 12/15/26		937	989,142
Andeavor Logistics LP, Series A, 6.88%(b)(h)		5,000	5,082,500
California Resources Corp., 8.00%, 12/15/22(a)		1,065	915,900
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21		252	248,850
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		279	285,975
8.25%, 07/15/25		364	390,394
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		1,916	2,095,644
5.13%, 06/30/27		2,516	2,453,100
Cheniere Energy Partners LP, 5.25%, 10/01/25(a)		1,157	1,130,967
Chesapeake Energy Corp., 8.00%, 12/15/22(a)		1,670	1,770,200
CNX Resources Corp., 5.88%, 04/15/22(f)		8,704	8,747,520
Concho Resources, Inc., 4.88%, 10/01/47		815	828,640

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 11.00%, 11/15/25(a)	USD	328	$344,400
Continental Resources, Inc.:
5.00%, 09/15/22(f)		7,519	7,641,184
4.50%, 04/15/23		795	804,938
4.38%, 01/15/28(a)		115	113,059
4.90%, 06/01/44		201	196,980
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		365	366,825
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		2,880	2,844,000
DCP Midstream LLC, 6.75%, 09/15/37(a)		1,527	1,654,886
Denbury Resources, Inc., 9.25%, 03/31/22(a)		1,136	1,185,700
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,453,357
El Paso LLC:
7.80%, 08/01/31		197	243,898
7.75%, 01/15/32		4,586	5,730,073
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,706,446
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20(f)		5,075	5,361,442
Enbridge Energy Partners LP, 9.88%, 03/01/19(f)		6,000	6,333,609
Enbridge, Inc., 6.25%, 03/01/78(b)		5,000	4,878,605
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 01/30/26(a)		320	321,600
Energy Transfer Equity LP:
7.50%, 10/15/20		598	640,608
4.25%, 03/15/23		553	533,645
5.88%, 01/15/24		3,366	3,437,527
5.50%, 06/01/27		406	406,000
Energy Transfer LP:
5.20%, 02/01/22(f)		10,200	10,599,217
6.13%, 12/15/45		3,579	3,663,904
Enterprise Products Operating LLC:
4.90%, 05/15/46(f)		5,375	5,598,896
Series E, 5.25%, 08/16/77(b)		4,800	4,627,152
Series N, 6.50%, 01/31/19(f)		12,000	12,314,702
EP Energy LLC/Everest Acquisition Finance, Inc.(a):
9.38%, 05/01/24		367	280,755
8.00%, 11/29/24(f)		673	696,555
Extraction Oil & Gas, Inc., 5.63%, 02/01/26(a)		611	594,381
Gulfport Energy Corp.:
6.00%, 10/15/24		210	199,500
6.38%, 05/15/25		487	467,369
Hess Corp., 5.80%, 04/01/47		3,000	3,107,808
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		749	756,490
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		300	288,000
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)(e)		388	389,455
Kinder Morgan Energy Partners LP:
6.85%, 02/15/20(f)		12,000	12,721,919
4.25%, 09/01/24		2,170	2,165,682
5.40%, 09/01/44		3,615	3,565,728
Matador Resources Co., 6.88%, 04/15/23		71	74,195
MEG Energy Corp.(a):
7.00%, 03/31/24		1,643	1,474,592
6.50%, 01/15/25		1,409	1,409,282
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19(a)		3,500	3,549,000
MPLX LP:
4.13%, 03/01/27		825	804,979
5.20%, 03/01/47		3,500	3,579,406
4.70%, 04/15/48		5,000	4,732,052
Murphy Oil Corp., 6.88%, 08/15/24		752	796,180
Nabors Industries, Inc., 5.75%, 02/01/25(a)		395	374,263

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.:
5.63%, 07/01/24	USD	78	$82,680
5.38%, 01/01/26		830	860,087
Nexen Energy ULC, 6.40%, 05/15/37		2,000	2,432,164
NGPL PipeCo LLC(a):
4.38%, 08/15/22		509	506,455
7.77%, 12/15/37		2,304	2,776,320
Noble Energy, Inc.:
5.63%, 05/01/21		1,784	1,813,970
5.05%, 11/15/44		3,500	3,626,526
Noble Holding International Ltd.:
7.75%, 01/15/24(f)		1,093	1,024,687
7.95%, 04/01/25		232	207,640
7.88%, 02/01/26(a)		1,427	1,437,702
Oasis Petroleum, Inc., 6.88%, 01/15/23		57	58,496
ONEOK Partners LP, 8.63%, 03/01/19(f)		10,000	10,455,613
Parsley Energy LLC/Parsley Finance Corp.(a):
5.25%, 08/15/25		780	778,050
5.63%, 10/15/27		649	657,113
Petroleos Mexicanos:
3.50%, 01/30/23(f)		5,000	4,732,500
4.63%, 09/21/23		3,965	3,913,336
4.88%, 01/18/24(f)		2,000	1,984,000
Pioneer Natural Resources Co., 6.88%, 05/01/18		1,665	1,665,000
Plains All American Pipeline LP, Series B, 6.13%(b)(f)(h)		2,215	2,154,087
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 06/15/44		1,498	1,338,983
4.90%, 02/15/45		2,102	1,943,496
QEP Resources, Inc., 5.63%, 03/01/26		160	153,200
Range Resources Corp.:
5.00%, 08/15/22		32	31,440
4.88%, 05/15/25		259	239,737
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		295	305,416
6.88%, 04/15/40		580	669,900
RSP Permian, Inc., 6.63%, 10/01/22		789	822,532
Ruby Pipeline LLC, 6.00%, 04/01/22(a)(f)		8,939	9,252,851
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		405	425,112
5.63%, 04/15/23(f)		10,510	11,200,612
5.75%, 05/15/24		2,575	2,764,354
5.88%, 06/30/26		1,481	1,608,380
Sanchez Energy Corp.:
7.75%, 06/15/21		982	910,805
6.13%, 01/15/23		847	611,703
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		1,110	1,079,475
SM Energy Co.:
6.50%, 01/01/23		177	177,443
5.00%, 01/15/24		297	282,893
5.63%, 06/01/25(f)		350	337,750
6.75%, 09/15/26		46	46,805
Southwestern Energy Co.:
6.45%, 01/23/25		676	662,480
7.50%, 04/01/26		1,098	1,128,195
Sunoco LP/Sunoco Finance Corp.(a):
4.88%, 01/15/23		1,071	1,054,367
5.88%, 03/15/28		317	307,886
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 01/15/28(a)		1,298	1,294,755
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		37	36,908
6.75%, 03/15/24		184	192,280
5.88%, 04/15/26(a)		848	841,810

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
5.00%, 01/15/28(a)	USD	1,009	$933,325
TransCanada PipeLines Ltd., 4.88%, 01/15/26(f)		4,485	4,770,841
Western Gas Partners LP, 5.38%, 06/01/21(f)		5,125	5,302,906
Whiting Petroleum Corp., 6.63%, 01/15/26(a)		400	410,000
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,171,364
4.55%, 06/24/24		527	525,024
8.75%, 03/15/32		2,478	3,264,765
5.75%, 06/24/44		685	714,113
Williams Partners LP, 5.10%, 09/15/45		5,075	4,995,141
WPX Energy, Inc.:
6.00%, 01/15/22		72	75,060
5.25%, 09/15/24		22	22,165

			259,917,943
Paper & Forest Products — 1.8%
International Paper Co.(f):
7.50%, 08/15/21		7,209	8,098,928
8.70%, 06/15/38		4,000	5,690,951
7.30%, 11/15/39		10,000	13,033,401

			26,823,280
Pharmaceuticals — 3.5%
AbbVie, Inc.:
2.90%, 11/06/22(f)		5,675	5,524,665
4.70%, 05/14/45		3,255	3,232,564
Actavis Funding SCS:
3.85%, 06/15/24		6,000	5,845,239
4.75%, 03/15/45		485	458,332
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		317	322,452
CVS Health Corp.:
4.75%, 12/01/22		289	300,947
5.00%, 12/01/24		183	192,029
5.13%, 07/20/45		3,879	4,028,992
5.05%, 03/25/48		5,705	5,795,690
Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(a)		1,514	1,101,435
Forest Laboratories LLC, 5.00%, 12/15/21(a)		1,631	1,691,055
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(a)		297	315,563
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	8,268,453
Mylan NV, 3.95%, 06/15/26(f)		7,500	7,125,691
Valeant Pharmaceuticals International, Inc.(a):
7.50%, 07/15/21		108	109,755
6.75%, 08/15/21		349	351,181
5.63%, 12/01/21		643	622,103
6.50%, 03/15/22		829	860,087
7.25%, 07/15/22		19	19,164
5.50%, 03/01/23		2,365	2,134,412
5.88%, 05/15/23		780	716,625
7.00%, 03/15/24		1,303	1,374,665
6.13%, 04/15/25		1,121	1,011,108
5.50%, 11/01/25		963	958,185

			52,360,392
Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.:
5.05%, 09/01/20		500	518,426
5.90%, 11/01/21(f)		3,770	4,057,277
AvalonBay Communities, Inc., 6.10%, 03/15/20(f)		10,000	10,530,996
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,133	1,088,756
5.13%, 05/01/26(a)		1,185	1,185,000
Host Hotels & Resorts LP, 3.75%, 10/15/23(f)		3,600	3,516,854

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24	USD	627	$639,553
4.50%, 09/01/26		2,750	2,585,000
Starwood Property Trust, Inc.:
5.00%, 12/15/21		627	634,505
4.75%, 03/15/25(a)		212	204,050

			24,960,417
Real Estate Management & Development — 0.4%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		460	455,400
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)(f)		4,485	4,243,931
Realogy Group LLC/Realogy Co-Issuer Corp.(a):
4.50%, 04/15/19		803	811,191
5.25%, 12/01/21		344	348,300
4.88%, 06/01/23		222	214,574

			6,073,396
Road & Rail — 1.2%
Norfolk Southern Corp., 6.00%, 03/15/2105		12,700	14,637,083
United Rentals North America, Inc.:
4.63%, 07/15/23		1,616	1,640,240
4.63%, 10/15/25		1,034	1,002,990
4.88%, 01/15/28		877	830,958
5.88%, 09/15/26		274	285,645

			18,396,916
Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		7,500	7,160,926
Micron Technology, Inc., 5.50%, 02/01/25		40	41,600
NXP BV/NXP Funding LLC(a):
4.13%, 06/15/20		951	955,755
4.13%, 06/01/21		1,461	1,464,652
4.63%, 06/15/22		490	493,675
4.63%, 06/01/23		204	205,403
QUALCOMM, Inc., 3.25%, 05/20/27(f)		2,500	2,300,788
Sensata Technologies BV(a):
5.63%, 11/01/24		695	721,063
5.00%, 10/01/25		772	770,070

			14,113,932
Software — 1.0%
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(a)		690	762,450
Infor US, Inc., 6.50%, 05/15/22		3,585	3,638,775
Informatica LLC, 7.13%, 07/15/23(a)		1,599	1,599,000
Nuance Communications, Inc., 5.38%, 08/15/20(a)		1,901	1,910,505
Oracle Corp., 2.65%, 07/15/26(f)		4,890	4,521,582
PTC, Inc., 6.00%, 05/15/24		313	327,867
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		2,040	2,269,500
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		740	778,850

			15,808,529
Specialty Retail — 0.4%
L Brands, Inc.:
7.00%, 05/01/20		3,050	3,233,000
6.88%, 11/01/35		1,119	1,051,860
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,160	1,125,200

			5,410,060
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		615	632,733

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals (continued)
7.13%, 06/15/24	USD	747	$795,555
8.35%, 07/15/46		2,355	2,899,703
Western Digital Corp., 4.75%, 02/15/26		2,466	2,429,010

			6,757,001
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 5.00%, 05/01/25		699	702,495
Springs Industries, Inc., 6.25%, 06/01/21		304	308,180
William Carter Co., 5.25%, 08/15/21		1,406	1,428,848

			2,439,523
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		639	639,000
5.25%, 10/01/25		268	255,270

			894,270
Tobacco — 2.0%
Altria Group, Inc., 10.20%, 02/06/39(f)		13,392	22,327,942
BAT Capital Corp., 4.54%, 08/15/47(a)		5,000	4,760,014
Reynolds American, Inc.:
4.85%, 09/15/23		1,120	1,172,392
5.85%, 08/15/45		2,335	2,627,146

			30,887,494
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1(a):
Class A, 5.25%, 05/30/25		1,885	1,933,679
Class B, 6.13%, 11/30/21		1,477	1,504,328

			3,438,007
Transportation Infrastructure — 0.9%
CEVA Group PLC, (9.00% Cash or 3.00% PIK), 9.00%, 09/01/20(a)(j)		1,876	1,942,038
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(f)		10,500	10,965,940

			12,907,978
Wireless Telecommunication Services — 1.6%
Crown Castle International Corp., 5.25%, 01/15/23		6,380	6,730,516
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		277	277,693
5.38%, 03/15/27		129	129,000
Digicel Group Ltd., 8.25%, 09/30/20(a)		200	178,750
Digicel Ltd., 6.00%, 04/15/21(a)		1,285	1,222,356
Frontier Communications Corp., 8.50%, 04/01/26(a)		995	967,638
SBA Communications Corp.:
4.00%, 10/01/22(a)		1,045	995,362
4.88%, 09/01/24		1,658	1,593,752
Sprint Capital Corp., 8.75%, 03/15/32		1,994	2,284,376
Sprint Communications, Inc.(a):
9.00%, 11/15/18		1,576	1,620,325
7.00%, 03/01/20		389	409,423
Sprint Corp.:
7.13%, 06/15/24		3,456	3,581,280
7.63%, 02/15/25		146	153,665
7.63%, 03/01/26		1,688	1,778,730
T-Mobile USA, Inc.:
4.50%, 02/01/26		815	784,438
4.75%, 02/01/28		1,341	1,290,444

			23,997,748

Total Corporate Bonds — 99.9% (Cost — $1,460,135,124)			1,509,472,895

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations — 2.3%
Argentine Republic Government International Bond, 5.63%, 01/26/22	USD	6,485	$6,540,122
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	5,644,125
Colombia Government International Bond, 5.63%, 02/26/44		4,000	4,288,000
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,779,993
Mexico Government International Bond:
4.75%, 03/08/44		5,800	5,452,000
4.60%, 02/10/48		5,000	4,577,500
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	3,438,750

Total Foreign Agency Obligations — 2.3% (Cost — $35,087,795)			34,720,490

Municipal Bonds — 1.2%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,313,000
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,387,400

Total Municipal Bonds — 1.2% (Cost — $14,849,709)			17,700,400

Preferred Securities — 26.4%

Capital Trusts — 21.9%
Auto Components — 0.2%
General Motors Financial Co., Inc., Series A, 5.75%(b)(h)		3,000	2,958,000

Banks — 5.2%
BNP Paribas SA(a)(g)(h):
7.20%		5,000	5,487,500
7.38%		4,535	4,943,150
Capital One Financial Corp., Series E, 5.55%(g)(h)		5,000	5,150,000
CIT Group, Inc., Series A, 5.80%(g)(h)		3,000	2,985,000
Citigroup, Inc.(g)(h):
5.90%		2,210	2,258,344
Series P, 5.95%		7,000	7,087,500
Credit Suisse Group AG(a)(g)(h):
6.25%		7,255	7,429,381
7.50%		3,250	3,522,252
HSBC Capital Funding LP, 10.18%(a)(g)(h)		11,835	18,410,763
Macquarie Bank Ltd., 6.13%(a)(g)(h)		1,885	1,814,312
Nordea Bank AB, 6.13%(a)(g)(h)		5,540	5,685,425
U.S. Bancorp, Series J, 5.30%(g)(h)		10,415	10,519,150
Wells Fargo & Co.(g)(h):
Series K, 5.89%		809	818,101
Series S, 5.90%		281	285,918
Series U, 5.88%		2,655	2,747,925

			79,144,721
Capital Markets — 2.4%
Charles Schwab Corp., Series E, 4.63%(g)(h)		6,805	6,811,805
Goldman Sachs Group, Inc., Series L, 5.70%(g)(h)		2,950	3,016,375
Morgan Stanley, Series H, 5.45%(g)(h)		8,675	8,815,969
State Street Corp.:
3.12%, 06/01/77(c)(f)		17,845	16,176,492
Series F, 5.25%(g)(h)		1,855	1,906,013

			36,726,654
Commercial Services & Supplies — 0.4%
AerCap Global Aviation Trust, 6.50%(a)(g)		5,000	5,300,000

Security	Par (000)		Value
Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(g)(h)	USD	4,510	$4,521,275

Diversified Financial Services — 5.3%
Bank of America Corp.(g)(h):
Series AA, 6.10%		8,630	8,942,837
Series K, 5.99%		775	778,875
Series U, 5.20%		5,785	5,741,613
Barclays PLC, 6.63%(g)(h)		7,385	7,542,300
BNP Paribas SA, 6.75%(a)(g)(h)		5,000	5,243,750
Credit Agricole SA, 8.13%(a)(g)(h)		5,000	5,681,250
HSBC Holdings PLC(g)(h):
6.00%		1,550	1,530,935
6.50%		2,615	2,654,513
JPMorgan Chase & Co.(g)(h):
Series 1, 5.83%		3,650	3,677,375
Series Q, 5.15%		4,000	3,960,000
Series R, 6.00%		14,130	14,372,753
Series S, 6.75%		9,775	10,593,656
Royal Bank of Scotland Group PLC(g)(h):
8.00%		970	1,060,938
8.63%		5,135	5,622,825
Societe Generale SA, 7.38%(a)(g)(h)		1,980	2,098,800

			79,502,420
Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 4.97%(g)		8,300	8,280,080

Industrial Conglomerates — 0.5%
General Electric Co., Series D, 5.00%(g)(h)		7,502	7,426,980

Insurance — 3.3%
ACE Capital Trust II, 9.70%, 04/01/30		7,000	10,010,000
Allstate Corp., 5.75%, 08/15/53(g)		5,000	5,162,500
American International Group, Inc., 8.18%, 05/15/68(g)		3,755	4,919,050
Bank One Capital III, 8.75%, 09/01/30		2,000	2,766,116
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27		5,000	5,439,410
Farmers Exchange Capital II, 6.15%, 11/01/53(a)(g)		4,890	5,330,100
Great-West Life & Annuity Insurance Capital LP II, 4.39%, 05/16/46(a)(g)		500	500,000
Hartford Financial Services Group, Inc., 8.13%, 06/15/68(g)		5,050	5,062,625
MetLife, Inc., 6.40%, 12/15/66		5,000	5,450,000
Principal Financial Group, Inc., 4.70%, 05/15/55(g)		5,000	5,012,500

			49,652,301
Media — 0.5%
NBCUniversal Enterprise, Inc., 5.25%(a)(h)		5,600	5,754,000
Viacom, Inc., 5.88%(g)		2,111	2,132,110

			7,886,110
Oil, Gas & Consumable Fuels — 2.3%
Enbridge, Inc., Series 16-A, 6.00%, 01/15/77(g)		5,880	5,710,950
Energy Transfer Partners LP, Series B, 6.63%(b)(h)		5,000	4,728,500
Enterprise Products Operating LLC(g):
4.78%, 06/01/67		2,500	2,472,295
Series A, 6.07%, 08/01/66		9,325	9,361,927
TransCanada PipeLines Ltd., 4.05%, 05/15/67(g)		9,400	9,035,938
TransCanada Trust, 5.48%, 05/20/75(g)		2,755	2,816,987

			34,126,597
Real Estate Investment Trusts (REITs) — 0.5%
Sovereign Real Estate Investment Trust, 12.00%(a)(h)		7	8,225,000

Road & Rail — 0.5%
BNSF Funding Trust I, 6.61%, 12/15/55(g)		6,125	6,951,875

Total Capital Trusts — 21.9% (Cost — $319,626,994)			330,702,013

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Shares	Value
Preferred Stocks — 4.0%
Banks — 1.8%
Citigroup, Inc., Series K, 6.88%(g)(h)		488,324	$13,438,566
Wells Fargo & Co., Series Q, 5.85%(g)(h)		550,504	14,202,900

			27,641,466
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h)		162,453	4,174,965
SCE Trust III, Series H, 5.75%(g)(h)		31,652	837,143
State Street Corp., Series D, 5.90%(g)(h)		220,498	5,818,863

			10,830,971
Electric Utilities — 0.2%
Entergy Louisiana LLC, 5.25%, 07/01/52		90,008	2,236,500

Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%, 03/15/43		75,004	1,873,500
Vornado Realty Trust, Series K, 5.70%(h)		50,004	1,195,000

			3,068,500
Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08%, 04/21/20(a)		15,151	16,922,302

Total Preferred Stocks — 4.0% (Cost — $59,247,356)			60,699,739

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 7.62%, 02/15/40(d)(g)		300,181	7,980,749

Total Trust Preferred — 0.5% (Cost — $7,299,341)			7,980,749

Total Preferred Securities — 26.4% (Cost — $ 386,173,691)			399,382,501

		Par (000)
U.S. Government Sponsored Agency Securities — 0.2%

Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19(f)(k)	USD	3,945	3,801,508

U.S. Treasury Obligations — 6.1%
U.S. Treasury Notes(f):
2.25%, 02/15/21		54,000	53,485,313
2.75%, 11/15/47		25,195	23,508,209

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
US Treasury Bond, 3.00%, 02/15/48(f)	USD	15,390	$15,105,339

Total U.S. Treasury Obligations — 6.1% (Cost — $92,249,638)			92,098,861

Total Long-Term Investments — 144.1% (Cost — $2,113,311,586)			2,178,467,980

Options Purchased — 0.1% (Cost — $1,143,668)			872,326

Total Investments — 144.2% (Cost — $2,114,455,254)			2,179,340,306
Liabilities in Excess of Other Assets — (44.2)%			(667,714,150)

Net Assets — 100.0%			$1,511,626,156

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	When-issued security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.

Affiliated	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,139,477	(9,139,477)	—	$—	$57,332	$32	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.00%	02/07/17	Open	$3,757,000	$3,811,225	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	2.11	06/15/17	Open	4,720,000	4,791,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	06/15/17	Open	2,007,000	2,037,538	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	06/15/17	Open	3,130,000	3,177,625	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	06/21/17	Open	7,710,000	7,824,937	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	06/21/17	Open	3,727,813	3,783,385	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	06/21/17	Open	6,012,500	6,102,131	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	06/29/17	Open	8,853,688	8,980,780	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	08/24/17	Open	4,765,312	4,822,881	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	08/24/17	Open	9,276,150	9,388,214	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	08/24/17	Open	18,600,000	18,824,704	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	08/24/17	Open	10,325,000	10,449,735	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	08/24/17	Open	5,405,437	5,470,739	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	10/02/17	Open	13,380,000	13,519,185	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	10/11/17	Open	10,867,500	10,976,229	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	10/19/17	Open	15,540,000	15,689,987	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	10/26/17	Open	12,330,000	12,445,193	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	11/21/17	Open	6,846,525	6,902,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	11/21/17	Open	5,904,500	5,952,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/30/17	Open	12,179,213	12,282,398	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	8,300,000	8,357,178	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	5,397,425	5,434,607	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	3,079,839	3,101,083	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	12/15/17	Open	3,050,000	3,071,342	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	12/19/17	Open	12,540,000	12,627,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	12/19/17	Open	1,925,000	1,938,428	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	12/19/17	Open	5,857,500	5,898,361	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	12/20/17	Open	10,000,000	10,069,758	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.10)	01/08/18	Open	205,755	205,681	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	01/25/18	Open	830,680	827,392	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	02/14/18	Open	7,287,156	7,321,748	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	02/14/18	Open	7,847,700	7,884,953	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	02/14/18	Open	7,022,295	7,055,629	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	02/14/18	Open	8,051,200	8,089,419	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	02/14/18	Open	7,067,860	7,101,411	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	02/21/18	Open	7,065,494	7,091,309	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	02/28/18	Open	5,025,000	5,042,075	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	02/28/18	Open	7,320,000	7,344,874	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	03/01/18	Open	5,000,000	5,016,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	03/01/18	Open	4,675,000	4,690,408	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.45	03/01/18	Open	4,112,500	4,128,522	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.45	03/01/18	Open	4,687,500	4,705,762	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.85	03/08/18	Open	53,797,500	53,922,131	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.25	03/14/18	Open	7,000,000	7,020,271	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.44	03/14/18	Open	6,225,003	6,244,606	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	(1.25)	03/14/18	Open	267,750	267,313	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	03/29/18	Open	2,250,000	2,254,311	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	03/29/18	Open	7,960,800	7,976,052	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	03/29/18	Open	3,878,930	3,886,361	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.45	03/29/18	Open	3,851,160	3,859,809	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	5,107,000	5,112,987	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	5,162,000	5,168,051	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	10,083,000	10,094,820	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	3,168,000	3,171,714	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	9,068,000	9,078,630	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/10/18	Open	6,706,000	6,713,861	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	04/10/18	Open	13,162,500	13,177,125	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	04/10/18	Open	3,772,173	3,776,364	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	04/10/18	Open	5,356,969	5,362,921	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	04/10/18	Open	4,388,775	4,393,651	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	04/10/18	Open	3,107,500	3,110,953	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	2.05%	04/10/18	Open	$4,704,499	$4,709,857	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05	04/10/18	Open	3,244,625	3,248,320	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/11/18	Open	10,763,115	10,775,101	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/11/18	Open	5,935,375	5,941,985	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/11/18	Open	15,539,375	15,556,680	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.11	04/11/18	Open	5,777,563	5,783,996	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/11/18	Open	10,437,500	10,449,344	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/11/18	Open	10,050,000	10,061,404	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.17	04/11/18	Open	10,011,375	10,022,841	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	04/11/18	Open	9,679,050	9,690,186	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	4,098,125	4,102,645	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	7,421,063	7,429,248	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	7,565,250	7,573,595	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	3,980,438	3,984,828	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	5,560,000	5,566,133	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	3,393,000	3,396,743	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	4,713,363	4,718,562	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	3,840,000	3,844,236	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	6,030,000	6,036,651	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	9,180,000	9,190,126	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	3,404,500	3,408,255	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	14,370,000	14,385,851	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	21,393,720	21,417,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	17,313,750	17,332,848	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/11/18	Open	11,730,000	11,742,939	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.09	04/26/18	Open	6,975,000	6,977,025	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	04/30/18	5/01/18	5,902,500	5,902,795	U.S. Treasury Obligations	Up to 30 Days
Barclays Capital, Inc.	0.75	04/30/18	Open	1,799,688	1,801,412	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/30/18	Open	1,657,500	1,671,658	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.97	04/30/18	Open	26,285,000	26,285,708	U.S. Treasury Obligations	Open/Demand

				$698,753,976	$701,838,329

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
5-Year U.S. Treasury Note	521	06/29/18	$59,138	$(343,721)

Short Contracts:
10-Year U.S. Treasury Note	2,527	06/20/18	302,292	1,577,875
10-Year U.S. Ultra Long Treasury Bond	170	06/20/18	26,711	(290,746)
10-Year U.S. Ultra Long Treasury Note	348	06/20/18	44,506	29,931
Long U.S. Treasury Bond	491	06/20/18	70,627	(848,286)
2-Year U.S. Treasury Note	560	06/29/18	118,746	200,292

				669,066

				$325,345

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 06/08/49	3.50%	Semi-annual	3-Month LIBOR, 2.35%	Quarterly	JPMorgan Chase Bank N.A.	06/06/19	3.50%	USD 22,700	$412,280
30-Year Interest Rate Swap, 06/08/49	3.50	Semi-annual	3-Month LIBOR, 2.35%	Quarterly	Goldman Sachs Bank USA	06/06/19	3.50	USD 25,330	460,046

									$872,326

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 30, Version 1	1.00%	Quarterly	06/20/23	USD	100,000	$1,970,066	$1,731,640	$238,426

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.35%	Quarterly	1.79%	Semi-annual	01/04/18		09/30/19	USD	100,370	$(1,239,857)	$346	$(1,240,203)
3-Month LIBOR, 2.35%	Quarterly	2.68	Semi-annual	07/05/18	(a)	03/31/20	USD	123,880	(193,143)	588	(193,731)

									$(1,433,000)	$934	$(1,433,934)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	1.00%	Quarterly	Deutsche Bank AG	03/20/19	USD	16,700	(137,824)	$(13,163)	$(124,661)
Prudential Financial, Inc.	1.00	Quarterly	Citibank N.A.	06/20/21	USD	1,920	(41,161)	17,615	(58,776)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(24,761)	11,271	(36,032)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(203,662)	76,268	(279,930)
Frontier Communications Corp.	5.00	Quarterly	Barclays Bank PLC	06/20/23	USD	610	193,396	209,847	(16,451)

							$(214,012)	$301,838	$(515,850)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.00%	Quarterly	Deutsche Bank AG	03/20/19	A-	USD	16,700	$139,002	$23,468	$115,534
American Tower Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	NR	USD	10,000	(54,133)	(259,845)	205,712

								$84,869	$(236,377)	$321,246

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,732,574	$—	$238,426	$(1,433,934)
OTC Derivatives	338,469	(273,008)	321,246	(515,850)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,808,098	$—	$1,808,098
Options purchased
Investments at value unaffiliated(b)	—	—	—	—	872,326	—	872,326
Swaps — centrally cleared
Net unrealized appreciation(a)	—	238,426	—	—	—	—	238,426
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	659,715	—	—	—	—	659,715

	$—	$898,141	$—	$—	$2,680,424	$—	$3,578,565

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,482,753	$—	$1,482,753
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	1,433,934	—	1,433,934
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	788,858	—	—	—	—	788,858

	$—	$788,858	$—	$—	$2,916,687	$—	$3,705,545

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

		Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$11,764,125	$—	$11,764,125
Options purchased	—	—	—	—	(54,576)	—	(54,576)
Swaps	—	(45,467)	—	—	36,490	—	(8,977)

	$—	$(45,467)	$—	$—	$11,746,039	$—	$11,700,572

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,282,881)	$—	$(1,282,881)
Options purchased	—	—	—	—	52,820	—	52,820
Swaps	—	282,168	—	—	(1,330,704)	—	(1,048,536)

	$—	$282,168	$—	$—	$(2,560,765)	$—	$(2,278,597)

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,568,785
Average notional value of contracts — short	$442,004,450
Options:
Average market value of option contracts purchased	$—	(a)
Average notional value of swaption contracts purchased	$48,030,000
Credit default swaps:
Average notional value — buy protection	$29,579,755
Average notional value — sell protection	$78,212,500
Interest rate swaps:
Average notional value — receives fixed rate	$162,310,000

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$41,312		$827,219
Options	872,326	(a)	—
Swaps — Centrally cleared	—		71,055
Swaps — OTC(b)	659,715		788,858

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,573,353		$1,687,132
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(41,312)		(898,274)

Total derivative assets and liabilities subject to an MNA	$1,532,041		$788,858

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Barclays Bank PLC	$209,847	$(16,451)	$—	$—	$193,396
Citibank N.A.	17,615	(17,615)	—	—	—
Deutsche Bank AG	139,002	(137,824)	—	—	1,178
Goldman Sachs Bank USA	460,046	—	—	(460,046)	—
Goldman Sachs International	11,271	(11,271)	—	—	—
JPMorgan Chase Bank N.A.	488,548	(279,930)	—	(208,618)	—
Morgan Stanley & Co. International PLC	205,712	(205,712)	—	—	—

	$1,532,041	$(668,803)	$—	$(668,664)	$194,574

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Barclays Bank PLC	$16,451	$(16,451)	$—	$—	$—
Citibank N.A.	58,776	(17,615)	—	(41,161)	—
Deutsche Bank AG	137,824	(137,824)	—	—	—
Goldman Sachs International	36,032	(11,271)	—	—	24,761
JPMorgan Chase Bank N.A.	279,930	(279,930)	—	—	—
Morgan Stanley & Co. International PLC	259,845	(205,712)	—	—	54,133

	$788,858	$(668,803)	$—	$(41,161)	$78,894

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$108,813,475	$12,477,850	$121,291,325
Corporate Bonds	—	1,504,506,395	4,966,500	1,509,472,895
Foreign Agency Obligations	—	34,720,490	—	34,720,490
Municipal Bonds	—	17,700,400	—	17,700,400
Preferred Securities	43,777,437	347,624,315	—	391,401,752
Trust Preferred	7,980,749	—	—	7,980,749
U.S. Government Sponsored Agency Securities	—	3,801,508	—	3,801,508
U.S. Treasury Obligations	—	92,098,861	—	92,098,861
Options Purchased:
Interest rate contracts	—	872,326	—	872,326

	$51,758,186	$2,110,137,770	$17,444,350	$2,179,340,306

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$559,672	$—	$559,672
Interest rate contracts	1,808,098	—	—	1,808,098
Liabilities:
Credit contracts	—	(515,850)	—	(515,850)
Interest rate contracts	(1,482,753)	(1,433,934)	—	(2,916,687)

	$325,345	$(1,390,112)	$—	$(1,064,767)

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $ 701,838,329 are categorized as Level 2 within the disclosure hierarchy.

During the period ended April 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of October 31, 2017	$7,500,000	$5,007,000	$12,507,000
Transfers into Level 3(a)	—	—	—
Transfers out of Level 3(b)	(7,500,000)		(7,500,000)
Accrued discounts (premiums)	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(c)(d)	(22,150)	(40,500)	(62,650)
Purchases	12,500,000	—	12,500,000
Sales

Closing Balance, as of April 30, 2018	$12,477,850	$4,966,500	$17,444,350

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018(d)	$(22,150)	$(40,500)	$(62,650)

(a)	As of October 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018 is generally due to derivative financial investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)	Value
Common Stocks — 0.2%

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,198	$193

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp.(a)		11,679	132,477

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,162	—

Internet Software & Services — 0.0%
New Holdings LLC(a)		371	120,450

Metals & Mining — 0.0%
Ameriforge Group, Inc.(a)		838	49,920

Specialty Retail — 0.0%
Things Remembered, Inc.(a)(b)		551,059	6

Utilities — 0.1%
Texgen LLC(a)(b)		10,400	342,969

Total Common Stocks — 0.2% (Cost — $986,989)			646,015

Asset-Backed Securities — 2.5%
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.05%, 10/15/28(c)(d)	USD	250	253,757
ALM XVII Ltd., Series 2015-17A, Class C1, (3 mo. LIBOR US + 4.15%), 6.50%, 01/15/28(c)(d)		250	250,940
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 6.26%, 12/09/26(c)(d)		250	252,192
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.95%), 3.97%, 12/05/25(c)(d)		300	301,618
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class B, (3 mo. LIBOR US + 1.50%), 3.85%, 01/15/31(d)(e)		500	501,350
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 5.40%, 10/15/30(d)(e)		250	249,416
Cedar Funding II CLO, Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.29%, 06/09/30(c)(d)		500	502,976
CIFC Funding Ltd.(d):
Series 2014-2A, Class A3LRSeries 2018-1A, Class C, 3.91%, 04/18/31(e)		375	372,201
Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.25%), 4.19%, 05/24/26(c)		275	274,874
Series 2018-1A, Class B, 3.56%, 04/18/31(e)		375	371,855
Galaxy CLO Ltd., Series 2015-21A, Class AR, 3.38%, 04/20/31(d)(e)		250	249,949
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 4.56%, 04/20/29(c)(d)		250	250,466
Highbridge Loan Management Ltd., Series 2013-2A, Class CR, 5.26%, 10/20/29(d)(e)		250	249,166
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/31(d)(e)		1,000	650,000
Octagon Investment Partners Ltd., Series 2013-1A(d)(e):
Class A1R2, 2.98%, 01/25/31		250	250,263
Class BR2, 3.38%, 01/25/31		350	349,304
Class CR2, 3.68%, 01/25/31		350	349,787
Class ER2, 6.98%, 01/25/31		250	239,560
Palmer Square CLO Ltd., Series 2018-1A(b)(d)(e):
Class A1, 3.21%, 04/18/31		250	250,100
Class A2, 3.63%, 04/18/31		250	250,000
Class B, 3.93%, 04/18/31		250	250,000
Class D, 7.33%, 04/18/31		250	250,000

Security		Par (000)	Value
Asset-Backed Securities (continued)
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.20%), 4.57%, 12/21/29(c)(d)	USD	250	$251,437
Treman Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 6.22%, 04/20/27(c)(d)		700	702,727
Voya CLO Ltd., Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.50%), 3.86%, 01/18/26(c)(d)		250	250,210
Webster Park CLO Ltd., Series 2015-1A(c)(d):
Class B1, (3 mo. LIBOR US + 3.10%), 5.46%, 01/20/27		250	250,398
Class C, (3 mo. LIBOR US + 4.05%), 6.41%, 01/20/27		250	250,525

Total Asset-Backed Securities — 2.5% (Cost — $8,714,855)			8,625,071

Corporate Bonds — 9.0%

Aerospace & Defense — 0.5%
Bombardier, Inc.(d):
7.75%, 03/15/20		940	1,003,450
7.50%, 03/15/25		713	741,520

			1,744,970
Airlines — 0.5%
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 06/03/18		1,585	1,586,981

Capital Markets — 0.3%
Blackstone CQP Holdco LP(d):
6.50%, 03/20/21		941	945,705
6.00%, 08/18/21		153	153,383

			1,099,088
Chemicals — 0.4%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		527	533,588
Momentive Performance Materials, Inc., 3.88%, 10/24/21		665	701,575

			1,235,163
Construction Materials — 0.7%
HD Supply, Inc., 5.75%, 04/15/24(d)		2,313	2,428,650

Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24(d)		200	211,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (3 mo. LIBOR US + 3.50%), 5.85%, 07/15/21(c)(d)		2,330	2,362,037

			2,573,037
Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(d)		1,251	1,341,697

Diversified Financial Services — 0.1%
Travelport Corporate Finance PLC, 6.00%, 03/15/26(d)		369	377,303

Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
6.13%, 01/15/21		337	341,212
5.25%, 03/15/26		1,328	1,284,442

			1,625,654
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(b)		654	—

Energy Equipment & Services — 0.1%
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(d)		435	443,700

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(d)	USD	330	$336,600

Health Care Providers & Services — 0.1%
NVA Holdings, Inc., 6.88%, 04/01/26(d)		225	226,688

Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(b)		827	—

Hotels, Restaurants & Leisure — 0.2%
New Red Finance, Inc., 5.00%, 10/15/25(d)		600	577,314

Household Durables — 0.0%
Berkline/Benchcraft LLC, 4.50%, 06/01/18(b)(h)		400	—

IT Services — 0.2%
First Data Corp., 5.75%, 01/15/24(d)		740	749,250

Media — 1.1%
Altice Financing SA(d):
6.63%, 02/15/23		335	335,000
7.50%, 05/15/26		525	517,125
Altice France SA(d)
6.00%, 05/15/22		512	504,637
7.38%, 05/01/26		378	366,187
Altice US Finance I Corp., 5.50%, 05/15/26(d)		200	195,500
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		752	769,860
Series B, 7.63%, 03/15/20		335	335,838
CSC Holdings LLC, 10.88%, 10/15/25(d)		640	750,400

			3,774,547
Metals & Mining — 0.9%
Constellium NV, 6.63%, 03/01/25(d)		250	253,438
Freeport-McMoRan, Inc., 3.88%, 03/15/23		375	359,531
Novelis Corp., 6.25%, 08/15/24(d)		611	622,456
Teck Resources Ltd., 3.75%, 02/01/23		1,875	1,813,462

			3,048,887
Oil, Gas & Consumable Fuels — 1.0%
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24		415	453,911
CNX Resources Corp., 5.88%, 04/15/22		2,180	2,190,900
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		615	633,450
Halcon Resources Corp., Series WI, 6.75%, 02/15/25		175	174,781

			3,453,042
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Inc., 5.50%, 11/01/25(d)		1,150	1,144,250

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		29	31,760

Software — 0.8%
Infor US, Inc., 6.50%, 05/15/22		720	730,800
Informatica LLC, 7.13%, 07/15/23(d)		405	405,000
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		1,329	1,478,512

			2,614,312
Wireless Telecommunication Services — 0.1%
Frontier Communications Corp., 8.50%, 04/01/26(d)		195	189,638
Sprint Communications, Inc., 7.00%, 08/15/20		200	210,774

			400,412

Total Corporate Bonds — 9.0% (Cost — $30,784,401)			30,813,305

Security		Par (000)	Value
Floating Rate Loan Interests (f) — 133.9%

Aerospace & Defense — 1.6%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 08/18/24	USD	2,134	$2,147,315
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.65%, 07/07/22		313	315,693
Pelican Products, Inc., 2018 1st Lien Term Loan, 4.50%, 04/19/25		430	433,225
TransDigm, Inc., 2017 Extended Term Loan F, (1 mo. LIBOR + 2.75%), 4.65%, 06/09/23		2,400	2,409,161
WP CPP Holdings LLC, 2018 Term Loan, 04/24/25(b)(g)		170	170,425

			5,475,819
Air Freight & Logistics — 0.8%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.25%), 4.15%, 04/03/22		515	516,075
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(b)		447	444,060
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		452	449,115
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		81	79,892
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		603	598,146
Livingston International, Inc., Term Loan B3, (3 mo. LIBOR + 5.75%), 8.05%, 03/20/20		325	324,009
XPO Logistics, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 3.92%, 02/24/25		332	333,485

			2,744,782
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 3.30%, 09/10/18(b)		72	71,782

Auto Components — 0.5%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 5.00%), 6.98%, 05/19/23(b)		635	636,788
GPX International Tire Corp., Term Loan(b)(h):
12.25%, 12/31/49		274	—
PIK, 13.00%, 12/31/49		5	—
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 05/16/24		981	984,267

			1,621,055
Auto Parts — 0.3%
Mavis Tire Express Services Corp.(b):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 03/20/25		878	877,092
2018 Delayed Draw Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 03/20/25		141	4,201

			881,293
Automobiles — 0.3%
CH Hold Corp.:
1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 02/01/24		787	791,654
2nd Lien Term Loan, (1 mo. LIBOR + 7.25% 1.00% Floor), 9.15%, 02/01/25(b)		150	152,250

			943,904
Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.61%, 11/01/24		1,002	1,002,067

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75% 1.00% Floor), 6.05%, 07/28/22	USD	512	$501,932
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50% 1.00% Floor), 10.40%, 07/28/23		395	388,581

			890,513
Building Products — 1.4%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 08/18/23		240	242,083
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75% 1.00% Floor), 5.59%, 05/03/24		1,191	1,198,757
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.30%, 12/14/24		993	996,860
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.09%, 04/12/25		866	873,774
Wilsonart LLC, 2017 Term Loan B, (OR + 3.25% 1.00% Floor), 5.56%, 12/19/23		1,620	1,628,843

			4,940,317
Capital Markets — 1.7%
Duff & Phelps Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.55%, 02/13/25		530	530,440
EIG Management Company LLC, 2018 Term Loan B, (OR + 3.75% 1.00% Floor), 5.65%, 01/30/25		1,048	1,054,179
FinCo I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 12/27/22		899	907,569
Greenhill & Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.62%, 10/12/22		959	963,657
GreenSky Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.61%, 03/29/25		660	661,650
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 4.30%, 03/27/23		1,634	1,641,556

			5,759,051
Chemicals — 4.0%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.30%, 01/31/24		625	629,339
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.05%, 06/01/24		2,193	2,200,736
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 05/16/24		888	889,620
Chemours Co. (The), 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.66%, 03/21/25		555	556,676
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (OR + 3.50% 1.00% Floor), 5.80%, 06/28/24		379	381,734
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 11/07/24		640	644,800
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.11%, 07/09/19		270	261,119
Invictus US LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.90%, 01/24/25		1,011	1,018,667
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.65%, 01/23/26		265	266,987
MacDermid, Inc.:
Term Loan B6, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 06/07/23		800	805,040
Term Loan B7, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.40%, 06/07/20		1,178	1,183,244
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.88%, 10/11/24		2,308	2,309,449
PQ Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 02/08/25		1,751	1,758,892

Security		Par (000)	Value
Chemicals (continued)
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.06%, 08/07/20	USD	254	$254,544
Vectra Co., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.15%, 03/08/25		685	685,856

			13,846,703
Commercial Services & Supplies — 7.2%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.00%, 11/10/23		1,989	2,000,911
Aramark Services, Inc., 2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.90%, 03/11/25		180	181,387
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.90%, 08/04/25		606	622,362
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.65%, 08/04/22		1,173	1,180,983
2018 Term Loan B6, (1 mo. LIBOR + 2.75%), 4.65%, 11/03/23		1,848	1,860,331
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 10/03/23		2,372	2,387,459
Casella Waste Systems, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 10/17/23		573	576,691
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25% 1.00% Floor), 4.15%, 05/20/24		2,227	2,235,321
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.65%, 06/27/24		402	403,470
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.90%, 02/15/24		1,880	1,891,236
Dealer Tire LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.56%, 12/22/21		754	750,121
DG Investment Intermediate Holdings 2, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 02/03/25(b)		358	357,788
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.51%, 05/24/24		564	569,491
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75% 1.00% Floor), 7.05%, 11/03/23		576	580,606
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.81%, 03/09/23		1,545	1,551,073
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 05/02/22		1,708	1,718,467
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 07/14/23		1,475	1,484,662
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.90%, 10/10/24		2,060	2,074,247
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 4.90%, 09/27/24		2,210	2,219,151

			24,645,757
Commercial Services & Supplies — 0.2%
Employbridge LLC, 2018 Term Loan B, 6.25%, 04/10/25		355	358,106
Learning Care Group, Inc., 2018 1st Lien Term Loan, (OR + 3.25% 1.00% Floor), 5.16%, 03/13/25(b)		375	376,875

			734,981
Communications Equipment — 1.0%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.90%, 11/21/24		1,714	1,731,768
Avaya, Inc., Exit Term Loan B, (OR + 4.75% 1.00% Floor), 6.65%, 12/15/24		900	908,702
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 3.90%, 12/29/22		397	398,902

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Communications Equipment (continued)
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (OR + 4.50% 1.00% Floor), 6.40%, 11/01/24	USD	401	$406,321

			3,445,693
Construction & Engineering — 2.0%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.65%, 02/22/25		490	491,225
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.61%, 06/21/24		4,046	4,082,641
CNT Holdings III Corp., 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.16%, 01/22/23		247	240,598
Engility Corp.:
Term Loan B1, (1 mo. LIBOR + 2.25%), 4.15%, 08/12/20		128	128,268
Term Loan B2, (PRIME + 1.75%), 4.65%, 08/12/23		591	591,029
Pike Corp., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 5.41%, 03/23/25		712	720,103
USIC Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 12/08/23		566	567,596

			6,821,460
Construction Materials — 1.8%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.01%, 08/01/24(b)		1,702	1,709,957
Filtration Group Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 03/29/25		3,025	3,052,104
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.36%, 04/01/23		1,356	1,358,413

			6,120,474
Containers & Packaging — 1.5%
Berlin Packaging LLC, 2017 Term Loan B, (1 Week LIBOR + 3.25% 1.00% Floor), 5.14%, 10/01/21		358	357,702
Berry Global, Inc., Term Loan Q, (1 mo. LIBOR + 2.00%), 3.90%, 10/01/22		2,899	2,916,361
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24		1,095	1,100,398
Plastipak Holdings, Inc., Term Loan B, (PRIME + 2.75%), 6.50%, 10/14/24		542	544,141
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.39%, 11/18/23		336	338,715

			5,257,317
Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 10/31/23		1,777	1,779,641
American Tire Distributors Holdings, Inc., 2015 Term Loan, (2 mo. LIBOR + 4.25% 1.00% Floor), 6.24%, 09/01/21		229	199,206
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.38%, 08/28/24		1,397	1,405,067

			3,383,914
Diversified Consumer Services — 4.4%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 12/13/23		1,284	1,289,968
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 07/12/24		711	713,652
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 11/07/23		1,990	2,003,747
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 03/31/25(b)		430	432,150

Security		Par (000)	Value
Diversified Consumer Services (continued)
Equian LLC, Add on Term Loan B, (3 mo. LIBOR + 3.25%), 5.15%, 05/20/24	USD	1,372	$1,379,905
J.D. Power and Associates, 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.55%, 09/07/23		858	861,376
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.15%, 05/15/24		849	850,061
Serta Simmons Bedding LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.81%, 11/08/23		1,713	1,545,217
2nd Lien Term Loan, (3 mo. LIBOR + 8.00% 1.00% Floor), 10.33%, 11/08/24		591	468,220
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 11/08/23		1,493	1,502,459
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.08%, 11/14/22		716	720,764
Uber Technologies, 2018 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.89%, 04/04/25		800	806,664
Wand Intermediate I LP, 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.00% 1.00% Floor), 4.99%, 09/17/21		782	787,839
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.06%, 11/29/24		1,698	1,717,617

			15,079,639
Diversified Financial Services — 1.7%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.05%, 04/04/24		1,872	1,880,270
Clipper Acquisitions Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00% 1.00% Floor), 4.02%, 12/27/24		409	410,848
CVS Holdings I LP, 2018 1st Lien Term Loan, (OR + 3.00% 1.00% Floor), 4.79%, 02/06/25		635	629,844
EG Finco Ltd., 2018 Term Loan, 06/30/25(g)		1,215	1,214,392
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.15%, 06/28/24(b)		1,013	1,027,839
Oryx Southern Delaware Holdings LLC, Term Loan, (OR + 3.25% 1.00% Floor), 5.15%, 02/09/25		740	740,925

			5,904,118
Diversified Telecommunication Services — 6.1%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.65%, 11/01/22		642	639,468
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 01/31/25		5,644	5,556,660
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.91%, 10/04/23		255	253,721
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.66%, 03/31/21		1,092	1,072,933
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 05/16/24		923	925,619
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 02/22/24		4,291	4,308,893
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 11/15/24		1,191	1,195,797
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.44%, 02/02/24		1,767	1,771,568
Telenet Financing USD LLC, Term Loan AL, (1 mo. LIBOR + 2.50%), 4.40%, 03/01/26		2,855	2,866,791
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.41%, 11/17/23		504	505,558
Virgin Media Investment Holdings Ltd., GBP Term Loan L, (LIBOR — GBP + 3.25%), 3.78%, 01/15/27	GBP	600	824,400

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25% 1.00% Floor), 4.15%, 01/19/24	USD	175	$176,148
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.90%, 01/19/21		693	696,001

			20,793,557
Electric Utilities — 0.6%
Dayton Power & Light Company (The), Term Loan B, (1 mo. LIBOR + 2.00%), 3.91%, 08/24/22		317	318,745
TEX Operations Co. LLC:
Exit Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 08/04/23		1,251	1,259,512
Exit Term Loan C, (1 mo. LIBOR + 2.50%), 4.40%, 08/04/23		222	222,978
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/18(b)(h)		1,050	—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.15%, 12/14/23		226	226,893

			2,028,128
Electrical Equipment — 1.0%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.16%, 12/02/24		574	575,713
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.05%, 04/01/24		2,451	2,463,934
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 4.31%, 05/31/23		252	253,447

			3,293,094
Energy Equipment & Services — 1.3%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00% 1.00% Floor), 7.90%, 03/01/24		1,567	1,559,165
GrafTech Finance, Inc., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 5.40%, 02/12/25(b)		1,115	1,119,181
Ocean Rig UDW Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		63	65,834
Pioneer Energy Services Corp., Term Loan, (OR + 7.75% 1.00% Floor), 9.65%, 11/08/22(b)		520	539,500
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 8.30%, 02/21/21		401	342,966
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 4.21%, 07/13/20		764	753,330

			4,379,976
Food & Staples Retailing — 1.3%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.65%, 08/25/21		519	513,846
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.39%, 02/03/24		1,132	1,136,621
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.15%, 08/03/22		1,684	1,696,116
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 06/27/23		988	996,089

			4,342,672
Food Products — 2.9%
CFSP Acquisition Corp.:
2018 1st Lien Term Loan, 03/21/25(g)		331	331,515
2018 Delayed Draw Term Loan, 03/06/25(g)		75	74,778
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 10/10/23		1,668	1,674,806
Dole Food Co., Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.63%, 04/06/24		638	640,364
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.68%, 10/30/22		2,765	2,761,311

Security		Par (000)	Value
Food Products (continued)
Pinnacle Foods Finance LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.64%, 02/02/24	USD	682	$686,430
Reddy Ice Corp.:
1st Lien Term Loan, (PRIME + 5.50%), 7.88%, 05/01/19		955	951,073
2nd Lien Term Loan, (3 mo. LIBOR + 9.50%), 11.83%, 11/01/19		328	306,024
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.65%, 02/05/23		1,699	1,709,328
Sigma Bidco BV, 2018 Term Loan B, 02/23/25 (g)		810	811,823

			9,947,452
Health Care Equipment & Supplies — 3.5%
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.25%), 4.56%, 09/28/23(b)		1,034	1,039,180
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 6.30%, 11/14/24(b)		1,127	1,138,447
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 06/08/20		3,803	3,818,269
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00% 1.00% Floor), 7.30%, 06/15/21		2,194	2,240,259
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.20%, 09/24/24		897	889,609
Ortho-Clinical Diagnostics SA, Term Loan B, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.27%, 06/30/21		2,719	2,736,159

			11,861,923
Health Care Providers & Services — 6.5%
Acadia Healthcare Co., Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.50%), 4.40%, 02/11/22		278	280,200
2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.40%, 02/16/23		1,264	1,275,823
Air Medical Group Holdings, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.15%, 03/14/25		888	897,026
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.30%, 01/17/22		1,487	1,493,689
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.06%, 06/07/23		2,068	2,084,336
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.98%, 12/31/19		437	429,825
Concentra Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.53%, 06/01/22		1,164	1,173,696
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.81%, 02/07/22		488	488,912
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 06/24/21		509	512,851
Diplomat Pharmacy, Inc., 2017 Term Loan B, (OR + 4.50% 1.00% Floor), 6.41%, 12/20/24		479	482,970
DuPage Medical Group, Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.65%, 08/15/24		526	526,199
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.90%, 08/15/25		245	245,613
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 4.91%, 12/01/23		1,940	1,946,109
Explorer Holdings, Inc., 2016 Term Loan B, (2 mo. LIBOR + 3.75% 1.00% Floor), 5.81%, 05/02/23		660	664,912
HC Group Holdings III, Inc., Term Loan B, (1 mo. LIBOR + 5.00% 1.00% Floor), 6.90%, 04/07/22		873	882,862
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.90%, 03/13/25		595	601,033

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Term Loan B11, (1 mo. LIBOR + 1.75%), 3.65%, 03/18/23	USD	1,394	$1,401,169
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.05%, 06/07/23		1,357	1,368,614
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.30%, 01/31/21		292	293,943
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.40%, 10/20/22		1,099	1,104,180
NVA Holdings, Inc., Term Loan B3, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.05%, 02/02/25		1,117	1,121,467
Team Health Holdings, Inc., 1st Lien Term Loan, (OR + 2.75% 1.00% Floor), 4.65%, 02/06/24(b)		1,306	1,264,129
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 02/13/23		377	378,955
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 6.30%, 06/07/24		577	578,543
Zotec Partners LLC, 2018 Term Loan, (OR + 5.00% 1.00% Floor), 6.90%, 02/06/25(b)		755	760,663

			22,257,719
Health Care Services — 0.3%
Ivory Merger Sub, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.61%, 03/07/25		895	893,881

Health Care Technology — 1.2%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 03/01/24		2,212	2,220,390
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (OR + 2.75% 1.00% Floor), 4.65%, 10/21/23		1,180	1,186,992
2nd Lien Term Loan, (OR + 6.50% 1.00% Floor), 8.40%, 10/21/24(b)		139	140,720
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.30%, 03/07/24		679	682,913

			4,231,015
Hotels, Restaurants & Leisure — 7.0%
Aristocrat Leisure Ltd., 2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 4.36%, 10/19/24		868	872,164
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.50%), 4.24%, 09/15/23		1,132	1,137,498
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.37%, 08/15/20(b)		1,282	1,294,787
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25% 1.00% Floor), 4.15%, 02/16/24		4,442	4,452,890
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 12/22/24		2,726	2,747,759
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 08/08/21		758	762,207
CEC Entertainment, Inc., Term Loan B, (OR + 3.25% 1.00% Floor), 5.15%, 02/14/21		357	318,672
Crown Finance US, Inc., 2018 Term Loan, (1 mo. LIBOR + 2.50%), 4.40%, 02/28/25		752	750,827
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 5.05%, 08/23/24		934	936,238
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 08/30/23		1,878	1,886,167
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.90%, 11/30/23		138	139,114
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.47%, 12/01/23		95	95,654
GVC Holdings PLC, 2018 Term Loan, 4.90%, 03/15/24		580	580,481
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 3.65%, 10/25/23		962	969,949

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.25%, 02/05/25(g)	USD	985	$995,450
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.35%, 04/14/21		499	499,399
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (OR + 4.00% 1.00% Floor), 6.12%, 12/15/24		575	580,470
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 04/29/24		1,017	1,022,088
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 02/22/24		1,562	1,567,546
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 4.74%, 08/14/24		2,394	2,408,026

			24,017,386
Household Products — 0.8%
Mastronardi Produce Ltd., Term Loan B, 3.75%, 04/18/25		360	361,350
Spectrum Brands, Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.00%), 3.79%, 06/23/22		2,340	2,334,575

			2,695,925
Independent Power and Renewable Electricity Producers — 3.1%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 05/24/22		649	649,124
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.40%, 05/27/22(b)		669	675,782
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 01/15/25		773	774,422
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50% 1.00% Floor), 4.81%, 01/15/23		1,126	1,131,005
Compass Power Generation LLC, 2017 Term Loan B, (OR + 3.75% 1.00% Floor), 6.05%, 12/20/24		728	735,231
Dynegy, Inc., 2017 Term Loan C2, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.40%, 02/07/24		1,944	1,956,213
EIF Channelview Cogeneration LLC, 2018 Term Loan B, 1.00%, 04/11/25		290	292,900
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.81%, 12/19/21		1,963	1,983,701
Term Loan C, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 12/19/21		331	299,320
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.15%, 05/16/24		1,358	1,373,914
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.15%, 12/09/21(b)		784	705,688

			10,577,300
Industrial Conglomerates — 1.1%
Apergy Corp., 2018 1st Lien Term Loan, 4.86%, 04/20/25		430	432,150
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.89%, 11/30/23		2,317	2,312,900
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 7.07%, 11/28/21		953	964,020

			3,709,070
Insurance — 3.2%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 08/12/22		1,835	1,844,616
AmWINS Group, Inc.:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.65%, 01/25/25		505	509,737
2017 Term Loan B, (OR + 2.75% 1.00% Floor), 4.65%, 01/25/24		1,141	1,147,269
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 10/22/24		798	801,370

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Davis Vision Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 12/02/24	USD	1,133	$1,128,559
Genworth Financial, Inc., Term Loan, (OR + 4.50% 1.00% Floor), 6.40%, 02/22/23(b)		75	76,219
Hub International Ltd., 2018 Term Loan B, 5.36%, 04/18/25		1,440	1,448,395
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 03/01/21		1,943	1,943,396
2nd Lien Term Loan, (1 mo. LIBOR + 5.75% 1.00% Floor), 7.65%, 02/28/22		1,595	1,606,963
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 06/22/23		511	515,512

			11,022,036
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 08/18/23		903	906,901

Internet Software & Services — 2.3%
Go Daddy Operating Company LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.15%, 02/15/24		2,299	2,309,235
GTT Communications, Inc.:
2017 Add on Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.19%, 01/09/24		220	220,006
2018 Term Loan B, 5.19%, 04/26/25		600	594,750
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 05/01/24		645	649,564
Intralinks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.91%, 11/11/24		694	696,153
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.79%, 11/03/23		2,030	2,024,200
TierPoint LLC, 2017 1st Lien Term Loan, (OR + 3.75% 1.00% Floor), 5.65%, 05/06/24		1,297	1,252,265

			7,746,173
IT Services — 7.6%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.65%, 02/27/25		302	304,829
2018 2nd Lien Delayed Draw Term loan, (UNFND + 3.87%), 9.65%, 02/27/26		23	15,775
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.65%, 02/27/26		125	125,049
2018 Delayed Draw Term Loan, (UNFND + 3.75%), 5.65%, 02/27/25		63	22,780
Altran Technologies SA, 1st Lien Term Loan, 2.75%, 03/20/25		415	418,457
Cologix, Inc., 2017 1st Lien Term Loan, (OR + 3.00% 1.00% Floor), 4.90%, 03/20/24		1,074	1,073,484
First Data Corp.:
2024 Term Loan, (1 mo. LIBOR + 2.25%), 4.15%, 04/26/24		6,296	6,317,317
Term Loan A, (1 mo. LIBOR + 1.75%), 3.65%, 06/02/20		373	373,556
Greeneden US Holdings II LLC, 2018 Term Loan B, 5.55%, 12/01/23		757	761,519
Help/Systems Holdings, Inc, 2018 1st Lien Term Loan, 03/28/25(g)		725	725,225
Optiv Security, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.13%, 02/01/24		2,253	2,181,544

Security		Par (000)	Value
IT Services (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 7.25% 1.00% Floor), 9.13%, 02/01/25	USD	480	$457,950
Peak 10 Holding Corp.:
2017 1st Lien Term Loan, (OR + 3.50% 1.00% Floor), 5.80%, 08/01/24		836	834,337
2nd Lien Term Loan, (OR + 7.25% 1.00% Floor), 9.02%, 08/01/25		995	999,477
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.16%, 02/01/23		1,414	1,424,792
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00% 1.00% Floor), 9.91%, 02/01/24		985	992,880
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 3.90%, 04/10/23		2,990	2,994,760
Vantiv LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 10/14/23		666	670,289
VF Holding Corp., Reprice Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 06/30/23		2,921	2,942,429
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.15%, 06/30/23		2,409	2,423,302

			26,059,751
Leisure Products — 0.2%
MND Holdings III Corp., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 6.05%, 06/19/24(b)		641	646,140

Life Sciences Tools & Services — 0.5%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 08/30/24		342	344,441
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00% 1.00% Floor), 8.90%, 08/30/25		240	242,700
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 09/27/24		1,016	1,019,075

			1,606,216
Machinery — 2.7%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.30%, 05/18/24		687	687,383
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50% 1.00% Floor), 4.80%, 01/31/24(b)		120	120,426
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 5.05%, 07/30/24		1,683	1,692,352
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.40%, 08/05/24		1,001	1,006,925
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.30%, 05/27/22		1,199	1,205,612
Mueller Water Products, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 11/25/21		484	487,301
Rexnord LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 08/21/24		665	669,820
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 3.50%), 5.28%, 05/01/24		1,199	1,205,832
Titan Acquisition Ltd., 2018 Term Loan B, (2 mo. LIBOR + 3.00%), 5.06%, 03/28/25		2,185	2,186,486

			9,262,137
Media — 11.1%
Altice Financing SA:
2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.10%, 01/31/26(g)		429	423,304
2017 Term Loan B, (3 mo. LIBOR + 2.75%), 5.10%, 07/15/25		167	164,915
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 4.15%, 07/28/25		3,472	3,466,931

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
CBS Radio, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.62%, 11/17/24	USD	527	$529,083
Charter Communications Operating LLC:
2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.41%, 03/31/23(g)		1,751	1,749,821
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.91%, 04/30/25		2,105	2,113,447
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.15%, 07/17/25		2,598	2,588,789
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 01/25/26		1,045	1,045,000
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.65%, 12/29/23		481	483,769
Getty Images, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 5.80%, 10/18/19		252	238,896
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.14%, 02/07/24		395	396,315
Hemisphere Media Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%), 5.40%, 02/08/24		959	948,993
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 05/31/21		274	253,430
Hubbard Radio LLC, 2015 Term Loan B, 5.56%, 03/28/25		145	145,635
iHeartCommunications, Inc.:
Extended Term Loan E, 9.70%, 07/30/19		315	249,795
Term Loan D, 8.71%, 01/30/19		2,569	2,041,463
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.46%, 01/02/24		1,123	1,161,995
Lamar Media Corp., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.69%, 03/14/25(b)		445	447,225
Learfield Communications LLC(b):
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.16%, 12/01/23		1,159	1,170,115
2017 1st Lien Term Loan, 4.25%, 12/01/23(g)		387	389,739
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 3.69%, 10/31/23		291	293,068
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.50%, 02/15/24		492	493,486
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.65%, 09/13/24		519	518,479
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.39%, 01/17/24		103	102,905
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.39%, 01/17/24		798	801,333
Numericable Group SA, Term Loan B12, (3 mo. LIBOR + 3.00%), 5.35%, 01/31/26		336	331,003
PSAV Holdings LLC, 2018 1st Lien Term Loan, (OR + 3.25% 1.00% Floor), 5.26%, 03/01/25		540	540,508
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.90%, 02/01/24		629	621,678
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 04/11/25		2,641	2,647,514
Sinclair Television Group, Inc.:
2017 Term Loan B, 2.50%, 12/12/24(g)		755	758,148
Term Loan B2, (1 mo. LIBOR + 2.25%), 4.16%, 01/03/24		626	627,877
Stars Group Holdings BV (The), 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.32%, 04/06/25		2,060	2,066,146
Trader Corp., 2017 Term Loan B, (OR + 3.00% 1.00% Floor), 5.30%, 09/28/23		884	884,069
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 4.90%, 01/27/24		2,255	2,257,683

Security		Par (000)	Value
Media (continued)
Unitymedia Finance LLC, Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 09/30/25	USD	1,245	$1,242,821
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.40%, 01/15/26		2,416	2,426,316
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.16%, 05/06/21		148	149,014
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.40%, 04/15/25		1,150	1,144,135

			37,914,843
Metals & Mining — 0.3%
AMG Advanced Metallurgical Group NV, 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.30%, 01/29/25(b)(g)		748	748,125
WireCo WorldGroup, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.48%, 09/30/23		453	455,651

			1,203,776
Multiline Retail — 0.7%
Eyemart Express LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.94%, 08/04/24		602	604,612
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 09/30/22		1,360	1,288,469
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.14%, 10/25/20		747	656,724

			2,549,805
Oil & Gas Equipment & Services — 0.2%
McDermott Technology Americas, Inc, 2018 1st Lien Term Loan, 6.00%, 03/27/25		812	805,658

Oil, Gas & Consumable Fuels — 3.8%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.25% 1.00% Floor), 6.31%, 06/24/24		1,077	1,086,285
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.65%, 12/31/22		1,492	1,522,303
Second Out Term Loan, (1 mo. LIBOR + 10.37%), 12.27%, 12/31/21		1,328	1,490,090
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 9.44%, 08/23/21		1,642	1,736,447
CONSOL Energy, Inc.:
1st Lien Term Loan A, (3 mo. LIBOR + 4.50%), 6.49%, 11/26/21(b)(g)		208	207,990
1st Lien Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.99%, 10/26/22		1,054	1,080,710
EG Group Ltd., 2018 Term Loan B, 6.31%, 02/06/25		495	494,752
EWT Holdings III Corp., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 12/20/24		893	899,421
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 02/17/25(b)		1,040	1,038,700
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 10/30/24(b)		961	961,793
MEG Energy Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.81%, 12/31/23		267	268,497
Ultra Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 04/12/24		470	439,282
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.88% 1.00% Floor), 8.78%, 12/12/21		740	741,850
Woodford Express LLC, 2018 Term Loan B, (OR + 5.00% 1.00% Floor), 6.90%, 01/17/25(g)		925	894,937

			12,863,057

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Personal Products — 1.0%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 09/26/24	USD	2,358	$2,033,905
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.65%, 09/26/25		1,075	834,920
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 3.90%, 01/26/24		683	686,064

			3,554,889
Pharmaceuticals — 3.4%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 6.19%, 04/16/21(b)		1,623	1,590,795
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 4.25%, 03/07/25		2,120	2,127,950
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.19%, 04/29/24		1,329	1,320,208
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 3.99%, 01/31/25		2,492	2,504,843
Jaguar Holding Company II, 2018 Term Loan, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.40%, 08/18/22		2,384	2,395,720
Valeant Pharmaceuticals International, Inc., Series F4 Term Loan B, (1 mo. LIBOR + 3.50%), 5.39%, 04/01/22		1,609	1,626,153

			11,565,669
Professional Services — 1.4%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 09/27/24		1,501	1,500,384
Information Resources, Inc., 1st Lien Term Loan, (OR + 4.25% 1.00% Floor), 6.19%, 01/18/24		475	478,911
ON Assignment, Inc., 2018 Term Loan B, 2.00%, 02/21/25		721	724,199
PricewaterhouseCoopers LLP, 2018 Term Loan, 03/15/25(b)(g)		585	587,194
SIRVA Worldwide, Inc., 2016 Term Loan, (OR + 6.50% 1.00% Floor), 8.81%, 11/14/22(b)		463	465,422
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 06/20/22(b)		1,167	1,168,524

			4,924,634
Real Estate Investment Trusts (REITs) — 2.5%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.41%, 03/24/24		468	470,055
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 04/25/23		2,824	2,838,700
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.07%, 05/11/24		832	835,966
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 12/20/24		3,293	3,304,256
Wyndham Hotels & Resorts, Inc., Term Loan B, 4.30%, 03/28/25		970	977,158

			8,426,135
Real Estate Management & Development — 1.3%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 04/18/24		2,204	2,213,563
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 02/08/25		1,464	1,471,845
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 01/23/25		595	599,956

			4,285,364

Security		Par (000)	Value
Restaurants — 0.3%
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.64%, 04/03/25	USD	887	$891,811

Road & Rail — 0.9%
PODS LLC, Term Loan B3, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 12/06/24		2,289	2,305,664
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 06/13/23		758	760,346

			3,066,010
Semiconductors & Semiconductor Equipment — 0.5%
Cavium, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.15%, 08/16/22(b)		499	501,643
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 05/12/24(b)		206	206,536
Microsemi Corp., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 01/15/23		238	237,853
ON Semiconductor Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.90%, 03/31/23		333	335,179
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.30%, 09/29/23		581	584,422

			1,865,633
Software — 13.5%
Almonde, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.48%, 06/13/24		1,224	1,222,602
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.23%, 06/13/25		266	263,117
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.55%, 09/19/24		1,280	1,290,228
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 9.30%, 09/19/25		302	310,847
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.56%, 12/20/22		673	674,041
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.06%, 02/12/25		595	596,672
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 09/10/22		982	985,287
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.91%, 04/27/24		562	564,311
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.65%, 04/27/25		496	501,952
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.91%, 09/07/23		1,531	1,535,420
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.61%, 05/28/24		1,337	1,334,499
DTI Holdco, Inc., 2018 Term Loan B, (OR + 4.75% 1.00% Floor), 6.71%, 10/02/23		887	889,225
Flexera Software LLC, 2018 1st Lien Term Loan, (OR + 3.25% 1.00% Floor), 5.16%, 02/26/25(g)		380	381,520
Hyland Software, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.14%, 07/01/22		939	947,033
2017 2nd Lien Term Loan, (PRIME + 7.00%), 8.89%, 07/07/25		415	418,631
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 02/01/22		2,276	2,284,607
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 08/05/22		1,726	1,737,445
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00% 1.00% Floor), 7.31%, 04/01/21(b)		789	793,187

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
Kronos, Inc.:
2017 Term Loan B, (OR + 3.00% 1.00% Floor), 4.88%, 11/01/23	USD	2,807	$2,830,448
2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 10.02%, 11/01/24		1,045	1,081,251
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.75%), 4.65%, 06/21/24		160	159,421
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.40%, 09/30/24		1,144	1,158,370
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 11/29/24		2,437	2,435,118
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.15%, 11/20/25		785	785,785
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.99%, 04/26/24		1,245	1,240,580
Project Leopard Holdings, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.90%, 07/07/23(b)		532	537,652
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%), 4.65%, 06/21/24		1,080	1,076,608
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.90%, 02/05/24		2,788	2,804,267
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 03/03/23		2,433	2,440,682
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.55%, 09/30/22		2,723	2,735,528
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 4.40%, 04/16/25		1,223	1,230,201
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.15%, 07/08/22		1,874	1,889,261
2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.15%, 07/08/22		13	13,326
2018 Term Loan B3, 4.56%, 04/16/25		3,305	3,325,191
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.90%, 05/01/24		2,035	2,045,653
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.41%, 12/04/20		1,480	1,488,078
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.80%, 01/27/23		152	149,701

			46,157,745
Specialty Retail — 2.0%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.89%, 07/01/22		852	672,397
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		1,506	1,512,506
Leslie’s Poolmart, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 08/16/23		485	489,702
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 01/30/23		787	791,239
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.75%), 4.65%, 11/20/24		238	240,222
Party City Holdings, Inc., 2018 Term Loan B, (2 mo. LIBOR + 2.75%), 4.75%, 08/19/22		545	548,329
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.61%, 01/26/23		530	362,509
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.89%, 03/11/22		111	87,341
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 12/20/24		778	760,544
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.79%, 09/12/24		519	512,566

Security		Par (000)	Value
Specialty Retail (continued)
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.90%, 04/13/23	USD	710	$715,905

			6,693,260
Technology Hardware, Storage & Peripherals — 0.7%
Western Digital Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.90%, 04/29/23		2,520	2,533,071

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (1 mo. LIBOR + 5.25% 1.00% Floor), 7.15%, 08/12/22		1,471	1,474,308
Varsity Brands, Inc., 2017 Term Loan B, (OR + 3.50% 1.00% Floor), 5.40%, 12/15/24		329	331,561

			1,805,869
Thrifts & Mortgage Finance — 0.5%
IG Investment Holdings LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 10/29/21		1,676	1,691,130

Trading Companies & Distributors — 1.4%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.13%, 01/02/25		1,981	1,991,618
HD Supply, Inc.:
Term Loan B3, (3 mo. LIBOR + 2.25%), 4.55%, 08/13/21		1,457	1,466,157
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.80%, 10/17/23		617	621,068
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.55%, 06/09/23		152	153,636
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.65%, 01/04/23(b)(g)		173	174,541
Pro Mach Group, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.03%, 03/07/25		465	465,581

			4,872,601
Transportation — 0.7%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.90%, 06/15/23(b)		430	436,450
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.80%, 08/18/22		479	483,055
Prometric Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 01/29/25		240	242,201
Safe Fleet Acquisition, Corp.(g):
2018 1st Lien Term Loan, (OR + 3.00% 1.00% Floor), 4.78%, 02/01/25		800	800,504
2018 2nd Lien Term Loan, (OR + 6.75% 1.00% Floor), 8.53%, 02/01/26		325	328,250

			2,290,460
Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (OR + 3.00% 1.00% Floor), 4.99%, 11/28/24		304	306,331

Wireless Telecommunication Services — 1.6%
GEO Group, Inc., 2017 Term Loan B, (1 Week LIBOR + 2.25%), 3.75%, 03/22/24		1,232	1,233,172
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 10.81%, 12/07/20		4,099	3,309,038
Xplornet Communications, Inc., Term Loan B, 6.31%, 09/09/21		820	823,020

			5,365,230

Total Floating Rate Loan Interests — 133.9% (Cost — $457,667,971)			457,482,072

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares/ Beneficial Interests (000)	Value
Investment Companies — 1.3%

United States — 1.3%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		158,653	$4,348,977

Total Investment companies — 1.3% (Cost — $4,385,297)			4,348,977

Other Interests(i) — 0.0%

Afghanistan — 0.0%
Lear Corp. Escrow(b)	USD	500	5

United States — 0.0%
Millennium Corp.(b)		991	—
Millennium Lender Claims(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $0)			5

Rights — 0.0%

Electric Utilities — 0.0%
Vistra Energy(a)(b)		28,754	21,530

Total Rights — 0.0% (Cost — $0)			21,530

Warrants — 0.0%

Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)(b)		181	—

Metals & Mining — 0.0%
AFGlobal Corp. (Expires12/20/20)(b)		2,658	—

Software — 0.0%
Bankruptcy Management Solutions, Inc., (Expires 07/01/19)(b)		199	—
Bankruptcy Management Solutions, Inc., (Expires 07/01/20)(b)		296	—
Bankruptcy Management Solutions, Inc., (Expires 07/02/18)(b)		184	—

Security		Par (000)	Value
Software (continued)
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(b)	USD	1,505	$—

			—

Total Warrants — 0.0% (Cost — $50,055)			—

Total Long-Term Investments — 146.9% (Cost — $502,589,568)			501,936,975

		Shares
Short-Term Securities — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.56%(j)(k)		88,421	88,421

Total Short-Term Securities — 0.0% (Cost — $88,421)			88,421

Options Purchased — 0.0% (Cost — $94,045)			71,407

Total Investments — 146.9% (Cost — $502,772,034)			502,096,803
Liabilities in Excess of Other Assets — (46.9)%			(160,409,816)

Net Assets — 100.0%			$341,686,987

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.

(k)	During the period ended April 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 10/31/17	Shares Purchased	Shares Sold		Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,895,053	—	(1,806,632	)(b)	88,421	$88,421	$17,703	$8	$—
iShares iBoxx USD High Yield Corporate Bond ETF	19,000	70,000	(89,000)		—	—	60,813	(42,986)	(1,766)

						$88,421	$78,516	$(42,978)	$(1,766)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	618,000	USD	849,503	BNP Paribas S.A.	05/02/18	$1,297
USD	873,671	GBP	620,000	Toronto-Dominion Bank	05/02/18	20,117

						21,414

USD	850,746	GBP	618,000	BNP Paribas S.A.	06/04/18	(1,290)

						$20,124

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 07/13/28	3-Month LIBOR, 2.35%	Semi-annual	3.00%	Quarterly	JPMorgan Chase Bank N.A.	07/11/18	3.00%	USD	10,800	$71,407

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	49	12/14/19	USD	942.86	USD	—	$—

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	385	$37,353	$47,114	$(9,761)
CenturyLink, Inc.	1.00	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	394	38,226	49,479	(11,253)

							$75,579	$96,593	$(21,014)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$96,593	$—	$—	$(21,014)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$21,414	$—	$—	$21,414
Options purchased
Investments at value — unaffiliated(a)	—	—	—	—	71,407	—	71,407
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	96,593	—	—	—	—	96,593

	$—	$96,593	$—	$21,414	$71,407	$—	$189,414

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,290	$—	$—	$1,290
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	21,014	—	—	—	—	21,014

	$—	$21,014	$—	$1,290	$—	$—	$22,304

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(4,648)	$—	$—	$(4,648)
Options purchased(a)	—	—	—	—	138,817	—	138,817
Swaps	—	25,652	—	—	—	—	25,652

	$—	$25,652	$—	$(4,648)	$138,817	$—	$159,821

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$11,581	$—	$—	$11,581
Options purchased (b)	—	—	—	—	10,584	—	10,584
Swaps	—	15,723	—	—	—	—	15,723

	$—	$15,723	$—	$11,581	$10,584	$—	$37,888

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,728,281
Average amounts sold — in USD	$424,751
Options:
Average notional value of swaption contracts purchased	$11,550,000
Credit default swaps:
Average notional value-buy protection	$1,164,500
Average notional value-sell protection	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$21,414		$1,290
Options	71,407	(a)	—
Swaps — OTC(b)	96,593		21,014

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$189,414		$22,304
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	—		—

Total derivative assets and liabilities subject to an MNA	$189,414		$22,304

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas S.A	$1,297	$(1,290)	$—	$—	$7
Goldman Sachs Bank USA	49,479	(11,253)	—	—	38,226
JPMorgan Chase Bank N.A.	118,521	(9,761)	—	(108,760)	—
Toronto-Dominion Bank	20,117	—	—	—	20,117

	$189,414	$(22,304)	$—	$(108,760)	$58,350

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
BNP Paribas S.A	$1,290	$(1,290)	$—	$—	$—
Goldman Sachs Bank USA	11,253	(11,253)	—	—	—
JPMorgan Chase Bank N.A.	9,761	(9,761)	—	—	—

	$22,304	$(22,304)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$7,624,971	$1,000,100	$8,625,071
Common Stocks	132,477	170,563	342,975	646,015
Corporate Bonds	—	30,813,305	—	30,813,305
Floating Rate Loan Interests	—	429,524,251	27,957,821	457,482,072
Investment Companies	4,348,977	—	—	4,348,977
Other Interests	—	—	5	5
Rights	—	—	21,530	21,530
Short-Term Securities	88,421	—	—	88,421
Options Purchased:
Interest Rate Contracts	—	71,407	—	71,407
Unfunded Floating Rate Loan Interests(a)	—	1,840	559	2,399

	$4,569,875	$468,206,337	$29,322,990	$502,099,202

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$21,414	$—	$21,414
Liabilities:
Credit contracts	—	(21,014)	—	(21,014)
Forward foreign currency contracts	—	(1,290)	—	(1,290)

	$—	$(890)	$—	$(890)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Floating Rate Income Trust (BGT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $145,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the period ended April 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Rights	Other Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets:
Opening balance, as of October 31, 2017	$—	$6	$17,889,778	$27,272	$5	$—	$45	$17,917,106
Transfers into Level 3(a)	—	—	9,956,099	—	—	—	—	9,956,099
Transfers out of Level 3(b)	—	—	(5,423,153)	—	—	—	—	(5,423,153)
Accrued discounts/premiums	—	—	46,254	—	—	—	—	46,254
Net realized gain (loss)	—	—	(400,051)	—	—	—	—	(400,051)
Net change in unrealized appreciation (depreciation)(c)(d)	100	15,361	408,811	(5,741)	—	559	(45)	419,045
Purchases	1,000,000	327,608	13,830,891	—	—	—	—	15,158,499
Sales	—	—	(8,350,809)	—	—	—	—	(8,350,809)

Closing Balance, as of April 30, 2018	$1,000,100	$342,975	$27,957,820	$21,531	$5	$559	$—	$29,322,990

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018(d)	$100	$15,361	$408,811	$(5,741)	—	$559	$(45)	$419,045

(a)	As of October 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)	Value
Common Stocks — 0.4%

Aerospace & Defense — 0.4%
United Technologies Corp.		25,647	$3,081,848

Asset-Backed Securities — 28.1%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A2D, (1 mo. LIBOR US + 0.30%), 2.20%, 02/25/36(a)	USD	5,210	5,177,731
Ajax Mortgage Loan Trust, Series 2017-D(b)(c):
Class A, 3.75%, 12/25/57		3,669	3,669,035
Class B, 0.00%, 12/25/57(d)		956	588,663
ALM VI Ltd. Series 2012-6A(a)(c):
Class B2RR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/26		1,200	1,201,878
Class CRR, (3 mo. LIBOR US + 3.20%), 4.92%, 07/15/26		1,010	1,011,486
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(c)		2,000	2,196,374
AMMC CLO 18 Ltd., Series 2016-18A, Class E2, (3 mo. LIBOR US + 7.25%), 9.19%, 05/26/28(a)(c)		1,000	1,005,231
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 9.35%, 10/15/28(a)(c)		1,000	1,011,976
AMMC CLO Ltd., Series 2016-18A, Class E1, (3 mo. LIBOR US + 6.67%), 8.61%, 05/26/28(a)(c)		500	502,171
Anchorage Capital CLO Ltd.(c):
Series 2014-3RA, Class C, 4.21%, 01/28/31(d)		1,000	993,060
Series 2014-5RA, Class E, 7.75%, 01/15/30(d)		1,140	1,141,008
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 5.90%, 07/15/30(a)		1,000	1,006,438
Ares CLO Ltd.(a)(c):
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.23%), 8.25%, 12/05/25		1,000	1,018,844
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 6.55%, 01/15/29		900	912,033
Ares XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.60%), 8.95%, 10/15/27(a)(c)		500	506,171
Atrium X, Series 10A(a)(c):
Class DR, (3 mo. LIBOR US + 3.00%), 5.35%, 07/16/25		1,000	1,000,766
Class E, (3 mo. LIBOR US + 4.50%), 6.85%, 07/16/25		2,000	2,003,000
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.34%, 10/24/29(c)(d)		1,175	1,173,448
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 2.04%, 11/25/36(a)		3,257	3,164,554
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 6.05%, 07/15/29(a)(c)		1,750	1,764,313
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(c)(d):
Class BR, 4.76%, 10/18/29		1,000	1,004,597
Class CR, 5.81%, 10/18/29		1,000	1,004,582
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 8.76%, 10/15/30(c)(d)		500	503,328
Betony CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.60%), 5.95%, 04/15/27(a)(c)		1,000	1,002,845
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 2.06%, 10/25/36(a)		7,512	5,417,982
Carrington Mortgage Loan Trust, Series 2006-FRE2(a):
Class A2, (1 mo. LIBOR US + 0.12%), 2.02%, 10/25/36		5,127	3,741,914
Class A5, (1 mo. LIBOR US + 0.08%), 1.98%, 10/25/36		10,562	7,674,187

Security		Par (000)	Value
Asset-Backed Securities (continued)
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(c)	USD	3,558	$3,538,438
Elevation CLO Ltd.(a)(c):
Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 6.52%, 11/15/28		800	808,430
Series 2016-5A, Class E, (3 mo. LIBOR US + 6.95%), 9.30%, 07/15/28		1,000	1,005,609
Fremont Home Loan Trust(a):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.06%, 05/25/36		24,228	15,967,798
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.05%, 11/25/36		21,726	10,642,927
Galaxy CLO Ltd., Series 2015-21A, 7.61%, 04/20/31(c)(d)		500	466,886
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, (3 mo. LIBOR US + 3.30%), 5.66%, 04/25/25(a)(c)		1,250	1,252,303
GSAMP Trust(a):
Series 2006-FM2, Class A2C, (1 mo. LIBOR US + 0.15%), 2.05%, 09/25/36		10,955	5,433,372
Series 2007-FM2, Class A2B, (1 mo. LIBOR US + 0.09%), 1.99%, 01/25/37		7,287	4,617,759
Highbridge Loan Management Ltd.(c):
Series 4A-2014, Class BR, 4.21%, 01/28/30(d)		1,750	1,744,953
Series 8A-2016, Class E, (3 mo. LIBOR US + 7.90%), 10.26%, 04/20/27(a)		1,000	1,002,689
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 2.07%, 04/25/37(a)		11,732	8,717,841
HPS Loan Management Ltd., Series 10A-16(a)(c):
Class C, (3 mo. LIBOR US + 3.65%), 5.39%, 01/20/28		2,500	2,516,501
Class D, (3 mo. LIBOR US + 6.50%), 8.24%, 01/20/28		1,000	1,008,499
Invitation Homes Trust, Series 2018-SFR2, Class E, 3.90%, 06/17/37(c)(d)(e)		3,000	3,009,150
Jay Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 7.00%), 9.36%, 10/20/27(a)(c)		1,000	1,015,942
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 05/20/26(c)		2,700	2,676,220
Long Beach Mortgage Loan Trust(a):
Series 2006-1, Class 1A, (1 mo. LIBOR US + 0.22%), 2.12%, 02/25/36		4,449	4,308,362
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.06%, 11/25/36		12,415	5,703,810
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.06%, 08/25/36		6,864	3,725,482
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 9.98%, 01/20/29(a)(c)		1,500	1,540,172
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.81%, 07/23/29(c)(d)		750	754,470
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 6.06%, 04/20/26(a)(c)(f)		1,000	1,003,338
Mastr Asset-Backed Securities Trust(a):
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 2.05%, 06/25/36		10,474	6,046,910
Series 2006-WMC2, Class A5, (1 mo. LIBOR US + 0.25%), 2.15%, 04/25/36		7,852	3,229,358
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, (1 mo. LIBOR US + 0.15%), 2.05%, 11/25/36(a)		13,418	6,841,640

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Asset-Backed Securities (continued)
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR, (3 mo. LIBOR US + 7.75%), 9.58%, 11/14/27(a)(c)	USD	1,000		$1,025,565
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 7.35%, 01/15/28(c)(d)		1,250		1,241,589
Oaktree CLO Ltd., 7.56%, 10/20/27(c)(d)		1,000		1,000,953
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.66%, 07/20/30(a)(c)		500		505,321
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.48%, 11/14/26(a)(c)		1,000		999,957
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.51%, 01/21/30(a)(c)		405		410,445
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(c)		5,000		4,986,605
OZLM Funding II Ltd., Series 2012-2A(a)(c):
Class CR, (3 mo. LIBOR US + 4.00%), 6.36%, 10/30/27		1,250		1,252,745
Class DR, (3 mo. LIBOR US + 7.30%), 9.66%, 10/30/27		1,250		1,255,535
OZLM XIX Ltd., Series 2017-19A, Class D, 8.95%, 11/22/30(c)(d)		500		507,385
OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.15%), 9.51%, 01/20/29(a)(c)		1,000		1,013,425
OZLM XXI, Series 2017-21A, Class D, 7.29%, 01/20/31(c)(d)		500		490,663
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 7.63%, 11/14/29(c)(d)		1,750		1,755,992
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		4,327		2,382,665
Rockford Tower CLO Ltd., Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.80%, 10/15/29(a)(c)		500		500,989
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 2.30%, 09/25/47(a)		5,000		4,696,366
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(b)		—	(g)	1,827,465
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 09/17/46(c)		4,100		4,093,844
Sound Point CLO X Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.75%), 9.11%, 01/20/28(a)(c)		1,000		1,001,907
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.01%, 01/23/29(a)(c)		1,000		1,009,691
Symphony CLO XV Ltd., Series 2014-15A, Class DR, (3 mo. LIBOR US + 3.35%), 5.70%, 10/17/26(a)(c)		3,500		3,504,746
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.46%, 04/20/29(a)(c)		500		504,163
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.86%, 07/15/29(a)(c)		500		502,745
Treman Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 6.22%, 04/20/27(a)(c)		1,500		1,505,843
Venture XXVI CLO Ltd., Series 2017-26A, Class E, (3 mo. LIBOR US + 6.80%), 9.16%, 01/20/29(a)(c)		500		506,322

Security		Par (000)	Value
Asset-Backed Securities (continued)
Vibrant CLO III Ltd., Series 2015-3A(a)(c):
Class A2R, (3 mo. LIBOR US + 2.05%), 4.41%, 04/20/26	USD	1,000	$1,001,944
Class BR, (3 mo. LIBOR US + 2.95%), 5.31%, 04/20/26		1,500	1,501,516
Voya CLO Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 6.85%), 9.21%, 10/18/27(a)(c)		385	390,829
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 2.14%, 05/25/47(a)		9,679	8,130,788
Wellfleet CLO Ltd., Series 2017-3A, Class B, 3.68%, 01/17/31(c)(d)		500	500,158
Westvue Mortgage Loan Trust, Series 2015-1A, Class A, 7.50%, 09/25/20(c)		271	271,521
York CLO Ltd., Series 2015-1A, Class ER, 8.01%, 01/22/31(c)(d)		750	746,578
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 8.76%, 10/20/29(a)(c)		1,000	1,006,624

Total Asset-Backed Securities — 28.1% (Cost — $191,894,674)			202,009,358

Corporate Bonds — 67.9%

Aerospace — 0.1%
Axtel SAB de C.V., 6.38%, 11/14/24(c)(f)		525	522,375
SoftBank Group Corp., 4.00%, 04/20/23	EUR	100	122,850

			645,225
Aerospace & Defense — 1.7%
Arconic, Inc.:
5.87%, 02/23/22(f)	USD	1,065	1,114,255
5.13%, 10/01/24(f)		554	561,792
5.90%, 02/01/27		120	123,975
6.75%, 01/15/28		40	43,450
5.95%, 02/01/37		105	106,017
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		322	323,797
Bombardier, Inc.(c):
7.75%, 03/15/20		204	217,770
8.75%, 12/01/21(f)		738	821,269
6.00%, 10/15/22(f)		25	24,875
6.13%, 01/15/23(f)		996	1,002,225
7.50%, 12/01/24(f)		729	767,272
7.50%, 03/15/25(f)		1,067	1,109,680
7.45%, 05/01/34		209	211,090
EnPro Industries, Inc., 5.88%, 09/15/22		132	135,960
Harris Corp., 3.83%, 04/27/25(f)		750	746,206
KLX, Inc., 5.88%, 12/01/22(c)(f)		935	975,906
Koppers, Inc., 6.00%, 02/15/25(c)(f)		267	271,673
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)(f)		236	245,098
Lockheed Martin Corp., 4.09%, 09/15/52(f)		451	428,968
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(c)(f)		277	285,310
TransDigm, Inc.:
6.00%, 07/15/22(f)		1,166	1,180,575
6.50%, 07/15/24(f)		343	348,788
6.50%, 05/15/25		114	115,995
6.38%, 06/15/26(f)		174	174,870
United Technologies Corp., 3.75%, 11/01/46(f)		700	611,074

			11,947,890
Air Freight & Logistics — 0.3%
FedEx Corp.(f):
3.90%, 02/01/35		500	475,557
4.75%, 11/15/45		500	505,895

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Air Freight & Logistics (continued)
XPO Logistics, Inc., 6.50%, 06/15/22(c)(f)	USD	892	$920,990

			1,902,442
Airlines — 2.8%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(c)(f)		2,355	2,407,459
American Airlines Pass-Through Trust:
Series 2013-1, Class C, 6.13%, 07/15/18(c)(f)		525	527,306
Series 2013-2, Class A, 4.95%, 07/15/24(f)		1,745	1,800,025
Series 2017-1, Class B, 4.95%, 08/15/26		1,620	1,660,559
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		865	880,138
Continental Airlines Pass-Through Trust(f):
Series 2003-ERJ1, 7.88%, 01/02/20		35	35,329
Series 2007-1, Class B, 6.90%, 10/19/23		209	217,386
Series 2012-1, Class B, 6.25%, 10/11/21		283	293,197
Delta Air Lines Pass-Through Trust, Class B(f):
Series 2007-1, 8.02%, 02/10/24		1,439	1,590,930
Series 2012-1, 6.88%, 05/07/19(c)		2,486	2,547,816
Latam Finance Ltd., 6.88%, 04/11/24(c)(f)		737	758,299
United Airlines Pass-Through Trust(f):
Series 2014-2, Class B, 4.63%, 03/03/24		2,103	2,115,416
Series 2015-1, Class A, 3.70%, 06/01/24		3,570	3,546,081
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 04/22/20(f)		1,887	1,924,994

			20,304,935
Auto Components — 0.5%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	111	135,712
Allison Transmission, Inc., 5.00%, 10/01/24(c)	USD	38	37,324
Aptiv PLC(f):
4.25%, 01/15/26		400	401,693
4.40%, 10/01/46		280	264,498
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	100	125,186
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	77	73,343
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	123,290
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	115	117,444
6.25%, 02/01/22(f)		341	347,820
6.75%, 02/01/24(f)		392	400,820
6.38%, 12/15/25(f)		284	284,710
IHO Verwaltungs GmbH(h):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	123,006
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	124,519
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		100	126,798
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(c)(f)	USD	214	214,626
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(c)(f)		229	224,992
Tesla, Inc., 5.30%, 08/15/25(c)(f)		588	520,380
Volvo Car AB, 2.00%, 01/24/25	EUR	100	120,480

			3,766,641
Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43(f)	USD	2,194	2,343,292

Banks — 1.3%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)	EUR	100	129,455
Banco BPM SpA, 1.75%, 04/24/23		100	120,783
Banco Popolare, 2.75%, 07/27/20		100	125,817
Bank of Ireland(5 year EUR Swap + 3.55%), 4.25%, 06/11/24(i)		100	125,439

Security		Par (000)	Value
Banks (continued)
Bankia SA(i):
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24	EUR	200	$249,973
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27		100	128,095
Barclays PLC:
4.38%, 09/11/24	USD	720	702,634
5.20%, 05/12/26		200	199,888
CaixaBank SA(5 year EUR Swap + 3.35%), 3.50%, 02/15/27(i)	EUR	100	129,735
CIT Group, Inc.:
5.00%, 08/01/23(f)	USD	847	861,823
5.25%, 03/07/25		209	213,441
6.13%, 03/09/28		116	120,060
HSBC Holdings PLC, 4.38%, 11/23/26(f)		370	366,812
Inversiones Atlantida SA, 8.25%, 07/28/22(c)(f)		441	461,396
Sberbank of Russia Via SB Capital SA, 5.25%, 05/23/23(c)		5,000	4,962,500
Standard Chartered PLC, 4.87%, 03/15/33(c)(d)		500	498,932

			9,396,783
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46(f)		2,160	2,240,903
Central American Bottling Corp., 5.75%, 01/31/27(c)(f)		637	652,543
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 02/15/22(h)	EUR	100	127,100
OI European Group BV, 4.00%, 03/15/23(c)(f)	USD	319	303,050

			3,323,596
Biotechnology — 0.3%
Amgen, Inc., 4.40%, 05/01/45(f)		1,100	1,070,211
Gilead Sciences, Inc., 4.75%, 03/01/46(f)		700	724,343
Illumina, Inc., 0.50%, 06/15/21(j)		359	448,240
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	110,289

			2,353,083
Building Materials — 0.0%
American Woodmark Corp., Co. GUAR 144A 03/26 4.875, 4.88%, 03/15/26(c)	USD	115	110,975
Jeld-Wen, Inc., 4.63%, 12/15/25(c)		110	105,325
Titan Global Finance PLC, 3.50%, 06/17/21	EUR	100	126,904

			343,204
Building Products — 0.4%
American Builders & Contractors Supply Co., Inc.(c):
5.63%, 04/15/21(f)	USD	177	178,991
5.75%, 12/15/23		155	159,797
Beacon Escrow Corp., 4.88%, 11/01/25(c)(f)		498	470,610
Building Materials Corp. of America, 6.00%, 10/15/25(c)(f)		247	256,263
Jeld-Wen, Inc., 4.88%, 12/15/27(c)		78	73,515
Masonite International Corp., 5.63%, 03/15/23(c)(f)		469	483,070
Standard Industries, Inc.(c):
5.50%, 02/15/23		142	146,615
5.38%, 11/15/24		66	66,866
USG Corp.(c)(f):
5.50%, 03/01/25		299	312,455
4.88%, 06/01/27		366	366,000

			2,514,182
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(c)(f)		173	164,350

Capital Markets — 0.5%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21(f)		2,427	2,439,135
6.00%, 08/18/21		395	395,988

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets (continued)
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(c)	USD	101	$103,399
NFP Corp., 6.88%, 07/15/25(c)		102	99,960
Raymond James Financial, Inc., 4.95%, 07/15/46(f)		400	418,492

			3,456,974
Chemicals — 1.9%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)(f)		1,100	1,113,750
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	127,074
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)(f)	USD	265	266,987
Blue Cube Spinco, Inc.(f):
9.75%, 10/15/23		502	577,300
10.00%, 10/15/25		344	403,340
CF Industries, Inc.:
7.13%, 05/01/20		71	75,704
5.15%, 03/15/34		110	100,513
4.95%, 06/01/43		217	181,737
Chemours Co.:
6.63%, 05/15/23(f)		332	349,015
7.00%, 05/15/25		66	71,033
5.38%, 05/15/27(f)		309	305,910
Cydsa SAB de C.V., 6.25%, 10/04/27(c)(f)		914	878,582
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 05/01/25(c)(e)		256	262,400
Hexion, Inc., 10.38%, 02/01/22(c)(f)		220	213,950
Huntsman International LLC:
4.88%, 11/15/20(f)		365	371,844
5.13%, 11/15/22		165	171,155
INEOS Finance PLC, 4.00%, 05/01/23	EUR	115	141,667
Mexichem SAB de CV, 5.50%, 01/15/48(c)(f)	USD	526	479,317
Momentive Performance Materials, Inc., 3.88%, 10/24/21(f)		1,305	1,376,775
NOVA Chemicals Corp., 4.88%, 06/01/24(c)(f)		319	308,632
Olin Corp., 5.00%, 02/01/30		135	128,588
Platform Specialty Products Corp.(c)(f):
6.50%, 02/01/22		2,176	2,230,400
5.88%, 12/01/25		750	731,250
PQ Corp.(c)(f):
6.75%, 11/15/22		437	462,127
5.75%, 12/15/25		484	479,160
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	153	192,144
Sherwin-Williams Co., 4.50%, 06/01/47(f)	USD	310	303,721
Tronox Finance PLC, 5.75%, 10/01/25(c)		112	108,920
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(c)(f)		176	175,120
Versum Materials, Inc., 5.50%, 09/30/24(c)		140	143,108
WR Grace & Co-Conn(c)(f):
5.13%, 10/01/21		277	284,559
5.63%, 10/01/24		300	309,750

			13,325,532
Commercial Services & Supplies — 1.5%
ADT Corp.(f):
6.25%, 10/15/21		234	243,945
3.50%, 07/15/22		375	350,391
4.13%, 06/15/23		224	209,581
4.88%, 07/15/32(c)		561	464,227
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)(f)		191	192,910
Aviation Capital Group Corp., 6.75%, 04/06/21(c)(f)		5,000	5,444,638
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)(f)		241	237,988
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(c)(f)		485	475,300

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)(f)	USD	488	$498,980
KAR Auction Services, Inc., 5.13%, 06/01/25(c)(f)		359	348,230
La Financiere Atalian SAS:
4.00%, 05/15/24	EUR	100	117,288
5.13%, 05/15/25(e)		100	122,119
Mobile Mini, Inc., 5.88%, 07/01/24(f)	USD	585	604,012
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	122,119
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21	USD	269	259,585
5.25%, 08/15/22(f)		438	435,262
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)(f)		188	187,060
United Rentals North America, Inc.:
5.75%, 11/15/24(f)		342	353,115
5.88%, 09/15/26		72	75,060
Wrangler Buyer Corp., 6.00%, 10/01/25(c)		221	217,685

			10,959,495
Communications Equipment — 0.4%
CommScope Technologies Finance LLC, 6.00%, 06/15/25(c)		5	5,138
CommScope Technologies LLC, 5.00%, 03/15/27(c)		96	91,920
CommScope, Inc.(c)(f):
5.00%, 06/15/21		170	171,275
5.50%, 06/15/24		530	539,275
Nokia OYJ(f):
3.38%, 06/12/22		126	121,653
4.38%, 06/12/27		177	164,167
6.63%, 05/15/39		245	255,412
Zayo Group LLC/Zayo Capital, Inc.(f):
6.38%, 05/15/25		206	213,251
5.75%, 01/15/27(c)		1,486	1,475,420

			3,037,511
Construction & Engineering — 0.7%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(c)(f)		1,061	1,103,970
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)(f)		1,061	1,141,901
BlueLine Rental Finance Corp., 9.25%, 03/15/24(c)(f)		1,331	1,415,452
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(c)(f)		459	473,918
Engility Corp., 8.88%, 09/01/24(f)		298	309,920
SPIE SA, 3.13%, 03/22/24	EUR	100	121,992
Tutor Perini Corp., 6.88%, 05/01/25(c)(f)	USD	260	266,422
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25(c)		73	70,810

			4,904,385
Construction Materials — 0.5%
American Tire Distributors, Inc., 10.25%, 03/01/22(c)(f)		210	110,775
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		163	170,743
HD Supply, Inc., 5.75%, 04/15/24(c)(f)		2,226	2,337,300
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	102	129,950
Navistar International Corp., 6.63%, 11/01/25(c)(f)	USD	319	330,962
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(c)		190	202,350
PulteGroup, Inc., 6.00%, 02/15/35		48	49,020
Rexel SA, 3.50%, 06/15/23	EUR	223	279,393
Williams Scotsman International, Inc., 7.88%, 12/15/22(c)	USD	129	134,160

			3,744,653

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Discretionary — 0.2%
Arch Merger Sub, Inc., 8.50%, 09/15/25(c)(f)	USD	241	$225,335
Elis SA, 1.88%, 02/15/23	EUR	100	120,760
Nielsen Co. Luxembourg SARL, 5.00%, 02/01/25(c)(f)	USD	90	88,650
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(c)		66	69,815
Viking Cruises Ltd.(c):
6.25%, 05/15/25		270	271,350
5.88%, 09/15/27(f)		673	649,445

			1,425,355
Consumer Finance — 0.8%
Ally Financial, Inc., 8.00%, 11/01/31(f)		1,617	1,964,978
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)(f)		457	463,855
IHS Markit Ltd.(c):
4.75%, 02/15/25		198	199,010
4.00%, 03/01/26		144	137,928
Navient Corp.:
5.00%, 10/26/20(f)		370	371,850
6.63%, 07/26/21(f)		141	146,485
6.50%, 06/15/22(f)		460	472,650
5.50%, 01/25/23		162	159,521
7.25%, 09/25/23(f)		306	319,770
6.13%, 03/25/24		50	50,062
5.88%, 10/25/24		138	135,240
6.75%, 06/25/25(f)		212	214,120
5.63%, 08/01/33		105	90,300
OneMain Financial Holdings LLC, 7.25%, 12/15/21(c)		124	128,340
Springleaf Finance Corp.:
6.13%, 05/15/22		85	87,019
5.63%, 03/15/23		21	20,790
6.88%, 03/15/25(f)		430	434,300

			5,396,218
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 06/30/21(c)		200	203,502
4.63%, 05/15/23(c)(f)		936	938,340
6.75%, 05/15/24	EUR	156	205,280
7.25%, 05/15/24(c)(f)	USD	1,809	1,908,495
6.00%, 02/15/25(c)(f)		222	224,497
4.75%, 07/15/27(c)	GBP	100	134,400
4.75%, 07/15/27		100	134,400
Ball Corp.:
5.00%, 03/15/22(f)	USD	440	455,950
4.00%, 11/15/23		50	49,000
Berry Global, Inc., 4.50%, 02/15/26(c)		118	112,690
BWAY Holding Co.(c)(f):
5.50%, 04/15/24		842	846,210
7.25%, 04/15/25		440	451,638
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 02/01/26(c)		184	177,560
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		114	105,593
Horizon Holdings I SASU, 7.25%, 08/01/23	EUR	100	126,305
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(h)		102	128,183
Mercer International, Inc.:
6.50%, 02/01/24	USD	134	139,360
5.50%, 01/15/26(c)		139	136,567
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20(f)		906	912,912

Security		Par (000)	Value
Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (continued):
(3 mo. LIBOR US + 3.50%), 5.85%, 07/15/21(a)(c)(f)	USD	624	$632,580
5.13%, 07/15/23(c)		194	195,212
7.00%, 07/15/24(c)(f)		848	882,980
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	200	250,456
Sealed Air Corp.:
4.88%, 12/01/22(c)(f)	USD	268	272,020
4.50%, 09/15/23	EUR	100	136,140
6.88%, 07/15/33(c)	USD	44	49,060
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22(c)(f)		564	581,992
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	123,302
Verallia Packaging SASU, 5.13%, 08/01/22		100	124,776

			10,639,400
Diversified Consumer Services — 0.5%
APX Group, Inc.(f):
6.38%, 12/01/19	USD	171	170,145
8.75%, 12/01/20		321	316,586
7.88%, 12/01/22		210	211,575
Ascend Learning LLC, 6.88%, 08/01/25(c)(f)		354	360,195
Laureate Education, Inc., 8.25%, 05/01/25(c)		138	148,350
Matthews International Corp., 5.25%, 12/01/25(c)		72	70,560
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)(f)		1,626	1,743,885
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)(f)		288	280,512

			3,301,808
Diversified Financial Services — 1.5%
Aircastle Ltd.:
6.25%, 12/01/19(f)		784	814,380
5.50%, 02/15/22		82	85,690
Banca IFIS SpA, 4.50%, 10/17/27(d)	EUR	100	122,424
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	146,114
Docuformas SAPI de C.V., 9.25%, 10/11/22(c)(f)	USD	508	477,520
FBM Finance, Inc., 8.25%, 08/15/21(c)		155	163,137
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(f)		1,250	1,230,770
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(d)	EUR	100	114,360
General Motors Financial Co., Inc., 4.25%, 05/15/23(f)	USD	326	327,977
Gilex Holding Sarl, 8.50%, 05/02/23(c)(e)		406	409,045
HSBC Holdings PLC, 6.25%(d)(f)(k)		820	831,283
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(f)		2,888	2,826,846
Intrum Justitia AB(3 mo. Euribor + 2.63%), 2.63%, 07/15/22(a)	EUR	100	120,885
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(c)(f)	USD	845	852,394
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	101	123,323
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 05/30/21(h)		358	451,264
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)(f)	USD	597	591,030
Travelport Corporate Finance PLC, 6.00%, 03/15/26(c)		204	208,590
UniCredit SpA:
6.95%, 10/31/22	EUR	100	147,982
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(i)		100	133,492
Vantiv LLC/Vanity Issuer Corp.(c):
3.88%, 11/15/25	GBP	100	135,261
4.38%, 11/15/25	USD	211	201,505
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	119,859
WMG Acquisition Corp., 5.50%, 04/15/26(c)	USD	143	143,715

			10,778,846

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services — 2.9%
AT&T, Inc., 4.75%, 05/15/46(f)	USD	2,545	$2,370,286
CenturyLink, Inc.:
5.63%, 04/01/25		138	126,960
Series P, 7.60%, 09/15/39		61	51,545
Series S, 6.45%, 06/15/21(f)		737	753,122
Series U, 7.65%, 03/15/42(f)		388	327,860
Series W, 6.75%, 12/01/23(f)		291	288,817
Series Y, 7.50%, 04/01/24(f)		300	306,000
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)(f)		480	440,352
Embarq Corp., 8.00%, 06/01/36		76	72,191
Frontier Communications Corp.:
7.13%, 03/15/19(f)		380	378,100
10.50%, 09/15/22		100	87,970
7.13%, 01/15/23		207	148,005
6.88%, 01/15/25(f)		418	256,025
11.00%, 09/15/25(f)		962	738,335
Level 3 Financing, Inc.:
5.38%, 08/15/22		108	108,540
5.63%, 02/01/23(f)		280	283,850
5.13%, 05/01/23(f)		360	356,400
5.38%, 01/15/24(f)		414	409,860
5.38%, 05/01/25(f)		482	474,625
5.25%, 03/15/26(f)		950	918,840
OTE PLC, 3.50%, 07/09/20	EUR	200	254,784
SoftBank Group Corp.(5 year USD ICE Swap + 4.85%), 6.88%(i)(k)	USD	345	318,262
SoftBank Group Corp.:
4.50%, 04/15/20(c)(f)		1,500	1,539,375
4.75%, 09/19/24		200	187,412
4.75%, 07/30/25	EUR	100	122,484
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	128	139,123
6.00%, 09/30/34(f)		843	872,505
7.20%, 07/18/36		123	141,143
7.72%, 06/04/38		62	74,710
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	81	146,815
Telecom Italia SpA:
1.13%, 03/26/22(j)		100	118,647
3.25%, 01/16/23		100	131,740
3.63%, 01/19/24		146	195,727
5.30%, 05/30/24(c)	USD	200	203,700
Verizon Communications, Inc., 6.55%, 09/15/43(f)		6,500	7,803,533

			21,147,643
Electric Utilities — 1.2%
AES Corp.:
4.50%, 03/15/23		227	228,135
5.50%, 04/15/25		97	99,183
Baltimore Gas & Electric Co., 3.50%, 08/15/46(f)		500	452,772
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(c)(f)		1,177	1,178,177
DPL, Inc., 7.25%, 10/15/21		34	36,978
Duke Energy Corp., 4.80%, 12/15/45(f)		1,500	1,603,119
Enel Finance International NV, 3.63%, 05/25/27(c)(f)		1,250	1,180,497
Energuate Trust, 5.88%, 05/03/27(c)(f)		575	566,375
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(c)(f)		209	201,685
Pampa Energia SA, 7.50%, 01/24/27(c)(f)		1,050	1,068,375
Southern Co., 4.40%, 07/01/46(f)		1,000	986,031
Talen Energy Supply LLC, 6.50%, 06/01/25		209	152,047
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(f)		750	927,368

			8,680,742

Security		Par (000)	Value
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	$132,226

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23(f)	USD	325	331,533
5.50%, 12/01/24(f)		306	316,906
5.00%, 09/01/25		127	126,517
Corning, Inc., 4.38%, 11/15/57(f)		1,915	1,704,417
Itron, Inc., 5.00%, 01/15/26(c)		29	28,493

			2,507,866
Energy Equipment & Services — 1.0%
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(c)(f)		391	392,955
Ensco PLC:
5.20%, 03/15/25		45	36,956
7.75%, 02/01/26(f)		426	401,505
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)(f)		428	433,350
Halliburton Co., 3.80%, 11/15/25(f)		750	744,887
McDermott Escrow 1, Inc./McDermott Escrow 2, Inc., 10.63%, 05/01/24(c)		290	292,929
Oceaneering International, Inc., 6.00%, 02/01/28		249	248,016
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(k)(l)	BRL	155	3,107
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)(f)	USD	263	268,260
Pioneer Energy Services Corp., 6.13%, 03/15/22(f)		233	208,756
Precision Drilling Corp.:
6.50%, 12/15/21		82	83,640
7.75%, 12/15/23		90	93,713
5.25%, 11/15/24		193	181,845
7.13%, 01/15/26(c)		222	224,220
Transocean, Inc.(f):
5.80%, 10/15/22		466	456,680
9.00%, 07/15/23(c)		956	1,031,333
7.50%, 01/15/26(c)		344	347,440
Trinidad Drilling Ltd., 6.63%, 02/15/25(c)(f)		392	375,830
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(c)		329	335,580
Weatherford International Ltd.:
7.75%, 06/15/21(f)		608	598,880
8.25%, 06/15/23		153	143,820
9.88%, 02/15/24		110	105,875
6.50%, 08/01/36(f)		144	109,440
7.00%, 03/15/38(f)		197	154,645
5.95%, 04/15/42		256	185,600

			7,459,262
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(c)(f)		477	486,540
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		260	257,322

			743,862
Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24(f)		206	191,837
5.75%, 03/15/25		134	116,748
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	141,109
Casino Guichard Perrachon SA, 4.56%, 01/25/23	EUR	100	130,565
Dollar Tree, Inc., 5.75%, 03/01/23(f)	USD	1,616	1,685,811
Rite Aid Corp., 6.13%, 04/01/23(c)(f)		300	304,125
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(f)		750	729,366

			3,299,561
Food Products — 0.8%
Acosta, Inc., 7.75%, 10/01/22(c)(f)		250	148,750

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Food Products (continued)
Aramark Services, Inc.:
5.13%, 01/15/24	USD	111	$112,943
5.00%, 04/01/25(c)		14	14,088
4.75%, 06/01/26(f)		252	244,440
5.00%, 02/01/28(c)(f)		278	270,702
Arcor SAIC, 6.00%, 07/06/23(c)(f)		539	557,865
B&G Foods, Inc., 5.25%, 04/01/25		61	55,815
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		317	318,585
JBS USA LLC/JBS USA Finance, Inc.(c):
5.88%, 07/15/24		222	215,340
5.75%, 06/15/25(f)		695	653,091
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(c)(f)		342	328,320
MARB BondCo PLC:
7.00%, 03/15/24		229	218,984
6.88%, 01/19/25(c)		637	598,780
Minerva Luxembourg SA, 6.50%, 09/20/26(c)(f)		637	601,965
Pilgrim’s Pride Corp.(c):
5.75%, 03/15/25		266	260,015
5.88%, 09/30/27		230	219,650
Post Holdings, Inc.(c):
5.50%, 03/01/25		273	268,222
5.75%, 03/01/27(f)		294	287,841
5.63%, 01/15/28		86	82,130

			5,457,526
Health Care Equipment & Supplies — 0.9%
Avantor, Inc.:
4.75%, 10/01/24	EUR	100	120,644
6.00%, 10/01/24(c)(f)	USD	1,865	1,874,325
9.00%, 10/01/25(c)(f)		472	477,900
Crimson Merger Sub, Inc., 6.63%, 05/15/22(c)(f)		1,332	1,318,680
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(c)(f)		884	885,105
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(c):
5.75%, 08/01/22		84	69,930
5.63%, 10/15/23(f)		328	256,660
5.50%, 04/15/25(f)		387	290,976
Medtronic, Inc., 4.50%, 03/15/42(f)		1,000	1,046,297
Teleflex, Inc., 4.88%, 06/01/26		63	62,118

			6,402,635
Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23(f)		210	212,163
6.50%, 03/01/24		69	71,415
Air Medical Merger Sub Corp., 6.38%, 05/15/23(c)		71	67,983
Amsurg Corp., 5.63%, 07/15/22(f)		431	432,077
Centene Corp.:
5.63%, 02/15/21(f)		373	382,791
4.75%, 05/15/22(f)		402	406,020
6.13%, 02/15/24		40	41,900
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		246	223,860
5.13%, 08/01/21(f)		141	129,896
6.25%, 03/31/23		121	110,413
DaVita, Inc., 5.13%, 07/15/24(f)		276	267,375
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(f)(h)		310	313,875
Envision Healthcare Corp.(c):
5.13%, 07/01/22		93	91,838
6.25%, 12/01/24(f)		264	274,560

Security		Par (000)	Value
Health Care Providers & Services (continued)
HCA, Inc.:
5.88%, 03/15/22(f)	USD	1,055	$1,111,706
4.75%, 05/01/23(f)		983	990,284
5.88%, 05/01/23		37	38,573
5.00%, 03/15/24(f)		1,086	1,098,217
5.38%, 02/01/25(f)		396	394,020
5.25%, 04/15/25(f)		1,157	1,171,462
5.88%, 02/15/26(f)		401	406,013
5.25%, 06/15/26(f)		440	442,200
4.50%, 02/15/27		126	120,645
5.50%, 06/15/47(f)		1,134	1,071,630
HealthSouth Corp., 5.75%, 11/01/24		76	77,330
MEDNAX, Inc., 5.25%, 12/01/23(c)(f)		143	141,928
Molina Healthcare, Inc., 4.88%, 06/15/25(c)		126	119,700
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)(f)		590	601,800
Northwell Healthcare, Inc., 4.26%, 11/01/47(f)		686	661,068
NVA Holdings, Inc., 6.88%, 04/01/26(c)		315	317,363
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(f)(h)		978	992,670
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)(f)		163	171,101
Surgery Center Holdings, Inc.(c):
8.88%, 04/15/21		162	166,455
6.75%, 07/01/25(f)		324	306,180
Team Health Holdings, Inc., 6.38%, 02/01/25(c)(f)		496	431,520
Tenet Healthcare Corp.:
6.00%, 10/01/20(f)		926	955,678
7.50%, 01/01/22(c)		206	217,073
8.13%, 04/01/22(f)		1,538	1,601,442
6.75%, 06/15/23(f)		531	522,039
4.63%, 07/15/24(c)(f)		292	281,809
THC Escrow Corp. III, 5.13%, 05/01/25(c)		7	6,808
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26(f)		1,000	926,189
UnitedHealth Group, Inc., 4.38%, 03/15/42(f)		750	763,986
Vizient, Inc., 10.38%, 03/01/24(c)(f)		382	423,065
WellCare Health Plans, Inc., 5.25%, 04/01/25		101	101,515

			19,657,635
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)(f)		278	271,745
Quintiles IMS, Inc., 3.25%, 03/15/25(c)	EUR	100	122,573

			394,318
Hotels, Restaurants & Leisure — 4.3%
Boyne USA, Inc., 7.25%, 05/01/25(c)	USD	94	97,083
Burger King France SAS:
(3 mo. Euribor + 5.25%), 5.25%, 05/01/23(a)	EUR	100	122,373
6.00%, 05/01/24		100	129,829
Churchill Downs, Inc., 4.75%, 01/15/28(c)	USD	82	77,285
Cirsa Funding Luxembourg SA, 5.88%, 05/15/23	EUR	100	124,409
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	126,399
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	138,368
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(c)(f)	USD	413	394,415
Eldorado Resorts, Inc., 6.00%, 04/01/25		106	105,073
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	4,960,015
ESH Hospitality, Inc., 5.25%, 05/01/25(c)(f)	USD	242	236,555
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		148	152,995
5.38%, 04/15/26		70	70,525
Golden Nugget, Inc., 6.75%, 10/15/24(c)(f)		468	475,020

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC, 4.75%, 02/15/23	EUR	107	$141,765
IRB Holding Corp., 6.75%, 02/15/26(c)	USD	166	160,190
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		45	45,000
5.25%, 06/01/26(f)		406	408,030
McDonald’s Corp., 3.70%, 01/30/26(f)		750	748,581
Melco Resorts Finance Ltd., 4.88%, 06/06/25(c)(f)		245	229,019
MGM Resorts International:
5.25%, 03/31/20		84	85,890
6.75%, 10/01/20(f)		108	114,750
6.63%, 12/15/21(f)		1,390	1,487,300
7.75%, 03/15/22(f)		95	105,450
4.63%, 09/01/26		38	35,958
New Red Finance, Inc.(c)(f):
4.25%, 05/15/24		291	276,814
5.00%, 10/15/25		2,060	1,982,111
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(f)		460	462,875
Scientific Games International, Inc.:
10.00%, 12/01/22(f)		947	1,020,677
5.00%, 10/15/25(c)(f)		709	684,859
3.38%, 02/15/26	EUR	100	117,741
Six Flags Entertainment Corp., 4.88%, 07/31/24(c)(f)	USD	1,061	1,036,809
Station Casinos LLC, 5.00%, 10/01/25(c)(f)		361	345,658
Stonegate Pub Co. Financing PLC, 4.88%, 03/15/22	GBP	100	136,362
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21		1,374	1,995,478
Series M, 7.40%, 03/28/24		6,400	9,733,022
Vue International Bidco PLC, 7.88%, 07/15/20		117	163,136
Wyndham Worldwide Corp.:
4.15%, 04/01/24(f)	USD	1,128	1,120,326
5.10%, 10/01/25		33	34,147
4.50%, 04/01/27		57	56,411
Wynn Macau Ltd., 5.50%, 10/01/27(c)(f)		600	582,006
Yum! Brands, Inc., 3.88%, 11/01/23		110	105,325

			30,626,034
Household Durables — 1.1%
Algeco Scotsman Global Finance 2 PLC, 10.00%, 08/15/23(c)		200	202,000
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(c)(f)		561	572,921
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)(f)		750	763,125
CalAtlantic Group, Inc., 6.25%, 12/15/21		450	483,406
Century Communities, Inc., 6.88%, 05/15/22(f)		830	854,900
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(c)		242	259,242
Lennar Corp.:
4.50%, 11/15/19(f)		320	323,600
8.38%, 01/15/21(c)		144	159,480
4.75%, 04/01/21		42	42,567
4.13%, 01/15/22		139	138,479
5.38%, 10/01/22(c)		6	6,210
4.75%, 11/15/22		53	53,057
4.88%, 12/15/23		146	146,365
4.75%, 05/30/25(f)		410	398,725
5.25%, 06/01/26(c)		32	31,280
4.75%, 11/29/27(c)(f)		425	400,562
Mattamy Group Corp.(c):
6.88%, 12/15/23		169	173,648
6.50%, 10/01/25		208	207,480

Security		Par (000)	Value
Household Durables (continued)
MDC Holdings, Inc., 6.00%, 01/15/43	USD	216	$200,880
Meritage Homes Corp., 5.13%, 06/06/27		91	86,336
Newell Brands, Inc., 4.20%, 04/01/26(f)		1,000	981,925
PulteGroup, Inc., 6.38%, 05/15/33(f)		469	488,463
Tempur Sealy International, Inc., 5.50%, 06/15/26(f)		191	180,973
TRI Pointe Group, Inc.:
4.88%, 07/01/21		124	124,310
5.25%, 06/01/27(f)		46	43,700
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.(f):
4.38%, 06/15/19		225	225,281
5.88%, 06/15/24		226	229,107
William Lyon Homes, Inc.:
6.00%, 09/01/23(c)		66	65,927
5.88%, 01/31/25		116	112,990

			7,956,939
Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(c)		102	102,000
Diamond (BC) BV, 5.63%, 08/15/25	EUR	115	132,701
Prestige Brands, Inc., 6.38%, 03/01/24(c)	USD	68	68,340
Spectrum Brands, Inc., 6.63%, 11/15/22(f)		710	734,850

			1,037,891
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.(f):
4.88%, 05/15/23		204	205,275
6.00%, 05/15/26		352	367,840
5.13%, 09/01/27		400	406,000
Calpine Corp.:
5.38%, 01/15/23		282	270,367
5.88%, 01/15/24(c)(f)		629	632,538
5.25%, 06/01/26(c)(f)		826	790,379
Dynegy, Inc.:
7.38%, 11/01/22		43	45,311
5.88%, 06/01/23		43	43,968
8.00%, 01/15/25(c)(f)		476	515,865
8.13%, 01/30/26(c)(f)		202	221,442
Genneia SA, 8.75%, 01/20/22(c)(f)		1,061	1,139,249
NRG Energy, Inc.(f):
6.63%, 01/15/27		1,102	1,133,682
5.75%, 01/15/28(c)		237	234,630
NRG Yield Operating LLC, 5.38%, 08/15/24(f)		254	254,635
QEP Resources, Inc., 5.38%, 10/01/22(f)		474	474,000
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		214	204,370
6.63%, 06/15/25(m)		35	37,363
5.00%, 01/31/28		214	199,020

			7,175,934
Industrial Conglomerates — 0.2%
Apergy Corp., 6.38%, 05/01/26(c)(e)		119	120,785
Colfax Corp., 3.25%, 05/15/25	EUR	100	121,871
General Electric Co., 4.13%, 10/09/42(f)	USD	750	683,086
Vertiv Group Corp., 9.25%, 10/15/24(c)(f)		655	661,550

			1,587,292
Insurance — 1.1%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25(c)		212	200,382
American International Group, Inc., 4.80%, 07/10/45(f)		500	501,035
Aon PLC, 3.88%, 12/15/25(f)		1,280	1,268,159
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	100	143,650
8.63%, 07/15/23(c)(f)	USD	516	531,480

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Assicurazioni Generali SpA(i):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	$151,858
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	139,984
AssuredPartners, Inc., 7.00%, 08/15/25(c)	USD	61	60,238
Fidelity National Financial, Inc., 4.25%, 08/15/18(j)		121	345,612
Groupama SA, 6.00%, 01/23/27	EUR	100	148,233
HUB International Ltd.(c):
7.88%, 10/01/21(f)	USD	1,058	1,102,648
7.00%, 05/01/26		656	656,820
Nationwide Building Society, 4.13%, 10/18/32(c)(d)(f)		690	647,018
Radian Group, Inc., 5.25%, 06/15/20		59	60,180
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(c)(f)		700	679,308
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		72	72,000
Wayne Merger Sub LLC, 8.25%, 08/01/23(c)(f)		1,174	1,217,297

			7,925,902
Internet Software & Services — 0.3%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	120,253
2.88%, 10/01/25		100	117,258
5.88%, 01/15/26(f)	USD	554	573,390
Netflix, Inc.:
5.50%, 02/15/22		15	15,562
4.38%, 11/15/26(f)		119	111,228
3.63%, 05/15/27	EUR	100	119,998
5.88%, 11/15/28(c)	USD	503	501,742
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)(f)		202	204,777
Sabre GLBL, Inc., 5.25%, 11/15/23(c)(f)		269	271,354
Symantec Corp., 5.00%, 04/15/25(c)(f)		187	187,857
United Group BV(3 mo. Euribor + 4.38%), 4.38%, 07/01/23(a)	EUR	100	121,213
ZPG PLC, 3.75%, 07/15/23	GBP	100	133,010

			2,477,642
IT Services — 0.9%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(c)(f)	USD	482	496,460
Fidelity National Information Services, Inc., 3.00%, 08/15/26(f)		1,000	917,935
First Data Corp.(c):
7.00%, 12/01/23(f)		1,335	1,396,917
5.00%, 01/15/24		160	161,200
5.75%, 01/15/24(f)		2,998	3,035,475
Gartner, Inc., 5.13%, 04/01/25(c)(f)		207	207,456
WEX, Inc., 4.75%, 02/01/23(c)(f)		376	378,350

			6,593,793
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(c)(f)		275	267,740
6.20%, 10/01/40		80	67,800
5.45%, 11/01/41		47	37,600

			373,140
Machinery — 0.3%
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	118	141,292
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)(f)	USD	255	246,075
SPX FLOW, Inc.(c):
5.63%, 08/15/24(f)		330	334,125
5.88%, 08/15/26		153	156,060
Terex Corp., 5.63%, 02/01/25(c)(f)		419	416,905
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(f)		671	668,484

Security		Par (000)	Value
Machinery (continued)
Wabash National Corp., 5.50%, 10/01/25(c)(f)	USD	286	$278,850

			2,241,791

Media — 6.1%
67054LAB3, 7.38%, 05/01/26(c)(f)		1,721	1,667,219
Altice Financing SA(c)(f):
6.63%, 02/15/23		400	400,000
7.50%, 05/15/26		813	800,805
Altice France SA, 6.00%, 05/15/22(c)(f)		1,492	1,470,545
Altice Luxembourg SA:
7.75%, 05/15/22(c)(f)		1,199	1,145,045
6.25%, 02/15/25	EUR	100	116,745
Altice US Finance I Corp., 5.38%, 07/15/23(c)(f)	USD	1,380	1,381,725
AMC Networks, Inc.(f):
5.00%, 04/01/24		344	336,260
4.75%, 08/01/25		266	252,700
Cablevision SA, 6.50%, 06/15/21(c)(f)		637	661,684
Cablevision Systems Corp., 8.00%, 04/15/20(f)		286	303,160
CBS Radio, Inc., 7.25%, 11/01/24(c)(f)		92	93,380
CCO Holdings LLC/CCO Holdings Capital Corp.(f):
5.13%, 02/15/23		709	712,190
4.00%, 03/01/23(c)		421	406,265
5.13%, 05/01/23(c)		145	145,682
5.13%, 05/01/27(c)		2,425	2,272,152
5.00%, 02/01/28(c)		380	350,884
Cellnex Telecom SA, 2.38%, 01/16/24	EUR	100	122,637
Cequel Communications Holdings I LLC/Cequel Capital Corp.(c)(f):
5.13%, 12/15/21	USD	760	751,614
7.75%, 07/15/25		1,430	1,501,500
7.50%, 04/01/28		569	576,824
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(f)		3,000	3,215,643
Clear Channel International BV, 8.75%, 12/15/20(c)(f)		906	944,505
Clear Channel Worldwide Holdings, Inc.(f):
6.50%, 11/15/22		2,830	2,896,234
Series B, 7.63%, 03/15/20		837	839,092
Comcast Corp., 4.60%, 08/15/45(f)		1,750	1,763,258
CSC Holdings LLC(f):
10.13%, 01/15/23(c)		1,388	1,538,945
5.25%, 06/01/24		707	662,371
10.88%, 10/15/25(c)		1,603	1,879,517
Discovery Communications LLC, 4.95%, 05/15/42(f)		400	377,071
DISH DBS Corp.:
6.75%, 06/01/21(f)		239	237,805
5.88%, 07/15/22(f)		206	189,469
5.00%, 03/15/23(f)		303	262,474
5.88%, 11/15/24		268	228,135
7.75%, 07/01/26(f)		1,246	1,133,081
DISH Network Corp., 3.38%, 08/15/26(j)		258	234,140
eircom Finance DAC, 4.50%, 05/31/22	EUR	100	123,658
GTT Communications, Inc., 7.88%, 12/31/24(c)(f)	USD	266	271,985
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		113	121,193
5.25%, 08/01/26(f)		564	551,310
Intelsat Jackson Holdings SA(f):
7.25%, 10/15/20		292	285,065
5.50%, 08/01/23		606	509,040
9.75%, 07/15/25(c)		586	575,012
Interpublic Group of Cos., Inc., 4.20%, 04/15/24(f)		1,000	1,005,986
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	177	230,845

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)	USD	34	$33,278
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24(c)		101	93,930
MDC Partners, Inc., 6.50%, 05/01/24(c)(f)		404	397,435
Meredith Corp., 6.88%, 02/01/26(c)		184	186,061
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(c)(f)		282	296,100
Numericable Group SA, 5.38%, 05/15/22	EUR	116	143,234
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)	USD	172	162,110
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(c)		71	68,693
Sirius XM Radio, Inc., 5.00%, 08/01/27(c)		270	257,175
TEGNA, Inc., 5.50%, 09/15/24(c)		79	80,383
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	120,307
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)	USD	400	382,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	117,683
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)(f)	USD	286	313,170
Time Warner, Inc.(f):
4.65%, 06/01/44		111	106,313
4.85%, 07/15/45		389	380,784
Tribune Media Co., 5.88%, 07/15/22		26	26,325
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, 01/15/29	EUR	100	137,063
Univision Communications, Inc.(c):
5.13%, 05/15/23(f)	USD	556	528,200
5.13%, 02/15/25		70	64,750
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	114	142,308
Viacom, Inc., 5.85%, 09/01/43	USD	645	686,262
Videotron Ltd., 5.13%, 04/15/27(c)(f)		387	379,260
Virgin Media Finance PLC, 5.75%, 01/15/25(c)(f)		850	805,375
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	200	272,586
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		100	139,391
Virgin Media Secured Finance PLC:
4.88%, 01/15/27		130	175,745
6.25%, 03/28/29		175	254,184
Vrio Finco 1 LLC / Vrio Finco 2, Inc., 6.25%, 04/04/23(c)(f)	USD	1,663	1,675,472
Ziggo Secured Finance BV, 5.50%, 01/15/27(c)(f)		178	167,765

			44,138,192
Metals & Mining — 2.6%
Alcoa Nederland Holding BV, 7.00%, 09/30/26(c)		200	218,000
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(f)		250	252,193
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		209	217,883
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(c)		220	214,500
Constellium NV(c):
5.75%, 05/15/24		250	245,625
5.88%, 02/15/26(f)		743	731,855
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		1,769	1,746,887
4.00%, 11/14/21		276	274,620
3.55%, 03/01/22		931	898,415
3.88%, 03/15/23		1,180	1,131,325
5.40%, 11/14/34		140	129,150
5.45%, 03/15/43		1,280	1,164,800
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)(f)		571	603,119

Security		Par (000)	Value
Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)	USD	192	$212,640
Kaiser Aluminum Corp., 5.88%, 05/15/24		124	127,720
Novelis Corp.(c)(f):
6.25%, 08/15/24		1,194	1,216,387
5.88%, 09/30/26		1,131	1,122,517
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	123,882
Ovako AB, 5.00%, 10/05/22		100	123,754
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(f)	USD	400	436,473
Steel Dynamics, Inc.:
5.13%, 10/01/21(f)		970	987,266
5.25%, 04/15/23(f)		525	532,875
4.13%, 09/15/25		231	220,462
5.00%, 12/15/26		15	14,850
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(c)(f)		332	341,130
Teck Resources Ltd.:
4.50%, 01/15/21		82	82,820
3.75%, 02/01/23(f)		828	800,825
8.50%, 06/01/24(c)(f)		1,377	1,537,076
5.20%, 03/01/42(f)		615	576,562
5.40%, 02/01/43(f)		341	326,508
ThyssenKrupp AG, 1.38%, 03/03/22	EUR	75	91,685
United States Steel Corp.(f):
6.88%, 08/15/25	USD	309	315,180
6.25%, 03/15/26		383	380,128
Vale Overseas Ltd., 6.25%, 08/10/26(f)		680	749,972
VM Holdings SA, 5.38%, 05/04/27(c)(f)		857	859,142

			19,008,226
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.(f):
5.13%, 07/15/19		150	150,000
6.88%, 10/15/21		358	358,448

			508,448
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(c)(f)		257	173,475
Target Corp., 4.00%, 07/01/42(f)		300	287,958

			461,433
Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(c)		225	217,125

Oil, Gas & Consumable Fuels — 8.5%
Aker BP ASA, 5.88%, 03/31/25(c)		268	278,050
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24		139	143,865
Anadarko Petroleum Corp., 4.50%, 07/15/44(f)		500	472,934
Andeavor Logistics LP, Series A, 6.88%(d)(f)(k)		388	394,402
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		235	228,589
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		65	64,675
Antero Resources Corp.:
5.13%, 12/01/22		92	92,460
5.63%, 06/01/23		88	89,870
Apache Corp., 4.75%, 04/15/43(f)		800	798,840
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		247	265,525
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		95	97,375
California Resources Corp., 8.00%, 12/15/22(c)(f)		325	279,500
Callon Petroleum Co., 6.13%, 10/01/24(f)		287	292,740
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		30	29,625

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp. (continued):
7.63%, 01/15/22	USD	152	$149,720
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(f)		286	293,150
8.25%, 07/15/25		208	223,082
Cheniere Corpus Christi Holdings LLC(f):
7.00%, 06/30/24		478	522,817
5.88%, 03/31/25		528	544,347
5.13%, 06/30/27		575	560,625
Cheniere Energy Partners LP, 5.25%, 10/01/25(c)(f)		282	275,655
Chesapeake Energy Corp.(c):
8.00%, 01/15/25		112	108,584
8.00%, 06/15/27(f)		836	804,650
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(c)(f)		1,117	1,154,866
Citgo Holding, Inc., 10.75%, 02/15/20(c)		170	180,200
CNX Resources Corp., 5.88%, 04/15/22(f)		2,199	2,209,995
ConocoPhillips Co., 4.95%, 03/15/26(f)		700	755,193
CONSOL Energy, Inc.:
8.00%, 04/01/23		30	31,575
11.00%, 11/15/25(c)(f)		444	466,200
Continental Resources, Inc.:
3.80%, 06/01/24(f)		409	398,775
4.38%, 01/15/28(c)(f)		178	174,996
4.90%, 06/01/44		319	312,620
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)(f)		564	566,820
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		35	35,525
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(f)		1,020	1,007,250
DCP Midstream LLC(c):
4.75%, 09/30/21		160	161,800
6.45%, 11/03/36(f)		213	227,111
6.75%, 09/15/37(f)		278	301,282
DEA Finance SA, 7.50%, 10/15/22	EUR	100	130,662
Denbury Resources, Inc., 9.25%, 03/31/22(c)(f)	USD	543	566,756
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		110	112,888
Diamondback Energy, Inc.:
4.75%, 11/01/24		64	63,661
5.38%, 05/31/25(f)		248	251,100
Eclipse Resources Corp., 8.88%, 07/15/23		80	75,200
Enbridge, Inc., 6.25%, 03/01/78(d)		1,865	1,819,719
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		90	90,450
5.75%, 01/30/28		201	202,005
Energy Transfer Equity LP(f):
4.25%, 03/15/23		461	444,865
5.88%, 01/15/24		276	281,865
5.50%, 06/01/27		160	160,000
Energy Transfer LP(f):
6.13%, 12/15/45		500	511,861
5.30%, 04/15/47		350	326,691
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(j)		291	246,694
Enterprise Products Operating LLC(f):
3.75%, 02/15/25		1,250	1,239,312
5.38%, 02/15/78(d)		420	397,164
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		10	9,500
9.38%, 05/01/24(c)(f)		505	386,325
8.00%, 11/29/24(c)(f)		460	476,100
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		221	230,945
5.63%, 02/01/26(f)		385	374,528

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP/Genesis Energy Finance Corp.(f):
6.50%, 10/01/25	USD	111	$109,058
6.25%, 05/15/26		188	179,540
Geopark Ltd., 6.50%, 09/21/24(c)(f)		228	226,860
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)(f)		535	551,050
Gulfport Energy Corp.:
6.63%, 05/01/23		228	229,140
6.00%, 10/15/24		32	30,400
6.38%, 05/15/25		82	78,695
6.38%, 01/15/26		132	126,753
Halcon Resources Corp.:
6.75%, 02/15/25(c)		180	178,875
Series WI, 6.75%, 02/15/25(f)		556	555,305
Hess Corp., 4.30%, 04/01/27(f)		750	729,098
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(c)(f)		405	409,050
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		139	133,440
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)(e)		194	194,728
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(f)		2,500	2,495,025
Matador Resources Co., 6.88%, 04/15/23(f)		303	316,635
MEG Energy Corp.(c):
7.00%, 03/31/24		41	36,798
6.50%, 01/15/25(f)		627	627,125
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28(f)		382	351,440
Murphy Oil Corp.:
6.88%, 08/15/24(f)		288	304,920
5.75%, 08/15/25		24	23,940
5.88%, 12/01/42		56	50,680
Nabors Industries, Inc.:
0.75%, 01/15/24(j)		472	368,750
5.75%, 02/01/25(c)(f)		185	175,288
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(c)		88	89,100
Newfield Exploration Co.:
5.63%, 07/01/24		106	112,360
5.38%, 01/01/26		339	351,289
NGPL PipeCo LLC(c):
4.38%, 08/15/22		224	222,880
7.77%, 12/15/37(f)		635	765,175
Noble Holding International Ltd.(f):
7.75%, 01/15/24		318	298,125
7.95%, 04/01/25		61	54,595
7.88%, 02/01/26(c)		900	906,750
Oasis Petroleum, Inc.:
6.50%, 11/01/21		53	54,325
6.88%, 01/15/23		26	26,683
2.63%, 09/15/23(j)		834	982,202
6.25%, 05/01/26(c)(e)		150	150,000
Odebrecht Offshore Drilling Finance:
6.72%, 12/01/22(c)(f)	BRL	325	310,194
7.72%, 12/01/26(c)(h)		28	8,182
Paramount Resources Ltd., 6.88%, 06/30/23(c)(f)	USD	820	852,800
Parker Drilling Co., 7.50%, 08/01/20		145	137,025
Parkland Fuel Corp., 6.00%, 04/01/26(c)		118	118,000
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		79	82,555
5.38%, 01/15/25(f)		361	361,902
5.25%, 08/15/25		91	90,773
5.63%, 10/15/27		225	227,812

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25(f)	USD	252	$261,450
PDC Energy, Inc.:
6.13%, 09/15/24		42	43,050
5.75%, 05/15/26(c)		133	133,998
Petrobras Global Finance BV(f):
8.38%, 05/23/21		126	141,977
6.13%, 01/17/22		912	962,890
5.30%, 01/27/25(c)		403	396,350
8.75%, 05/23/26		637	746,086
6.00%, 01/27/28(c)		1,093	1,065,511
Petroleos Mexicanos:
5.38%, 03/13/22		47	48,659
6.50%, 03/13/27(f)		424	439,099
5.35%, 02/12/28(c)		356	338,698
QEP Resources, Inc.:
6.88%, 03/01/21		21	22,575
5.63%, 03/01/26		300	287,250
Range Resources Corp.:
5.88%, 07/01/22(f)		323	327,037
5.00%, 08/15/22(f)		91	89,408
5.00%, 03/15/23		31	29,822
4.88%, 05/15/25		372	344,332
Resolute Energy Corp., 8.50%, 05/01/20(f)		492	492,000
Rockies Express Pipeline LLC(c)(f):
5.63%, 04/15/20		875	905,896
6.88%, 04/15/40		504	582,120
Rowan Cos., Inc.:
4.88%, 06/01/22		85	78,625
4.75%, 01/15/24		75	64,313
7.38%, 06/15/25(f)		457	442,147
RSP Permian, Inc., 6.63%, 10/01/22(f)		290	302,325
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10	10,735
Sanchez Energy Corp.:
7.75%, 06/15/21(f)		1,138	1,055,495
6.13%, 01/15/23(f)		215	155,273
7.25%, 02/15/23(c)		139	140,390
SESI LLC:
7.13%, 12/15/21		100	101,750
7.75%, 09/15/24(c)(f)		247	255,645
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)(f)		500	486,250
Shell International Finance BV, 4.38%, 05/11/45(f)		450	467,508
SM Energy Co.:
6.50%, 11/15/21(f)		175	177,625
6.50%, 01/01/23		82	82,205
5.00%, 01/15/24		227	216,218
5.63%, 06/01/25(f)		456	440,040
6.75%, 09/15/26(f)		125	127,188
Southwestern Energy Co.:
6.70%, 01/23/25		154	150,920
7.50%, 04/01/26		333	342,157
7.75%, 10/01/27(f)		289	298,392
Suncor Energy, Inc., 6.50%, 06/15/38(f)		800	1,020,000
Sunoco LP/Sunoco Finance Corp.(c):
4.88%, 01/15/23(f)		496	488,297
5.88%, 03/15/28		147	142,774
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)(f):
5.50%, 09/15/24		527	534,905
5.50%, 01/15/28		321	320,197
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		16	15,960

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (continued):
5.13%, 02/01/25	USD	155	$150,350
5.88%, 04/15/26(c)(f)		402	399,065
5.00%, 01/15/28(c)(f)		424	392,200
Transportadora de Gas del Sur SA, 6.75%, 05/02/25(c)(e)		710	708,580
Whiting Petroleum Corp., 6.63%, 01/15/26(c)(f)		345	353,625
WildHorse Resource Development Corp.:
6.88%, 02/01/25		162	164,430
6.88%, 02/01/25(c)		166	168,490
Williams Cos., Inc.:
8.75%, 03/15/32		143	188,403
5.75%, 06/24/44(f)		1,162	1,211,385
Williams Partners LP, 4.50%, 11/15/23(f)		1,750	1,782,699
WPX Energy, Inc.:
6.00%, 01/15/22(f)		148	154,290
8.25%, 08/01/23		77	87,395
5.25%, 09/15/24(f)		498	501,735
YPF SA, 8.50%, 07/28/25		1,061	1,158,612

			61,075,700
Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		200	211,690

Personal Products — 0.0%
Coty, Inc., 4.00%, 04/15/23	EUR	100	122,009

Pharmaceuticals — 2.1%
AbbVie, Inc.(f):
3.20%, 05/14/26	USD	775	723,437
4.45%, 05/14/46		1,000	952,407
Actavis Funding SCS(f):
3.80%, 03/15/25		1,000	961,038
4.75%, 03/15/45		500	472,507
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		150	152,580
CVS Health Corp., 5.05%, 03/25/48(f)		1,110	1,127,645
Endo Finance LLC/Endo Finco, Inc., 5.38%, 01/15/23(c)(f)		620	448,725
Forest Laboratories LLC, 5.00%, 12/15/21(c)(f)		718	744,437
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)(f)		190	201,875
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)(f)		1,166	1,180,575
Mylan NV, 3.95%, 06/15/26(f)		650	617,560
Nidda Healthcare Holding AG, 3.50%, 09/30/24	EUR	100	118,967
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26(f)	USD	300	273,433
Synlab Bondco PLC, 6.25%, 07/01/22	EUR	145	181,733
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		100	129,044
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19(f)	USD	536	520,749
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(c)		26	26,423
6.75%, 08/15/21(c)(f)		777	781,856
5.63%, 12/01/21(c)(f)		554	535,995
6.50%, 03/15/22(c)(f)		408	423,300
7.25%, 07/15/22(c)		15	15,130
5.50%, 03/01/23(c)(f)		2,119	1,912,397
4.50%, 05/15/23	EUR	160	175,539
5.88%, 05/15/23(c)(f)	USD	686	630,263
7.00%, 03/15/24(c)(f)		566	597,130
6.13%, 04/15/25(c)(f)		389	350,866
5.50%, 11/01/25(c)(f)		677	673,615
9.25%, 04/01/26(c)		112	114,240

			15,043,466

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp., 3.38%, 10/15/26(f)	USD	250	$232,034
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)(f)		171	175,275
GEO Group, Inc.:
5.13%, 04/01/23(f)		337	332,787
5.88%, 10/15/24		273	271,635
6.00%, 04/15/26		24	23,647
Hilton Domestic Operating Co., Inc.(f):
4.25%, 09/01/24		304	292,129
5.13%, 05/01/26(c)		561	561,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		34	32,973
iStar, Inc.:
4.63%, 09/15/20		40	39,850
6.00%, 04/01/22(f)		190	190,000
5.25%, 09/15/22(f)		181	175,570
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(f):
5.63%, 05/01/24		1,848	1,884,997
4.50%, 09/01/26		575	540,500
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	163,556
Starwood Property Trust, Inc.:
5.00%, 12/15/21(f)	USD	278	281,328
4.75%, 03/15/25(c)		114	109,725
Trust F/1401, 6.95%, 01/30/44		1,738	1,768,415
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23(f)		168	186,566
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		148	149,110

			7,411,097
Real Estate Management & Development — 0.8%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	118,924
2.13%, 02/06/24		100	118,593
3.00%, 04/27/26		100	120,419
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	208	205,920
Howard Hughes Corp., 5.38%, 03/15/25(c)(f)		256	255,360
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(c)(f)		4,360	4,125,650
Realogy Group LLC/Realogy Co-Issuer Corp.(c)(f):
4.50%, 04/15/19		205	207,091
5.25%, 12/01/21		384	388,800
4.88%, 06/01/23		58	56,060
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	121,605

			5,718,422
Road & Rail — 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(c)(f)	USD	462	459,690
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(f)		500	514,305
EC Finance PLC, 2.38%, 11/15/22	EUR	100	121,247
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)	USD	241	239,795
Herc Rentals, Inc.(c):
7.50%, 06/01/22		68	72,080
7.75%, 06/01/24(f)		227	245,046
Hertz Corp., 7.63%, 06/01/22(c)(f)		478	486,962
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	121,503
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(f)	USD	4,000	4,050,000
Loxam SAS, 3.50%, 05/03/23	EUR	100	124,692
Union Pacific Corp., 4.05%, 11/15/45(f)	USD	500	491,417

Security		Par (000)	Value
Road & Rail (continued)
United Rentals North America, Inc., 4.63%, 10/15/25(f)	USD	453	$439,415

			7,366,152
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		89	97,232
Analog Devices, Inc., 3.50%, 12/05/26(f)		320	306,186
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		2,600	2,482,454
Microchip Technology, Inc., 1.63%, 02/15/25(j)		570	927,216
Micron Technology, Inc.:
5.25%, 01/15/24(c)		47	48,904
5.50%, 02/01/25		11	11,440
Microsemi Corp., 9.13%, 04/15/23(c)		22	24,255
NXP BV/NXP Funding LLC(c)(f):
4.13%, 06/15/20		760	763,800
4.13%, 06/01/21		203	203,507
4.63%, 06/15/22		410	413,075
4.63%, 06/01/23		224	225,540
ON Semiconductor Corp., 1.00%, 12/01/20(j)		594	785,485
QUALCOMM, Inc., 4.65%, 05/20/35(f)		400	396,849
Sensata Technologies BV, 5.00%, 10/01/25(c)		84	83,790

			6,769,733
Software — 2.0%
ACI Worldwide, Inc., 6.38%, 08/15/20(c)(f)		580	586,409
BMC Software Finance, Inc., 8.13%, 07/15/21(c)(f)		263	262,342
CA, Inc., 3.60%, 08/15/22(f)		660	659,870
CDK Global, Inc., 4.88%, 06/01/27(f)		350	336,000
Citrix Systems, Inc., 0.50%, 04/15/19(j)		166	238,292
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(c)(f)		725	801,125
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 08/01/22(c)		51	50,490
Infor US, Inc., 6.50%, 05/15/22(f)		2,087	2,118,305
Informatica LLC, 7.13%, 07/15/23(c)(f)		1,022	1,022,000
Microsoft Corp., 3.70%, 08/08/46(f)		1,750	1,679,057
Nuance Communications, Inc.:
5.38%, 08/15/20(c)(f)		47	47,235
6.00%, 07/01/24(f)		238	243,355
5.63%, 12/15/26		153	152,809
Oracle Corp., 4.00%, 07/15/46(f)		1,500	1,450,715
PTC, Inc., 6.00%, 05/15/24		239	250,352
RP Crown Parent LLC, 7.38%, 10/15/24(c)(f)		544	564,400
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)(f)		1,792	1,993,600
TIBCO Software, Inc., 11.38%, 12/01/21(c)(f)		929	1,011,449
Veritas US, Inc./Veritas Bermuda Ltd.(c)(f):
7.50%, 02/01/23		415	400,475
10.50%, 02/01/24		201	173,865

			14,042,145
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(f)		395	394,012
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)(f)		384	373,920
Group 1 Automotive, Inc., 5.25%, 12/15/23(c)		53	52,338
Hexion US Finance Corp., 6.63%, 04/15/20		116	108,895
JC Penney Corp., Inc.:
8.13%, 10/01/19(f)		11	11,550
6.38%, 10/15/36		29	18,125
7.40%, 04/01/37		66	43,890
L Brands, Inc.:
6.88%, 11/01/35(f)		478	449,320

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Specialty Retail (continued)
L Brands, Inc. (continued):
6.75%, 07/01/36	USD	79	$74,062
Lowe’s Cos., Inc., 4.65%, 04/15/42(f)		400	424,478
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	121,666
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	32	31,040
PVH Corp., 3.13%, 12/15/27	EUR	114	136,311
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	117,443

			2,357,050
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc., 4.65%, 02/23/46(f)	USD	1,500	1,605,064
Dell International LLC/EMC Corp.(c):
4.42%, 06/15/21		25	25,468
7.13%, 06/15/24(f)		774	824,310
6.02%, 06/15/26(f)		170	180,292
8.35%, 07/15/46(f)		100	123,130
Western Digital Corp., 4.75%, 02/15/26(f)		795	783,075

			3,541,339
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	54	69,658
Levi Strauss & Co., 3.38%, 03/15/27		100	123,628
Springs Industries, Inc., 6.25%, 06/01/21	USD	59	59,811

			253,097
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	141,387
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c)(f):
5.25%, 03/15/22	USD	36	36,000
5.25%, 10/01/25		338	321,945

			499,332
Tobacco — 0.3%
Altria Group, Inc., 4.50%, 05/02/43(f)		750	729,606
Philip Morris International, Inc., 4.38%, 11/15/41(f)		900	881,627
Reynolds American, Inc., 5.85%, 08/15/45(f)		715	804,458

			2,415,691
Trading Companies & Distributors — 0.0%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 05/30/21(c)(f)		223	226,418

Transportation — 0.0%
JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)		121	123,118

Transportation Infrastructure — 0.4%
CEVA Group PLC, 7.00%, 03/01/21(c)(f)		510	512,550
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26(c)(f)		390	365,981
Rumo Luxembourg Sarl, 7.38%, 02/09/24(c)(f)		1,061	1,126,251
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(f)		520	514,452
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	100	128,066

			2,647,300
Utilities — 0.6%
AES Argentina Generacion SA, 7.75%, 02/02/24(c)(f)	USD	1,061	1,103,981
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	100	124,383
Emera US Finance LP, 4.75%, 06/15/46(f)	USD	200	199,315
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)(f)		1,061	1,153,837
Inkia Energy Ltd., 5.88%, 11/09/27(c)(f)		455	434,525
Stoneway Capital Corp., 10.00%, 03/01/27(c)(f)		1,061	1,130,273

			4,146,314

Security		Par (000)	Value
Wireless Telecommunication Services — 2.3%
CoreCivic, Inc., 4.75%, 10/15/27	USD	200	$187,000
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24(f)		604	605,510
5.38%, 03/15/27		59	59,000
Digicel Group Ltd., 8.25%, 09/30/20(c)(f)		343	306,556
Digicel Ltd., 6.00%, 04/15/21(c)(f)		5,000	4,756,250
Frontier Communications Corp., 8.50%, 04/01/26(c)(f)		399	388,028
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	119,462
Matterhorn Telecom SA:
(3 mo. Euribor + 3.25%), 3.25%, 02/01/23(a)		14	16,313
4.00%, 11/15/27		100	115,005
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)(f)	USD	256	237,440
SBA Communications Corp.(f):
4.00%, 10/01/22(c)		475	452,438
4.88%, 09/01/24		309	297,026
Sprint Capital Corp.:
6.90%, 05/01/19		155	159,650
8.75%, 03/15/32(f)		1,117	1,279,663
Sprint Communications, Inc., 7.00%, 03/01/20(c)(f)		1,302	1,370,355
Sprint Corp.(f):
7.88%, 09/15/23		704	755,040
7.13%, 06/15/24		1,609	1,667,326
7.63%, 02/15/25		1,201	1,264,052
7.63%, 03/01/26		545	574,294
T-Mobile USA, Inc.:
4.00%, 04/15/22(f)		234	234,000
6.38%, 03/01/25		220	231,000
4.50%, 02/01/26(f)		556	535,150
4.75%, 02/01/28(f)		601	578,342
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23(f)		533	510,347

			16,699,247

Total Corporate Bonds — 67.9% (Cost — $488,868,270)			488,858,178

Floating Rate Loan Interests(a) — 14.5%

Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 08/18/24		579	582,628
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 9.00% 1.00% Floor), 11.36%, 04/28/22		73	73,791
WP CPP Holdings LLC, 2018 Term Loan, 04/24/25(b)(n)		62	62,155

			718,574
Air Freight & Logistics — 0.0%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(b)		53	52,720
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		54	53,423
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		9	8,583
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.86%, 03/19/21		75	75,006
XPO Logistics, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 3.92%, 02/24/25		158	158,651

			348,383

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Auto Components — 0.0%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 05/16/24	USD	215	$216,198

Auto Parts — 0.0%
Mavis Tire Express Services Corp.(b):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 03/20/25		131	130,913
2018 Delayed Draw Term Loan, (1 mo. LIBOR + 3.25%), 1.12%, 03/20/25		21	627

			131,540
Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.61%, 11/01/24		117	116,659

Building Products — 0.1%
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.09%, 04/12/25		751	757,571

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.30%, 01/31/24		141	141,851
Axalta Coating Systems US Holdings, Inc., Term Loan, 1.00%, 06/01/24		227	228,299
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 06/28/24		61	61,278
Invictus US LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.90%, 01/24/25		126	126,471
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.65%, 01/23/26		68	68,510
PQ Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 02/08/25		91	91,635
WR Grace & Co.(n):
Term Loan B1, 04/03/25		107	107,605
Term Loan B2, 04/03/25		183	184,466

			1,010,115
Commercial Services & Supplies — 0.1%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.90%, 08/04/25		85	87,295
DG Investment Intermediate Holdings 2, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 02/03/25(b)		64	64,182
West Corp.:
2017 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.90%, 10/10/24		588	592,392
2018 Term Loan B1, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 10/10/24		86	86,040

			829,909
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.61%, 06/21/24		1,789	1,805,869
Pike Corp., 2018 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.41%, 03/23/25		153	154,725

			1,960,594
Construction Materials — 0.0%
Filtration Group Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.30%, 03/29/25		67	67,600

Diversified Consumer Services — 0.1%
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 07/12/24		72	71,864

Security		Par (000)	Value
Diversified Consumer Services (continued)
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 03/31/25(b)	USD	129	$129,645
Laureate Education, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 04/26/24		253	254,602

			456,111
Diversified Financial Services — 8.4%
Aviron Capital LLC(b):
2017 Term Loan, (3 mo. LIBOR + 5.00%), 2.50%, 07/17/20		63,318	50,812,704
Term Loan, (3 mo. LIBOR + 15.00%), 15.00%, 07/17/20		8,736	8,736,486
EG Finco Ltd., 2018 Term Loan, 06/30/25(n)		372	371,814
Lone Star LSPT Future Funding, Mezzanine Term Loan, (1 mo. LIBOR + 4.35%), 6.25%, 09/09/20(b)		651	650,811

			60,571,815
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 01/31/25		907	892,746
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 11/15/24		68	68,292

			961,038
Electrical Equipment — 0.1%
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 5.05%, 04/01/24		273	274,108
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 4.31%, 05/31/23		185	185,694

			459,802
Energy Equipment & Services — 0.2%
Gavilan Resources LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.90%, 03/01/24		323	321,385
GrafTech Finance, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 02/12/25(b)		202	202,758
Pioneer Energy Services Corp., Term Loan, (3 mo. LIBOR + 7.75% 1.00% Floor), 9.65%, 11/08/22(b)		704	730,400
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 4.21%, 07/13/20		255	251,589

			1,506,132
Food Products — 0.1%
Chobani LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.40%, 10/10/23		70	70,554
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.68%, 10/30/22		319	318,728
Sigma Bidco BV, 2018 Term Loan B, 02/23/25(n)		162	162,365

			551,647
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.36%, 06/08/20		929	932,489
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00% 1.00% Floor), 7.30%, 06/15/21		854	872,046
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.65%, 06/30/21		39	39,636

			1,844,171
Health Care Providers & Services — 0.1%
HCA, Inc., 2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.90%, 03/13/25		171	172,734

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Quorum Health Corporation, Term Loan B, (3 mo. LIBOR + 6.75% 1.00% Floor), 8.65%, 04/29/22	USD	160	$163,437
Team Health Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 02/06/24(b)		446	431,011

			767,182
Health Care Technology — 0.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 03/01/24		588	590,721
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.30%, 03/07/24		36	36,115

			626,836
Hotels, Restaurants & Leisure — 1.0%
Bronco Midstream Funding LLC, Term Loan B, 08/15/20(b)(n)		127	128,270
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.65%, 12/22/24		495	498,678
GVC Holdings PLC, 2018 Term Loan, 03/15/24(n)		173	173,144
Hilton Ft. Lauderdale, Mezzanine Term Loan 5, (1 mo. LIBOR + 6.00%), 7.90%, 08/04/19(b)		6,500	6,435,000
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.19%, 02/05/25		101	102,074

			7,337,166
Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.89%, 11/30/23		361	360,331
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 7.07%, 11/28/21		201	203,829

			564,160
Insurance — 0.3%
Alliant Holdings I, Inc., 2015 Term Loan B, 08/12/22(n)		61	61,327
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, 10/22/24(n)		60	60,342
Genworth Financial, Inc., Term Loan, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.40%, 02/22/23(b)		147	149,389
Hub International Ltd., 2018 Term Loan B, 04/18/25(n)		686	689,999
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.65%, 03/01/21		853	858,881
2nd Lien Term Loan, 02/28/22(n)		161	162,207

			1,982,145
Internet Software & Services — 0.1%
GTT Communications, Inc., 2018 Term Loan B, 1.00%, 04/26/25		283	280,524
TierPoint LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.65%, 05/06/24		174	168,019

			448,543
IT Services — 0.1%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.65%, 02/27/25		69	69,479
2018 2nd Lien Delayed Draw Term loan, (1 mo. LIBOR + 7.77%), 9.65%, 02/27/26		4	3,013
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.65%, 02/27/26		24	23,711

Security		Par (000)	Value
IT Services (continued)
Access CIG LLC (continued):
2018 Delayed Draw Term Loan, (1 mo. LIBOR + 7.75%), 2.34%, 02/27/25	USD	14	$5,227
Peak 10 Holding Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.80%, 08/01/24		177	176,800
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.02%, 08/01/25		75	75,338
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.15%, 06/30/23		118	118,403

			471,971
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 08/30/24		101	101,998

Machinery — 0.2%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.40%, 08/05/24		66	66,040
Titan Acquisition Ltd., 2018 Term Loan B, (2 mo. LIBOR + 3.00%), 5.06%, 03/28/25		1,099	1,099,747

			1,165,787
Media — 0.8%
Charter Communications Operating LLC, 2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.41%, 03/31/23		1,583	1,582,171
CSC Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.40%, 01/25/26		169	169,000
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.71%, 11/27/23		107	107,736
2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.46%, 01/02/24		268	277,380
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,903	1,935,249
PSAV Holdings LLC:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.20%, 03/01/25		151	151,142
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.26%, 09/01/25		122	121,390
SBA Senior Finance II LLC, 2018 Term Loan B, 04/11/25(n)		255	255,965
Stars Group Holdings BV (The), 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.32%, 04/06/25		900	902,889
Unitymedia Finance LLC, USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.15%, 01/15/26		200	199,590
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.40%, 01/15/26		25	24,582

			5,727,094
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.14%, 10/25/20		325	285,963

Oil & Gas Equipment & Services — 0.2%
McDermott Technology Americas, Inc, 2018 1st Lien Term Loan, 03/27/25(n)		1,738	1,724,426

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.65%, 12/31/22		826	842,776
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 9.44%, 08/23/21		1,678	1,774,005
CONSOL Energy, Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.99%, 10/26/22		360	369,468

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.90%, 02/17/25(b)	USD	193	$192,759
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 10/30/24(b)		132	131,835
Vine Oil & Gas LP, Term Loan B, (3 mo. LIBOR + 6.87% 1.00% Floor), 8.78%, 12/12/21		315	315,787

			3,626,630
Personal Products — 0.1%
Coty Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 2.25%), 4.13%, 04/05/25		367	366,541

Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 03/07/25(n)		639	641,396
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.19%, 04/29/24		652	648,352

			1,289,748
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.19%, 01/18/24		85	85,805

Real Estate Investment Trusts (REITs) — 0.0%
Wyndham Hotels & Resorts, Inc., Term Loan B, 03/28/25(n)		263	264,941

Software — 0.6%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.55%, 09/19/24		36	35,851
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 9.30%, 09/19/25		34	35,054
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.15%, 09/10/22		544	545,667
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.91%, 04/27/24		132	132,972
2017 2nd Lien Term Loan, (3 mo. LIBOR + 6.75% 1.00% Floor), 8.65%, 04/27/25		40	40,480
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.61%, 05/28/24		532	530,327
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 10.02%, 11/01/24		624	645,129
McAfee LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.40%, 09/30/24		322	326,358
Mitchell International, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.15%, 11/29/24		160	159,958
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.15%, 11/20/25		168	168,168
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 04/16/25(n)		331	333,267
SS&C Technologies, Inc., 2018 Term Loan B3, 04/16/25(n)		895	900,747
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.90%, 05/01/24		155	156,018

			4,009,996
Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		144	144,239

Security		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 7.31%, 08/12/22	USD	308	$308,664

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.13%, 01/02/25		153	153,820

Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.90%, 06/15/23(b)		55	55,825

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.99%, 11/28/24		93	93,406

Wireless Telecommunication Services — 0.1%
Xplornet Communications, Inc., Term Loan B, 09/09/21(n)		345	346,429

Total Floating Rate Loan Interests — 14.5% (Cost — $116,575,209)			104,457,174

Foreign Agency Obligations — 8.6%

Argentine Republic Government International Bond(f):
6.88%, 04/22/21		834	875,283
5.63%, 01/26/22		1,177	1,187,005
7.50%, 04/22/26		3,437	3,601,976
6.88%, 01/26/27		2,768	2,756,956
5.88%, 01/11/28		445	407,620
7.63%, 04/22/46		2,767	2,677,072
Bahrain Government International Bond, 6.75%, 09/20/29(c)		582	536,371
Brazil Letras do Tesouro Nacional(l):
0.00%, 07/01/18	BRL	2,000	565,078
0.00%, 01/01/19		11,024	3,022,606
CBB International Sukuk Co. SPC, 6.88%, 10/05/25(c)	USD	254	253,492
Colombia Government International Bond, 4.38%, 07/12/21(f)		600	615,000
Cyprus Government International Bond, 4.63%, 02/03/20(c)	EUR	2,950	3,801,814
Egypt Government International Bond:
5.75%, 04/29/20	USD	2,919	2,992,454
5.58%, 02/21/23(c)		400	401,400
Iceland Government International Bond, 5.88%, 05/11/22		3,415	3,792,367
Indonesia Government International Bond:
3.75%, 04/25/22		1,104	1,100,291
4.75%, 01/08/26		1,624	1,674,729
Indonesia Treasury Bond:
7.88%, 04/15/19	IDR	35,807,000	2,639,359
11.00%, 11/15/20		15,586,000	1,240,153
8.38%, 09/15/26		17,965,000	1,396,525
Lebanon Government International Bond, 6.85%, 03/23/27	USD	1,203	1,093,984
Mexican Bonos:
8.00%, 06/11/20	MXN	8,800	476,974
7.50%, 06/03/27		14,500	775,696
Portugal Government International Bond, 5.13%, 10/15/24(c)	USD	3,680	3,897,451
Republic of South Africa Government International Bond(f):
5.50%, 03/09/20		796	823,729
5.88%, 05/30/22		3,390	3,612,506
4.88%, 04/14/26		843	827,964

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Agency Obligations (continued)
Russian Federal Bond — OFZ:
6.40%, 05/27/20	RUB	71,132	$1,126,884
7.05%, 01/19/28		146,800	2,317,189
Russian Foreign Bond — Eurobond:
4.25%, 06/23/27	USD	400	390,377
5.63%, 04/04/42		400	419,200
Saudi Government International Bond, 4.50%, 04/17/30(c)		207	204,185
Turkey Government Bond:
8.50%, 07/10/19	TRY	1,444	335,663
11.00%, 03/02/22		3,231	743,700
Turkey Government International Bond:
10.50%, 01/15/20		3,035	711,287
7.00%, 06/05/20(f)	USD	1,921	2,028,584
5.63%, 03/30/21(f)		1,514	1,561,376
5.13%, 03/25/22(f)		2,418	2,444,719
6.25%, 09/26/22(f)		1,845	1,939,578
7.38%, 02/05/25(f)		602	659,751

Total Foreign Agency Obligations — 8.6% (Cost — $63,226,586)			61,928,348

Non-Agency Mortgage-Backed Securities — 20.5%

Collateralized Mortgage Obligations — 17.4%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 2.30%, 11/25/46(a)		5,721	3,164,162
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 2.14%, 03/25/36(a)		10,029	9,536,517
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 2.55%, 07/25/37(a)		4,243	2,417,012
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		2,343	1,731,778
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(c)(d)		9,884	9,675,066
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 3.61%, 11/25/36(d)		5,400	5,099,029
Countrywide Alternative Loan Trust:
Series 2005-61, Class 2A1, (1 mo. LIBOR US + 0.28%), 2.18%, 12/25/35(a)		3,019	2,877,619
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 2.35%, 05/25/35(a)		3,306	2,967,663
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 2.30%, 12/25/36(a)		2,503	784,373
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		2,597	1,884,347
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.32%, 11/20/46(a)		6,226	4,250,787
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,877	1,341,500
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 2.23%, 11/25/46(a)(b)		9,391	7,882,491
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 2.09%, 10/25/46(a)		6,250	5,950,400
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 2.02%, 12/25/46(a)		3,817	3,627,711
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 2.11%, 07/25/46(a)		7,394	6,710,719
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 2.09%, 07/25/46(a)		2,828	2,635,690
Series 2007-12T1, Class A22, 5.75%, 06/25/37		5,385	4,192,205
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,613	2,085,429
Series 2007-22, Class 2A16, 6.50%, 09/25/37		9,282	6,580,889
Series 2007-23CB, Class A1, 6.00%, 09/25/37		7,042	5,955,755

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust (continued):
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 2.25%, 04/25/37(a)	USD	4,020	$3,210,873
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 2.22%, 03/25/47(a)		4,513	3,709,784
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 2.10%, 04/25/46(a)		8,285	7,549,506
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 2.69%, 05/26/37(b)(c)		11,865	9,669,913
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(d)		8,332	3,436,492
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 2.50%, 08/25/36(a)		6,902	2,123,281
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 2.15%, 05/25/47(a)		4,497	4,281,303

			125,332,294
Commercial Mortgage-Backed Securities — 3.1%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, (1 mo. LIBOR + 5.69%), 7.59%, 09/15/18(a)(c)		7,500	7,499,925
Commercial Mortgage Pass-Through Certificates(a)(c):
Series 2014-FL5, Class HFL1, (1 mo. LIBOR + 3.25%), 5.15%, 07/15/31(b)		6,057	5,908,010
Series 2014-FL5, Class HFL2, (1 mo. LIBOR + 4.15%), 6.05%, 07/15/31(b)		2,960	2,961,850
Series 2014-PAT, Class E, (1 mo. LIBOR + 3.15%), 5.05%, 08/13/27		1,000	1,010,875
Series 2014-PAT, Class F, (1 mo. LIBOR + 2.44%), 4.34%, 08/13/27		3,000	2,988,666
Series 2014-PAT, Class G, (1 mo. LIBOR + 1.59%), 3.49%, 08/13/27		1,040	1,025,463
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 07/15/37		681	680,017

			22,074,806

Total Non-Agency Mortgage-Backed Securities — 20.5% (Cost — $143,608,240)			147,407,100

Preferred Securities

Capital Trusts — 12.4%
Auto Components — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(d)(f)(k)		412	406,232

Banks — 4.4%
ABN AMRO Bank NV, 5.75%(i)(k)		200	263,257
Banco Bilbao Vizcaya Argentaria SA :
6.13%(d)(f)(k)		2,000	1,933,100
8.88%(i)(k)		200	283,571
Banco Santander SA, 6.25%(i)(k)		100	125,138
BNP Paribas SA, 7.20%(c)(f)(i)(k)		4,000	4,390,000
Capital One Financial Corp., Series E, 5.55%(f)(i)(k)		3,500	3,605,000
CIT Group, Inc., Series A, 5.80%(f)(i)(k)		282	280,590
Citigroup, Inc.(f)(i)(k):
5.90%		2,250	2,299,219
Series P, 5.95%		3,700	3,746,250
Series R, 6.13%		1,170	1,222,650
Cooperatieve Rabobank UA, 6.63%(i)(k)		200	275,642
Fifth Third Bancorp, Series J, 4.90%(f)(i)(k)		3,000	3,015,000

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.00%(a)(k)	USD	100	$86,999
Intesa Sanpaolo SpA, 7.00%(i)(k)		234	309,944
Wells Fargo & Co., Series S, 5.90%(f)(i)(k)		8,905	9,060,837
Wells Fargo & Co., Series U, 5.88%(f)(i)(k)		930	962,550

			31,859,747
Capital Markets — 1.2%
Goldman Sachs Group, Inc., Series P, 5.00%(d)(f)(k)		1,400	1,344,896
Morgan Stanley, Series H, 5.45%(f)(i)(k)		5,007	5,088,364
State Street Corp., Series F, 5.25%(f)(i)(k)		1,875	1,926,562
UBS Group AG, 5.75%(i)(k)		200	270,307

			8,630,129
Chemicals — 0.0%
Solvay Finance SA, 5.12%(i)(k)		100	134,436

Diversified Financial Services — 4.7%
ATF Netherlands BV, 3.75%(i)(k)		100	125,026
Banco Santander SA, 6.75%(i)(k)		200	273,823
Bank of America Corp.(f)(i)(k):
Series AA, 6.10%		3,360	3,481,800
Series U, 5.20%		1,750	1,736,875
Series V, 5.13%		705	713,883
Series X, 6.25%		6,175	6,437,437
Bank of New York Mellon Corp., Series D, 4.50%(f)(i)(k)		6,067	5,839,488
Barclays PLC, 7.25%(i)(k)		200	298,040
Credit Agricole SA, 6.50%(i)(k)		100	135,913
HBOS Capital Funding LP, 6.85%(k)		200	202,540
HSBC Holdings PLC:
6.00%(f)(i)(k)		695	686,452
6.50%(d)(f)(k)		655	664,897
JPMorgan Chase & Co.:
Series Q, 5.15%(f)(i)(k)		5,500	5,445,000
Series V, 5.00%(f)(i)(k)		3,830	3,883,620
Series X, 6.10%(i)(k)		269	278,751
Royal Bank of Scotland Group PLC, 8.63%(i)(k)		200	219,000
Societe Generale SA, 6.75%(c)(d)(f)(k)		3,000	2,977,500
UBS Group Funding Switzerland AG, 5.00%(d)(k)		200	183,250

			33,583,295
Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 6.13%(i)(k)		100	123,345
Telefonica Europe BV(i)(k):
3.75%		100	126,750
4.20%		300	381,354

			631,449
Electric Utilities — 1.1%
Electricite de France SA, 5.25%(c)(f)(i)(k)		7,500	7,519,950
Enel SpA(i):
6.50%		102	128,478
7.75%		100	155,567
Gas Natural Fenosa Finance BV, 4.13%(i)(k)		100	129,805

			7,933,800
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%		100	126,816

Industrial Conglomerates — 0.4%
General Electric Co., Series D, 5.00%(f)(i)(k)		3,000	2,970,000

Insurance — 0.4%
Allstate Corp., 5.75%(f)(i)		2,000	2,065,000
Voya Financial, Inc., 5.65%(f)(i)		1,090	1,110,710

			3,175,710

Total Capital Trusts — 12.4% (Cost — $87,773,708)			89,451,614

Security		Shares	Value
Preferred Stocks — 4.3%

Banks — 0.3%
Citigroup, Inc., Series K, 6.88%(i)(k)		74,999	$2,064,000

Capital Markets — 2.1%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(k)		395,016	10,151,937
Morgan Stanley(i)(k):
Series F, 6.88%		100,000	2,750,000
Series K, 5.85%		60,125	1,542,206
SCE Trust III, Series H, 5.75%(i)(k)		23,730	627,658

			15,071,801
Machinery — 0.1%
Stanley Black & Decker, Inc., 5.38%(j)(k)		4,170	448,275

Real Estate Investment Trusts (REITs) — 1.8%
Firstar Realty LLC, 8.88%(c)(k)		9,999	11,800,000
SunTrust Real Estate Investment Corp., 9.00%(b)(c)(k)		15	1,684,381

			13,484,381

Total Preferred Stocks — 4.3% (Cost — $31,860,863)			31,068,457

Total Preferred Securities— 16.7% (Cost — $119,634,571)			120,520,071

		Par (000)
U.S. Government Sponsored Agency Securities — 8.5%

Collateralized Mortgage Obligations — 3.0%
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.25%), 6.15%, 04/25/29(a)	USD	546	620,870
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44(f)		5,039	5,004,688
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.40%, 03/25/30(d)		12,000	12,446,255
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 5.35%, 10/25/29(a)		3,000	3,285,853

			21,357,666
Mortgage-Backed Securities — 5.5%
Fannie Mae Mortgage-Backed Securities(f):
4.00%, 11/01/47 — 04/01/56		21,562	22,123,621
4.50%, 7/01/55		16,594	17,449,952

			39,573,573

Total U.S. Government Sponsored Agency Securities — 8.5% (Cost — $61,887,295)			60,931,239

		Shares
Warrants — 0.0%

Diversified Financial Services — 0.0%
Aviron Capital LLC (Expires 10/20/18)(b)(o)		10	—

Total Long-Term Investments — 165.2% (Cost — $1,188,663,686)			1,189,193,316

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.56%,(p)(q)	8,306,972	$8,306,972

Total Short-Term Securities — 1.2% (Cost — $8,306,972)		8,306,972

Total Investments — 166.4% (Cost — $1,196,970,658)		1,197,500,288
Liabilities in Excess of Other Assets — (66.4)%		(477,902,679)

Net Assets — 100.0%		$719,597,609

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Amount is less than $500.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Convertible security.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(p)	Annualized 7-day yield as of period end.

(q)	During the period ended April 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	347,225	7,959,747	8,306,972	$8,306,972	$32,205	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.09%	04/19/17	Open	$638,550	$649,394	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	04/19/17	Open	329,875	335,477	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	04/19/17	Open	229,375	233,270	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	05/12/17	Open	197,980	201,843	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	05/19/17	Open	219,730	223,945	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	05/31/17	Open	951,000	968,884	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	05/31/17	Open	876,000	892,474	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	05/31/17	Open	988,000	1,006,580	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	05/31/17	Open	1,400,000	1,426,328	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.11	06/15/17	Open	7,862,000	7,981,625	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	06/15/17	Open	78,000	79,420	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.25	06/19/17	Open	2,742,000	2,786,957	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.25	06/19/17	Open	3,209,000	3,261,614	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	947,500	961,709	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,015,000	1,030,221	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	970,000	984,546	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	746,250	757,441	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	357,000	362,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	428,000	434,418	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,451,250	1,473,013	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	909,375	923,012	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	608,750	617,879	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.09%	06/19/17	Open	$1,526,250	$1,549,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	450,000	456,748	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	522,500	530,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	510,000	517,949	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	585,000	593,773	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,000,000	1,014,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	710,625	721,281	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	288,000	292,408	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,492,500	1,514,881	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	469,125	476,160	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	995,000	1,009,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	724,625	735,491	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	526,250	534,142	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	733,125	744,119	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	487,500	494,810	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,045,000	1,060,671	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	480,000	487,198	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	751,875	763,150	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	783,750	795,503	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,077,500	1,093,658	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	927,500	941,409	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	740,625	751,731	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	538,750	546,829	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	980,000	994,696	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	254,375	258,190	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	365,250	370,727	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	893,250	906,645	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	411,000	417,163	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,240,625	1,259,229	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,234,375	1,252,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	749,000	760,232	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/19/17	Open	1,052,500	1,068,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/19/17	Open	136,915	139,392	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/19/17	Open	390,000	397,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	06/21/17	Open	522,600	530,391	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/21/17	Open	226,013	230,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/21/17	Open	430,530	438,296	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/21/17	Open	354,650	361,047	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/21/17	Open	247,950	252,422	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/21/17	Open	3,330,000	3,390,065	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/22/17	Open	190,035	193,375	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/22/17	Open	356,150	362,410	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	06/27/17	Open	872,099	884,069	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	06/27/17	Open	2,389,996	2,432,885	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.45	06/27/17	Open	221,925	225,790	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	441,613	449,280	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	976,000	992,946	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	724,625	737,207	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	442,313	449,992	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	599,950	610,367	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	638,400	649,485	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	391,425	398,221	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	06/29/17	Open	384,580	391,257	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.25	07/05/17	Open	282,907	287,339	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/10/17	Open	171,615	174,543	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/10/17	Open	933,638	949,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/13/17	Open	258,635	262,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/14/17	Open	235,300	239,264	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/17/17	Open	328,440	334,033	Corporate Bonds	Open/Demand

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	2.50%	07/17/17	Open	$405,075	$411,973	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/17/17	Open	819,533	833,487	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/17/17	Open	608,295	618,653	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	07/17/17	Open	388,000	394,452	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	07/17/17	Open	197,000	200,276	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	07/17/17	Open	192,000	195,193	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	1,494,800	1,515,367	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	1,260,800	1,278,148	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	404,000	409,559	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	309,225	313,480	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	675,500	684,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	07/17/17	Open	200,000	202,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	215,978	219,569	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	316,965	322,236	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	321,100	326,440	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	287,120	291,895	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	468,720	476,514	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	301,950	306,971	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	292,410	297,273	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	259,625	263,942	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	338,938	344,574	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	496,770	505,031	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	264,060	268,451	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	218,025	221,651	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	412,800	419,665	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	215,618	219,203	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	236,550	240,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	228,850	232,656	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	176,985	179,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	191,100	194,278	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	174,945	177,854	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	194,350	197,582	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	182,115	185,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	188,600	191,736	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	183,700	186,755	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	179,850	182,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	187,550	190,669	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	186,635	189,739	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	173,000	175,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	365,625	371,705	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/17/17	Open	2,346,500	2,391,463	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/25/17	Open	184,800	187,783	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/25/17	Open	231,295	235,028	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	07/27/17	Open	859,000	872,819	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/27/17	Open	200,353	203,587	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/28/17	Open	233,280	236,982	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	07/28/17	Open	525,140	533,474	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/04/17	Open	1,448,100	1,470,612	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	08/08/17	Open	162,000	164,510	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/11/17	Open	168,008	170,556	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/15/17	Open	557,603	565,969	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/18/17	Open	219,765	223,003	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/23/17	Open	102,555	104,049	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/23/17	Open	342,585	347,577	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/24/17	Open	287,280	291,481	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/24/17	Open	332,290	337,078	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/28/17	Open	141,930	143,975	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	08/31/17	Open	1,984,073	2,012,337	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	09/05/17	Open	452,000	458,317	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.45%	09/12/17	Open	$710,145	$719,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	952,560	965,511	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	507,000	513,893	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	174,930	177,308	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	289,325	293,259	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	791,520	802,281	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/12/17	Open	354,780	359,604	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	09/15/17	Open	137,544	139,369	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	09/19/17	Open	177,225	179,170	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	09/19/17	Open	120,750	122,075	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/17	Open	102,060	103,410	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/17	Open	445,200	451,084	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/17	Open	373,065	377,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/17	Open	146,468	148,403	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	09/20/17	Open	664,000	672,704	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/20/17	Open	337,080	341,517	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	09/27/17	Open	335,498	339,850	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/27/17	Open	840,745	851,447	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/28/17	Open	735,300	744,620	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/02/17	Open	589,000	596,370	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/02/17	Open	1,420,000	1,437,768	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/02/17	Open	514,476	520,885	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	10/03/17	Open	625,118	632,146	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	10/03/17	Open	625,056	632,991	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	10/03/17	Open	624,750	632,681	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/03/17	Open	520,000	526,450	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/03/17	Open	884,000	894,965	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/03/17	Open	647,000	655,025	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/03/17	Open	1,396,000	1,413,316	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/03/17	Open	370,000	374,590	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	10/04/17	Open	294,000	297,305	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	10/04/17	Open	386,000	390,340	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	10/04/17	Open	456,000	461,259	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/04/17	Open	407,000	412,026	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/04/17	Open	1,512,000	1,530,673	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.09	10/04/17	Open	103,785	104,887	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	141,075	142,825	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	150,360	152,225	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	109,525	110,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	124,740	126,287	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	239,605	242,577	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	376,800	381,474	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	145,800	147,609	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	263,160	266,424	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	284,400	287,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	125,625	127,183	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	193,200	195,596	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	233,250	236,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/04/17	Open	301,840	305,584	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	10/06/17	Open	811,175	819,337	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	10/06/17	Open	2,011,000	2,033,590	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	10/06/17	Open	521,544	527,991	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	10/06/17	Open	511,989	518,318	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/06/17	Open	71,000	71,854	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/06/17	Open	488,000	493,895	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/06/17	Open	184,000	186,223	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/06/17	Open	388,000	392,687	Corporate Bonds	Open/Demand

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.45%	10/06/17	Open	$919,000	$930,101	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/13/17	Open	248,460	251,380	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/13/17	Open	177,160	179,242	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/13/17	Open	222,180	224,792	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/13/17	Open	29,970	30,322	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	10/16/17	Open	1,271,000	1,285,871	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/16/17	Open	88,825	89,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/20/17	Open	204,300	206,657	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	10/23/17	Open	648,600	654,745	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/23/17	Open	495,510	501,146	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/23/17	Open	592,775	599,518	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/23/17	Open	384,750	389,127	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/23/17	Open	515,225	521,086	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	10/25/17	Open	216,790	219,221	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05	10/26/17	Open	824,038	831,565	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	10/27/17	Open	1,059,754	1,067,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	10/27/17	Open	997,340	1,005,265	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	10/27/17	Open	447,476	451,558	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	10/31/17	Open	1,305,940	1,318,189	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	10/31/17	Open	299,665	302,626	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	10/31/17	Open	515,790	520,887	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.25	11/01/17	Open	45,313	45,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	11/02/17	Open	1,010,000	1,020,134	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/02/17	Open	1,225,000	1,238,204	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/02/17	Open	330,000	333,557	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/03/17	Open	295,000	298,132	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/03/17	Open	424,200	428,704	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/03/17	Open	265,980	268,804	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/07/17	Open	19,938	20,147	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	11/08/17	Open	442,654	447,388	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/08/17	Open	310,000	313,241	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/08/17	Open	447,000	451,673	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/08/17	Open	717,000	724,496	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/08/17	Open	204,800	206,941	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/08/17	Open	684,140	691,292	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/10/17	Open	118,333	119,544	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/10/17	Open	232,073	234,448	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/10/17	Open	600,655	606,804	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/10/17	Open	760,808	768,596	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/14/17	Open	264,000	266,674	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/14/17	Open	103,505	104,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/14/17	Open	327,200	330,514	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/15/17	Open	216,480	218,661	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	11/17/17	Open	513,300	513,300	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95	11/17/17	Open	763,125	774,188	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/17/17	Open	114,915	116,048	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/21/17	Open	170,100	171,758	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/22/17	Open	412,913	416,571	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/22/17	Open	486,938	491,252	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/22/17	Open	1,709,138	1,724,282	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	11/22/17	Open	432,435	436,459	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	11/22/17	Open	1,530,000	1,545,258	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	2.09	11/28/17	Open	955,000	962,488	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	11/28/17	Open	467,280	471,659	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	11/30/17	Open	281,000	283,603	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/04/17	Open	688,000	694,224	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.45	12/04/17	Open	215,050	216,995	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/05/17	Open	521,000	525,685	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/05/17	Open	725,000	731,519	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/05/17	Open	788,000	795,085	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.45%	12/05/17	Open	$168,150	$169,662	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/06/17	Open	411,045	414,123	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/06/17	Open	265,870	267,860	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	343,293	346,361	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	308,830	311,590	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	190,900	192,606	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	249,400	251,629	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	343,000	346,066	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	282,900	285,428	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	345,265	348,351	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	172,043	173,580	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	230,510	232,570	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/06/17	Open	412,913	416,603	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	12/07/17	Open	231,000	232,867	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/08/17	Open	105,915	106,839	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/08/17	Open	199,987	201,720	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/12/17	Open	399,757	403,222	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/12/17	Open	609,260	614,540	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/12/17	Open	286,440	288,907	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.30	12/14/17	Open	2,720,000	2,741,843	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.30	12/14/17	Open	2,427,000	2,446,490	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.30	12/14/17	Open	1,789,000	1,803,367	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.30	12/14/17	Open	1,996,000	2,012,029	Capital Trusts	Open/Demand
UBS Securities LLC	2.10	12/14/17	Open	3,679,663	3,706,412	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	3,266,000	3,291,606	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	3,855,000	3,881,557	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	8,525,000	8,583,728	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	6,984,375	7,032,490	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	5,218,125	5,254,072	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	5,250,000	5,286,167	Corporate Bonds	Open/Demand
UBS Securities LLC	2.05	12/14/17	Open	326,700	329,013	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	411,326	414,551	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	388,020	391,062	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	1,738,275	1,751,904	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	364,409	367,266	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	318,488	320,985	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	484,873	488,674	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	753,300	759,206	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	508,693	512,681	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	549,203	553,508	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	263,719	265,786	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	271,420	273,548	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	641,331	646,359	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	137,638	138,717	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	310,844	313,281	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	702,050	707,554	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	429,721	433,090	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	775,013	781,089	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	157,369	158,603	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	1,180,699	1,189,956	Capital Trusts	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	363,308	366,156	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	1,061,775	1,070,100	Capital Trusts	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	525,625	529,746	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	4,148,438	4,180,962	Capital Trusts	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	4,175,000	4,207,733	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	3,700,550	3,729,563	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	3,399,375	3,426,027	Capital Trusts	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	3,198,125	3,223,199	Capital Trusts	Open/Demand
UBS Securities LLC	2.25	12/14/17	Open	3,840,000	3,870,107	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.20	12/18/17	Open	514,000	517,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	12/18/17	Open	2,688,000	2,710,960	Foreign Agency Obligations	Open/Demand

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	1.75%	12/18/17	Open	$3,140,559	$3,158,682	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	485,000	488,383	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	744,375	749,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	531,250	534,956	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	466,250	469,502	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	390,945	393,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	431,000	434,007	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	275,000	276,918	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	276,750	278,681	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	612,625	616,899	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	661,500	666,115	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	307,200	309,343	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	255,000	256,779	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	297,000	299,072	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	536,250	539,991	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	363,675	366,212	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	1,072,500	1,079,982	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	507,500	511,040	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	12/19/17	Open	363,525	366,061	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	1,449,943	1,461,971	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	1,297,780	1,308,546	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	537,600	542,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	161,500	162,840	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	2,464,530	2,484,975	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	409,150	412,544	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	529,740	534,135	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/19/17	Open	677,250	682,868	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.20	12/20/17	Open	431,730	431,730	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	1,377,640	1,388,984	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	202,553	204,220	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	283,030	285,361	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	249,535	251,590	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	207,900	209,612	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	284,625	286,969	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	380,380	383,512	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	250,205	252,265	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	383,985	387,147	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	226,575	228,441	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	1,062,600	1,071,350	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	655,200	660,595	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	247,420	249,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	1,545,953	1,558,683	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	266,985	269,184	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	323,850	326,517	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/20/17	Open	231,623	233,530	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	12/21/17	Open	369,195	372,213	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	43,000	43,338	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	843,000	849,633	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,072,000	1,080,435	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	167,000	168,314	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	776,000	782,106	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,153,000	1,162,072	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	469,000	472,690	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,105,000	1,113,694	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	407,000	410,202	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	679,000	684,342	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	140,000	141,102	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,388,000	1,398,921	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	613,000	617,823	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	439,000	442,454	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	121,000	121,952	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.45%	12/26/17	Open	$189,000	$190,487	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	237,000	238,865	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	202,000	203,589	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	922,000	929,254	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	582,000	586,579	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	134,000	135,054	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,472,000	1,483,582	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,254,000	1,263,867	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	124,000	124,976	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	1,482,000	1,493,660	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	125,000	125,984	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	130,000	131,023	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	226,000	227,778	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/26/17	Open	623,000	627,902	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	2,231,000	2,248,417	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	307,000	309,397	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	2,525,000	2,544,713	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	314,094	316,546	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	1,852,000	1,866,458	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	706,000	711,512	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	2,015,000	2,030,731	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	4,544,000	4,579,475	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	1,522,000	1,533,882	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	3,224,000	3,249,170	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	1,837,500	1,851,845	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	2,619,000	2,639,446	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	755,000	760,894	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	12/27/17	Open	2,700,000	2,721,079	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.20	12/28/17	Open	2,234,000	2,249,396	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/28/17	Open	796,413	802,717	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	01/05/18	Open	423,382	426,480	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	01/08/18	Open	906,000	912,409	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.10	01/08/18	Open	170,665	170,593	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/08/18	Open	357,730	360,260	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/08/18	Open	400,408	403,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	01/09/18	Open	434,753	437,895	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	01/09/18	Open	196,625	198,046	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	01/09/18	Open	519,820	523,578	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	313,000	315,205	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	624,000	628,433	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	408,000	410,899	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	351,000	353,494	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	379,000	381,693	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	302,000	304,146	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/09/18	Open	288,000	290,028	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	2.00	01/09/18	Open	327,131	329,167	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	01/09/18	Open	299,625	301,489	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	01/09/18	Open	357,555	359,780	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	01/09/18	Open	285,505	287,281	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	01/09/18	Open	422,895	425,526	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	01/09/18	Open	326,180	328,266	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	01/09/18	Open	366,243	368,585	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	01/09/18	Open	802,300	807,431	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	01/09/18	Open	292,810	294,683	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/10/18	Open	315,185	317,376	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	01/11/18	Open	384,000	386,657	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	01/11/18	Open	324,210	326,493	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	01/11/18	Open	1,343,000	1,352,254	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/11/18	Open	715,700	720,631	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/11/18	Open	294,380	296,408	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/11/18	Open	556,762	560,598	Corporate Bonds	Open/Demand

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.45%	01/11/18	Open	$259,560	$261,348	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/11/18	Open	734,772	739,835	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/11/18	Open	75,825	76,347	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/12/18	Open	336,150	338,384	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.60	01/19/18	Open	135,703	136,238	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	01/19/18	Open	172,142	172,891	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	01/19/18	Open	159,689	160,384	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	01/19/18	Open	157,365	158,050	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	207,090	208,390	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	168,613	169,671	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	214,273	215,618	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	860,698	866,102	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	168,675	169,734	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	379,500	381,883	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/19/18	Open	264,000	265,658	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/22/18	Open	159,605	160,597	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.25	01/25/18	Open	114,000	113,876	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.50	01/25/18	Open	104,000	103,818	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	01/25/18	Open	120,202	120,813	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	327,540	329,517	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	329,670	331,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	335,160	337,183	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	325,650	327,615	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	333,775	335,789	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	370,202	372,436	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	375,925	378,194	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	810,000	814,888	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	472,573	475,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	482,575	485,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	637,140	640,868	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	95,580	96,139	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/26/18	Open	119,625	120,325	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	01/29/18	Open	494,376	497,238	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/29/18	Open	268,800	270,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/29/18	Open	334,530	336,467	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/29/18	Open	1,940,000	1,951,233	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/29/18	Open	419,100	421,527	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/30/18	Open	343,930	345,900	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	942,525	947,867	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	420,900	423,286	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	1,183,688	1,190,397	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	1,689,023	1,698,596	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	841,280	846,048	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	899,250	904,347	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	514,208	517,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	269,500	271,028	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	654,605	658,315	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	1,078,920	1,085,035	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	901,945	907,057	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	1,539,978	1,548,706	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	273,000	274,547	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	01/31/18	Open	562,695	565,884	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	02/01/18	Open	233,333	232,613	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	123,000	123,691	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	159,000	159,893	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	114,000	114,641	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	112,000	112,629	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	121,000	121,680	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	256,000	257,438	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	166,000	166,933	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.43	02/01/18	Open	131,000	131,736	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/01/18	Open	181,930	182,961	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.50%	02/02/18	Open	$217,710	$218,916	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	224,153	225,395	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	429,040	431,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	228,095	229,359	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	223,410	224,648	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	235,056	236,359	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	02/02/18	Open	243,250	244,598	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	02/02/18	Open	941,703	946,810	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	205,105	206,217	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	206,720	207,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	447,975	450,405	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	222,950	224,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	206,550	207,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	733,500	737,478	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/02/18	Open	135,750	136,486	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/06/18	Open	307,800	309,432	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	145,200	145,970	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	144,763	145,530	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	153,808	154,623	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	141,860	142,612	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	165,300	166,176	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	138,395	139,129	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	146,158	146,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	143,115	143,874	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	144,813	145,580	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	149,460	150,252	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	156,750	157,581	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	154,160	154,977	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	153,278	154,090	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/07/18	Open	141,075	141,823	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(0.75)	02/08/18	Open	154,800	154,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/09/18	Open	350,960	352,628	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/13/18	Open	105,045	105,557	Corporate Bonds	Open/Demand
UBS Securities LLC	2.10	02/14/18	Open	389,550	391,141	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	02/14/18	Open	354,875	356,435	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	02/14/18	Open	406,700	408,488	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	02/14/18	Open	411,680	413,490	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	02/14/18	Open	355,320	356,882	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	02/14/18	Open	986,730	991,068	Corporate Bonds	Open/Demand
UBS Securities LLC	2.35	02/14/18	Open	350,438	352,051	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	2.35	02/14/18	Open	431,975	433,964	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	2.35	02/14/18	Open	941,638	945,973	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/15/18	Open	187,230	188,120	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	02/20/18	Open	303,000	304,347	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/20/18	Open	406,450	408,232	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	02/21/18	Open	1,219,627	1,225,049	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	02/21/18	Open	2,458,265	2,467,247	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/21/18	Open	218,050	219,019	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/21/18	Open	1,197,900	1,203,152	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/22/18	Open	743,150	746,363	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/26/18	Open	88,560	88,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	02/27/18	Open	498,465	500,468	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/01/18	Open	401,520	403,084	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/02/18	Open	389,002	390,446	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/08/18	Open	238,210	239,036	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/08/18	Open	205,200	205,912	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/08/18	Open	716,450	718,935	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	03/08/18	Open	671,775	673,907	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	03/09/18	Open	579,750	581,547	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.40	03/09/18	Open	534,860	536,580	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/09/18	Open	454,163	455,623	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	03/09/18	Open	767,130	769,847	Foreign Agency Obligations	Open/Demand

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.50%	03/09/18	Open	$3,305,250	$3,316,956	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.50	03/09/18	Open	1,307,378	1,312,008	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.25	03/12/18	Open	319,510	320,453	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/12/18	Open	228,225	228,961	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/12/18	Open	369,900	371,092	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/12/18	Open	468,625	470,136	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	03/13/18	Open	313,000	313,994	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	03/14/18	Open	714,375	716,404	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	03/14/18	Open	945,000	947,684	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	03/14/18	Open	471,250	472,588	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	513,945	515,505	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	671,250	673,288	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	197,425	198,024	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	1,014,243	1,017,322	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	49,953	50,104	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	03/14/18	Open	671,250	673,288	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.44	03/14/18	Open	204,605	205,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.44	03/14/18	Open	685,520	687,637	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	(1.25)	03/14/18	Open	21,420	21,385	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)	03/15/18	Open	404,888	404,370	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/15/18	Open	192,280	192,865	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	03/15/18	Open	311,320	312,187	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	03/16/18	Open	429,512	430,740	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	03/16/18	Open	874,057	876,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/16/18	Open	294,735	295,577	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/19/18	Open	91,020	91,274	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/20/18	Open	658,530	660,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/21/18	Open	132,000	132,353	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	03/22/18	Open	10,299	10,322	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	03/23/18	Open	313,519	314,212	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.46	03/23/18	Open	292,110	292,829	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	349,313	350,189	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	481,759	482,968	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	374,638	375,578	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	309,018	309,793	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	608,025	609,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	393,800	394,788	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	314,940	315,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	333,210	334,046	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	345,546	346,414	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	378,020	378,969	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	439,120	440,222	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/23/18	Open	299,316	300,068	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.50	03/23/18	Open	346,000	346,865	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.50	03/23/18	Open	295,000	295,738	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/23/18	Open	244,800	245,400	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/23/18	Open	44,225	44,333	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	03/23/18	Open	1,358,500	1,361,557	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.50	03/26/18	Open	165,000	165,401	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	03/27/18	Open	272,970	273,602	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.25	03/28/18	Open	438,088	439,019	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	03/28/18	Open	273,000	273,628	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.25	03/29/18	Open	1,000,388	1,002,451	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.25	03/29/18	Open	135,135	135,380	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	03/29/18	Open	1,755,000	1,759,022	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	03/29/18	Open	389,813	390,706	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	03/29/18	Open	555,060	556,332	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	03/29/18	Open	2,181,600	2,185,780	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/05/18	Open	157,097	157,364	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	04/06/18	5/09/18	809,000	810,506	Asset-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	2.25	04/06/18	Open	243,815	244,196	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.25%	04/06/18	Open	$234,215	$234,581	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	237,938	238,309	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	241,763	242,140	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	277,695	278,129	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	248,145	248,533	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	252,560	252,955	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	230,535	230,895	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	237,493	237,864	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	237,848	238,219	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	238,220	238,592	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/06/18	Open	231,530	231,892	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	04/06/18	Open	328,000	328,513	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	04/06/18	Open	314,000	314,491	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	04/06/18	Open	316,000	316,494	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	04/06/18	Open	328,000	328,513	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.25	04/06/18	Open	305,000	305,477	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/09/18	Open	174,070	174,319	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/09/18	Open	157,440	157,665	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/10/18	Open	559,000	559,761	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/10/18	Open	318,000	318,433	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/10/18	Open	2,053,000	2,055,794	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/10/18	Open	147,000	147,200	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/10/18	Open	364,000	364,495	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.25	04/10/18	Open	546,000	546,683	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	389,620	390,150	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	93,725	93,853	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	243,600	243,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	430,950	431,537	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	436,460	437,054	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	190,125	190,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	251,065	251,407	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/10/18	Open	1,012,050	1,013,428	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.85	04/11/18	5/14/18	17,047,000	17,063,645	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.85	04/11/18	5/14/18	5,514,000	5,519,384	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.85	04/11/18	5/14/18	4,430,000	4,434,325	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.85	04/11/18	5/14/18	11,589,000	11,600,315	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	2.25	04/11/18	Open	206,055	206,300	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	257,760	258,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	307,753	308,118	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	249,535	249,831	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	273,240	273,564	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	304,870	305,232	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	247,230	247,524	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/11/18	Open	268,605	268,924	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/11/18	Open	378,200	378,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/11/18	Open	286,740	287,111	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/11/18	Open	35,880	35,926	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/11/18	Open	368,500	368,976	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/11/18	Open	203,863	204,126	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	485,966	486,513	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	296,258	296,591	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	468,714	469,241	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	345,720	346,109	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	538,478	539,083	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/18	Open	561,568	562,199	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	04/12/18	Open	297,540	297,890	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	967,780	968,966	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	300,480	300,848	Corporate Bonds	Open/Demand

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.45%	04/12/18	Open	$790,550	$791,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	329,700	330,104	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	249,750	250,056	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	335,175	335,586	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	275,538	275,875	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/12/18	Open	310,800	311,181	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.45	04/16/18	Open	614,000	614,585	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/16/18	Open	264,860	265,112	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/17/18	Open	636,525	637,042	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/17/18	Open	855,650	856,345	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/17/18	Open	1,448,889	1,450,066	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/17/18	Open	505,988	506,399	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/17/18	Open	2,268,750	2,270,593	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	1.60	04/17/18	Open	118,585	118,659	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.15	04/19/18	5/04/18	4,800,000	4,803,153	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Suisse Securities (USA) LLC	2.50	04/19/18	Open	155,365	155,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09	04/19/18	Open	170,850	170,959	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.40	04/19/18	Open	275,755	275,975	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.50	04/20/18	Open	179,389	179,488	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/20/18	Open	741,000	741,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/20/18	Open	324,720	324,897	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	04/24/18	Open	259,455	259,552	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/24/18	Open	195,210	195,290	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	04/25/18	Open	144,169	144,217	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/27/18	Open	231,344	231,360	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	04/27/18	Open	729,750	729,803	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.15	04/27/18	Open	710,542	710,626	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.50	04/27/18	Open	2,424,000	2,424,337	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	2.45	04/27/18	Open	135,700	135,718	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/30/18	Open	283,305	283,305	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/30/18	Open	114,030	114,030	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/30/18	Open	144,720	144,720	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	04/30/18	Open	215,660	215,660	Corporate Bonds	Open/Demand

				$492,951,261	$496,857,337

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 600 Index	1	06/15/18	$11	$(20)
10-Year U.S. Treasury Note	2	06/20/18	239	(1,690)

				(1,710)

Short Contracts:
Euro Bund	1	06/07/18	158	(37)
10-Year U.S. Treasury Note	2	06/20/18	239	763
Long U.S. Treasury Bond	17	06/20/18	2,445	29,071
Long Gilt Future	1	06/27/18	168	(1,667)
5-Year U.S. Treasury Note	81	06/29/18	9,194	50,757

				78,887

				$77,177

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	13,438,740	USD	653,000	Citibank N.A.	05/02/18	$2,069
GBP	1,205,000	USD	1,656,393	BNP Paribas S.A.	05/02/18	2,530
USD	655,117	ARS	13,438,740	Citibank N.A.	05/02/18	48
USD	653,000	ARS	13,386,500	Deutsche Bank AG	05/02/18	477
USD	1,478,803	EUR	1,222,000	BNP Paribas S.A.	05/02/18	3,116
USD	1,518,023	EUR	1,222,000	BNP Paribas S.A.	05/02/18	42,337
USD	4,551,101	EUR	3,760,774	Citibank N.A.	05/02/18	9,591
USD	4,652,021	EUR	3,760,774	Citibank N.A.	05/02/18	110,512
USD	17,388,377	EUR	14,368,778	Citibank N.A.	05/02/18	36,645
USD	17,773,963	EUR	14,368,778	Citibank N.A.	05/02/18	422,231
USD	786,598	EUR	650,000	Deutsche Bank AG	05/02/18	1,658
USD	792,553	EUR	650,000	Deutsche Bank AG	05/02/18	7,613
USD	1,109,708	EUR	917,000	Deutsche Bank AG	05/02/18	2,339
USD	1,118,109	EUR	917,000	Deutsche Bank AG	05/02/18	10,740
USD	19,759	EUR	16,000	UBS AG	05/02/18	438
USD	242,414	GBP	176,000	BNP Paribas S.A.	05/02/18	114
USD	249,287	GBP	176,000	BNP Paribas S.A.	05/02/18	6,988
USD	2,696,851	GBP	1,958,000	Citibank N.A.	05/02/18	1,274
USD	2,762,650	GBP	1,958,000	Citibank N.A.	05/02/18	67,073
USD	15,098,511	GBP	10,962,000	Citibank N.A.	05/02/18	7,132
USD	15,466,889	GBP	10,962,000	Citibank N.A.	05/02/18	375,510
USD	128,094	GBP	93,000	Deutsche Bank AG	05/02/18	61
USD	131,693	GBP	93,000	Deutsche Bank AG	05/02/18	3,660
USD	417,337	GBP	303,000	Deutsche Bank AG	05/02/18	197
USD	429,063	GBP	303,000	Deutsche Bank AG	05/02/18	11,923
USD	1,704,849	GBP	1,210,000	Deutsche Bank AG	05/02/18	39,043
USD	1,227,168	GBP	872,000	State Street Bank and Trust Co.	05/02/18	26,686
USD	1,773,972	MXN	32,574,000	Citibank N.A.	05/02/18	32,238
USD	1,492,710	EUR	1,222,000	BNP Paribas S.A.	06/04/18	13,650
USD	4,593,485	EUR	3,760,774	Citibank N.A.	06/04/18	41,595
USD	17,550,313	EUR	14,368,778	Citibank N.A.	06/04/18	158,923
USD	19,372	EUR	16,000	UBS AG	06/04/18	6
USD	245,717	GBP	176,000	BNP Paribas S.A.	06/04/18	3,066
USD	2,734,758	GBP	1,958,000	Citibank N.A.	06/04/18	35,265
USD	15,310,735	GBP	10,962,000	Citibank N.A.	06/04/18	197,433
USD	129,875	GBP	93,000	Deutsche Bank AG	06/04/18	1,656
USD	423,143	GBP	303,000	Deutsche Bank AG	06/04/18	5,397
USD	1,733,185	MXN	32,574,000	State Street Bank and Trust Co.	06/04/18	161
USD	2,570,339	TRY	9,984,481	BNP Paribas S.A.	06/25/18	152,755
USD	3,305,194	TRY	12,333,000	BNP Paribas S.A.	06/25/18	318,954
USD	1,641,574	TRY	6,668,894	BNP Paribas S.A.	08/20/18	54,497
USD	992,518	TRY	4,001,337	Citibank N.A.	08/20/18	40,272
USD	1,274,854	TRY	5,136,769	Citibank N.A.	08/20/18	52,395

						2,300,268

ARS	13,386,500	USD	652,570	Deutsche Bank AG	05/02/18	(48)
EUR	1,222,000	USD	1,478,803	BNP Paribas S.A.	05/02/18	(3,117)
EUR	1,222,000	USD	1,489,270	BNP Paribas S.A.	05/02/18	(13,583)
EUR	3,760,774	USD	4,551,101	Citibank N.A.	05/02/18	(9,591)
EUR	3,760,774	USD	4,582,917	Citibank N.A.	05/02/18	(41,407)
EUR	14,368,778	USD	17,388,377	Citibank N.A.	05/02/18	(36,645)
EUR	14,368,778	USD	17,509,937	Citibank N.A.	05/02/18	(158,205)
EUR	650,000	USD	786,598	Deutsche Bank AG	05/02/18	(1,658)
EUR	650,000	USD	806,853	Deutsche Bank AG	05/02/18	(21,913)
EUR	917,000	USD	1,109,708	Deutsche Bank AG	05/02/18	(2,339)
EUR	917,000	USD	1,138,283	Deutsche Bank AG	05/02/18	(30,914)
EUR	16,000	USD	19,326	UBS AG	05/02/18	(5)
GBP	176,000	USD	242,414	BNP Paribas S.A.	05/02/18	(115)
GBP	176,000	USD	245,377	BNP Paribas S.A.	05/02/18	(3,077)
GBP	1,958,000	USD	2,696,851	Citibank N.A.	05/02/18	(1,274)
GBP	1,958,000	USD	2,730,999	Citibank N.A.	05/02/18	(35,421)
GBP	10,962,000	USD	15,098,511	Citibank N.A.	05/02/18	(7,132)

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	10,962,000	USD	15,289,688	Citibank N.A.	05/02/18	$(198,310)
GBP	93,000	USD	128,094	Deutsche Bank AG	05/02/18	(61)
GBP	93,000	USD	129,697	Deutsche Bank AG	05/02/18	(1,664)
GBP	303,000	USD	417,337	Deutsche Bank AG	05/02/18	(197)
GBP	303,000	USD	422,562	Deutsche Bank AG	05/02/18	(5,422)
EUR	650,000	USD	794,365	Deutsche Bank AG	06/04/18	(7,631)
EUR	917,000	USD	1,120,666	Deutsche Bank AG	06/04/18	(10,766)
USD	1,063,777	GBP	772,000	BNP Paribas S.A.	06/04/18	(579)
USD	1,658,817	GBP	1,205,000	BNP Paribas S.A.	06/04/18	(2,515)
TRY	4,199,519	USD	1,089,454	BNP Paribas S.A.	06/25/18	(72,607)
TRY	9,984,481	USD	2,579,469	BNP Paribas S.A.	06/25/18	(161,886)
TRY	8,133,481	USD	2,042,788	Citibank N.A.	06/25/18	(73,395)
TRY	28,000	USD	7,401	BNP Paribas S.A.	08/20/18	(738)
TRY	15,779,000	USD	4,058,750	BNP Paribas S.A.	08/20/18	(303,631)

						(1,205,846)

						$1,094,422

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	520	$(29)	$(15,864)	$15,835

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.50	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/02/19	USD	8,000	$64,674	$40	$64,634
1.62	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	04/04/19	USD	7,600	66,464	—	66,464
3-Month LIBOR, 2.36%	Quarterly	2.39	Semi-annual	N/A	02/12/20	USD	193,500	(807,745)	2,384	(810,129)
3-Month LIBOR, 2.36%	Quarterly	2.36	Semi-annual	N/A	02/13/20	USD	150,000	(706,937)	1,849	(708,786)
2.01	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/02/22	USD	15,000	451,682	161	451,521
2.01	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	07/12/22	USD	3,000	89,940	—	89,940
1.46	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	06/28/26	USD	1,427	150,908	17	150,891
1.46	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	06/28/26	USD	357	37,705	4	37,701
2.47	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	12/29/26	USD	3,000	91,817	44	91,773
2.25	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	01/19/27	USD	3,400	167,038	47	166,991
2.42	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	04/04/27	USD	18,300	771,487	260	771,227
2.30	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	05/02/27	USD	3,000	135,926	—	135,926
2.28	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	05/17/27	USD	1,700	80,237	—	80,237
2.18	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	06/05/27	USD	2,300	130,339	—	130,339
2.90	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/06/28	USD	57,000	154,159	987	153,172
2.92	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	03/26/28	USD	10,500	35,695	184	35,511
2.70	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	04/04/47	USD	13,200	771,087	—	771,087
3.01	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/13/48	USD	18,000	(131,234)	437	(131,671)
2.98	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/13/48	USD	9,000	(14,671)	219	(14,890)
3.01	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/14/48	USD	6,500	(45,621)	158	(45,779)
3.03	Semi-annual	3-Month LIBOR, 2.36%	Quarterly	N/A	02/20/48	USD	9,500	(116,541)	231	(116,772)

								$1,376,409	$7,022	$1,369,387

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(6,989)	$2,554	$(9,543)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(6,909)	3,695	(10,604)
Frontier Communications Corp.	5.00	Quarterly	Barclays Bank PLC	06/20/23	USD	162	51,497	55,878	(4,381)
Markit CMBX North America, Series 7	3.00	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	2,294,464	1,887,222	407,242

							$2,332,063	$1,949,349	$382,714

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BBB-	EUR	50	$6,271	$5,485	$786
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BBB-	EUR	7	860	840	20
Intrum AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BBB-	EUR	23	2,903	2,832	71
United Mexican States	1.00	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	604	6,989	(2,677)	9,666
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB+	USD	604	6,909	3,503	3,406
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	30	4,733	4,912	(179)
Casino Guichard Perrachon SA	1.00	Quarterly	J.P. Morgan Chase Bank N.A.	12/20/22	BB+	EUR	50	(4,049)	(2,018)	(2,031)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/22	BB+	EUR	20	3,180	3,754	(574)
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22		EUR	30	(211)	(577)	366
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BBB-	EUR	20	2,508	2,073	435
Markit CMBX North America, Series 7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(913,619)	(525,322)	(388,297)
Markit CMBX North America, Series 7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	5,000	(456,810)	(262,293)	(194,517)
Markit CMBX North America, Series 7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(913,619)	(254,377)	(659,242)
Markit CMBX North America, Series 8	2.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	5,000	(173,137)	(567,066)	393,929
Markit CMBX North America, Series 8	3.00	Monthly	Goldman Sachs International	10/17/57	BBB-	USD	10,000	(1,321,370)	(1,085,057)	(236,313)
Markit CMBX North America, Series 8	3.00	Monthly	Deutsche Bank AG	10/17/57	BBB-	USD	10,000	(1,325,537)	(1,391,958)	66,421
Markit CMBX North America, Series 9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	A-	USD	2,500	(71,971)	(346,997)	275,026
Markit CMBX North America, Series 9	2.00	Monthly	Credit Suisse International	09/17/58	A-	USD	2,500	(71,971)	(350,381)	278,410
Markit CMBX North America, Series 9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	A-	USD	5,000	(143,943)	(687,533)	543,590
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	2,500	(278,583)	(560,812)	282,229
Markit CMBX North America, Series 9	3.00	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	25,000	(2,785,830)	(2,498,933)	(286,897)
Markit CMBX North America, Series 9	3.00	Monthly	Goldman Sachs International	09/17/58	BBB-	USD	5,000	(557,166)	(536,253)	(20,913)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(557,166)	(551,908)	(5,258)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	5,000	(557,166)	(551,268)	(5,898)

								$(10,097,795)	$(10,152,031)	$54,236

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-day	MXIBTIIE Monthly	6.25%	Monthly	Bank of America N.A.	N/A	06/15/26	MXN	38,640	$(177,729)	$—	$(177,729)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$7,022	$(15,864)	$3,213,249	$(1,828,027)
OTC Derivatives	$1,972,748	$(10,175,430)	$2,261,597	$(2,002,376)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$80,591	$—	$80,591
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,300,268	—	—	2,300,268
Swaps — centrally cleared
Net unrealized appreciation(a)	—	15,835	—	—	3,197,414	—	3,213,249
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	4,234,345	—	—	—	—	4,234,345

	$—	$4,250,180	$—	$2,300,268	$3,278,005	$—	$9,828,453

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$20	$—	$3,394	$—	$3,414
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,205,846	—	—	1,205,846
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	1,828,027	—	1,828,027
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	12,000,077	—	—	177,729	—	12,177,806

	$—	$12,000,077	$20	$1,205,846	$2,009,150	$—	$15,215,093

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

For the period ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(78)	$—	$1,483,321	$—	$1,483,243
Forward foreign currency exchange contracts	—	—	—	(1,610,155)	—	—	(1,610,155)
Options purchased(a)	—	—	—	(72,378)	(1,662)	—	(74,040)
Options written	—	—	—	37,307	—	—	37,307
Swaps	—	1,317,442	—	—	(192,370)	—	1,125,072

	$—	$1,317,442	$(78)	$(1,645,226)	$1,289,289	$—	$961,427

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(20)	$—	$28,160	$—	$28,140
Forward foreign currency exchange contracts	—	—	—	(43,611)	—	—	(43,611)
Options purchased(b)	—	—	—	(9,099)	—	—	(9,099)
Options written	—	—	—	31,954	—	—	31,954
Swaps	—	520,079	—	—	1,642,177	—	2,162,256

	$—	$520,079	$(20)	$(20,756)	$1,670,337	$—	$2,169,640

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$124,926
Average notional value of contracts — short	$40,381,077
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$129,302,744
Average amounts sold — in USD	$80,236,520
Options:
Average market value of option contracts purchased	$—	(a)
Average value of option contracts written	$12,654
Credit default swaps:
Average notional value — buy protection	$27,064,787
Average notional value — sell protection	$104,385,291
Interest rate swaps:
Average notional value — pay fixed rate	$135,533,386
Average notional value — receives fixed rate	$173,821,122

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$—	$15,658
Forward foreign currency exchange contracts	2,300,268	1,205,846
Swaps — Centrally cleared	—	515,899
Swaps — OTC(a)	4,234,345	12,177,806

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,534,613	$13,915,209
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(531,557)

Total derivative assets and liabilities subject to an MNA	$6,534,613	$13,383,652

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$13,360	$(13,360)	$—	$—	$—
Barclays Bank PLC	59,633	(59,633)	—	—	—
BNP Paribas S.A.	598,007	(561,848)	—	—	36,159
Citibank N.A.	1,600,035	(571,500)	—	(890,000)	138,535
Credit Suisse International	292,961	(292,961)	—	—	—
Deutsche Bank AG	2,445,649	(2,445,649)	—	—	—
Morgan Stanley & Co. International PLC	1,497,677	(1,497,677)	—	—	—
State Street Bank and Trust Co.	26,847	—	—	—	26,847
UBS AG	444	(5)	—	—	439

	$6,534,613	$(5,442,633)	$—	$(890,000)	$201,980

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$191,010	$(13,360)	$—	$—	$177,650
Barclays Bank PLC	2,289,003	(59,633)	—	(2,229,370)	—
BNP Paribas S.A.	561,848	(561,848)	—	—	—
Citibank N.A.	571,500	(571,500)	—	—	—
Credit Suisse International	907,726	(292,961)	—	(614,765)	—
Deutsche Bank AG	4,260,401	(2,445,649)	—	(1,610,000)	204,752
Goldman Sachs International	1,878,536	—	—	(1,878,536)	—
J.P. Morgan Chase Bank N.A.	4,049	—	—	—	4,049
Morgan Stanley & Co. International PLC	2,719,574	(1,497,677)	—	(1,221,897)	—
UBS AG	5	(5)	—	—	—

	$13,383,652	$(5,442,633)	$—	$(7,554,568)	$386,451

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$195,924,195	$6,085,163	$202,009,358
Common Stocks	3,081,848	—	—	3,081,848
Corporate Bonds	1,100,849	487,757,329	—	488,858,178
Floating Rate Loan Interests	—	35,359,685	69,097,489	104,457,174
Foreign Agency Obligations	—	61,928,348	—	61,928,348
Non-Agency Mortgage-Backed Securities	—	120,984,836	26,422,264	147,407,100
Preferred Securities	17,584,076	101,251,614	1,684,381	120,520,071
U.S. Government Sponsored Agency Securities	—	60,931,239	—	60,931,239
Short-Term Securities:
Money Market Funds	8,306,972	—	—	8,306,972
Unfunded floating rate loan interests(a)	—	142	85	227

	$30,073,745	$1,064,137,388	$103,289,382	$1,197,500,515

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$2,277,432	$—	$2,277,432
Foreign currency exchange contracts	—	2,300,268	—	2,300,268
Interest rate contracts	80,591	3,197,414	—	3,278,005
Liabilities:
Credit contracts	—	(1,824,647)	—	(1,824,647)
Equity contracts	(20)	—	—	(20)
Foreign currency exchange contracts	—	(1,205,846)	—	(1,205,846)
Interest rate contracts	(3,394)	(2,005,756)	—	(2,009,150)

	$77,177	$2,738,865	$—	$2,816,042

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $496,857,337 is categorized as Level 2 within the disclosure hierarchy.

During the period ended April 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests		Total
Assets:
Opening balance, as of October 31, 2017	$3,678,179	$89,614,421	$16,674,165	$1,707,834	$		$111,674,599
Transfers into Level 3(a)	—	55,232	8,687,986	—		—	8,743,218
Transfers out of Level 3(b)	(1,542,985)	(311,782)	—	—		—	(1,854,767)
Accrued discounts/premiums	12,012	7,250	132,358	—		—	151,620
Net realized gain (loss)	761	1,666	438,212	—		—	440,639
Net change in unrealized appreciation (depreciation)(c)(d)	(109,669)	(12,412,829)	(898,934)	(23,453)		85	(13,444,800)
Purchases	4,982,650	2,491,128	2,965,550	—		—	10,439,328
Sales	(935,785)	(10,347,597)	(1,577,073)	—		—	(12,860,455)

Closing Balance, as of April 30, 2018	$6,085,163	$69,097,489	$26,422,264	$1,684,381		$85	$103,289,382

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018(d)	$(109,669)	$(12,414,739)	$(898,934)	$(23,453)		$85	$(13,446,710)

(a)	As of October 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $42,055,811. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$59,549,190	Income	Discount Rate(a)	15%
Preferred Stocks	1,684,381	Market	Illiquidity Discount(a)	1%

	$61,233,571

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

April 30, 2018

	BTZ	BGT	BIT (a)

ASSETS
Investments at value — unaffiliated(b)	$2,179,340,306	$502,008,382	$1,189,193,316
Investments at value — affiliated(c)	—	88,421	8,306,972
Cash	—	2,788,161	—
Cash pledged:
Centrally cleared swaps	3,260,000	—	7,414,590
Collateral — OTC derivatives	—	—	8,300,000
Collateral — reverse repurchase agreements	494,000	—	7,043,000
Futures contracts	4,135,000	—	89,853
Foreign currency at value(d)	12,229	17,704	5,282,549
Receivables:
Interest — unaffiliated	27,186,643	1,519,798	11,044,649
Investments sold	11,713,959	7,794,404	4,596,510
Dividends — unaffiliated	55,842	—	141,597
Variation margin on futures contracts	41,312	—	—
Dividends — affiliated	11,844	4,143	8,645
Reverse repurchase agreements	—	—	757,715
Principal paydowns	—	—	25,044
Swap premiums paid	338,469	96,593	1,972,748
Unrealized appreciation on:
OTC derivatives	321,246	—	2,261,597
Forward foreign currency exchange contracts	—	21,414	2,300,268
Unfunded floating rate loan interests	—	2,399	227
Prepaid expenses	57,522	14,596	24,093

Total assets	2,226,968,372	514,356,015	1,248,763,373

LIABILITIES
Bank overdraft	1,219,958	—	25,480
Cash received:
Collateral — OTC derivatives	1,010,000	270,000	890,000
Collateral — reverse repurchase agreements	—	—	932,000
Reverse repurchase agreements at value	701,838,329	—	496,857,337
Payables:
Investments purchased	6,421,125	26,312,646	13,842,836
Investment advisory fees	1,136,478	298,729	806,345
Variation margin on futures contracts	827,219	—	15,658
Trustees’ and Officer’s fees	814,630	236,954	105,716
Capital shares redeemed	565,649	—	420,931
Income dividend distributions	242,226	24,620	157,558
Variation margin on centrally cleared swaps	71,055	—	515,899
Bank borrowings	—	145,000,000	—
Interest expense	—	303,793	—
Due to broker	—	—	800,000
Other accrued expenses	406,689	199,982	412,352
Swap premiums received	273,008	—	10,175,430
Unrealized depreciation on:
OTC derivatives	515,850	21,014	2,002,376
Forward foreign currency exchange contracts	—	1,290	1,205,846

Total liabilities	715,342,216	172,669,028	529,165,764

NET ASSETS	$1,511,626,156	$341,686,987	$719,597,609

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$1,515,358,159	$367,909,606	$719,717,175
Undistributed (distributions in excess of) net investment income	1,617,692	935,033	(272,484)
Accumulated net realized loss	(69,170,184)	(26,484,593)	(3,000,909)
Net unrealized appreciation (depreciation)	63,820,489	(673,059)	3,153,827

NET ASSETS	$1,511,626,156	$341,686,987	$719,597,609

Net asset value	$14.20	$14.44	$18.96

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$2,114,455,254	$502,683,613	$1,188,663,686
(c) Investments at cost — affiliated	$—	$88,421	$8,306,972
(d) Foreign currency at cost	$11,942	$16,839	$5,461,265
(e) Par value	$0.001	$0.001	$0.001
(f) Shares outstanding	106,458,273	23,667,022	37,946,314
(g) Shares authorized	Unlimited	Unlimited	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Operations  (unaudited)

Six Months Ended April 30, 2018

	BTZ	BGT	BIT (a)

INVESTMENT INCOME
Interest — unaffiliated	$53,007,076	$12,101,709	$36,724,481
Dividends — unaffiliated	2,510,590	69,470	1,166,914
Dividends — affiliated	57,332	78,516	32,205
Foreign taxes withheld	—	—	(41,905)

Total investment income	55,574,998	12,249,695	37,881,695

EXPENSES
Investment advisory	6,640,321	1,808,734	4,933,134
Accounting services	85,056	27,872	50,785
Trustees and Officer	75,585	15,800	35,136
Transfer agent	69,467	19,011	32,622
Professional	64,632	73,882	91,882
Custodian	53,914	81,509	109,519
Registration	20,446	4,640	7,271
Printing	16,856	8,889	10,313
Miscellaneous	53,215	17,453	77,757

Total expenses excluding interest expense	7,079,492	2,057,790	5,348,419
Interest expense	5,458,118	1,648,680	5,094,857

Total expenses	12,537,610	3,706,470	10,443,276
Less fees waived by the Manager	(3,409)	(9,374)	(1,814)

Total expenses after fees waived	12,534,201	3,697,096	10,441,462

Net investment income	43,040,797	8,552,599	27,440,233

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,378,212)	(378,809)	3,199,173
Investments — affiliated	—	(42,986)	—
Futures contracts	11,764,125	—	1,483,243
Forward foreign currency exchange contracts	—	(4,648)	(1,610,155)
Foreign currency transactions	3,035	(20,157)	84,394
Capital gain distributions from investment companies — affiliated	32	8	—
Options written	—	—	37,307
Swaps	(8,977)	25,652	1,125,072

	10,380,003	(420,940)	4,319,034

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(82,181,958)	(1,080,196)	(44,613,909)
Investments — affiliated	—	(1,766)	—
Futures contracts	(1,282,881)	—	28,140
Forward foreign currency exchange contracts	—	11,581	(43,611)
Foreign currency translations	(1,839)	(3,369)	(160,700)
Options written	—	—	31,954
Swaps	(1,048,536)	15,723	2,162,256
Unfunded floating rate loan interests	—	2,399	227

	(84,515,214)	(1,055,628)	(42,595,643)

Net realized and unrealized loss	(74,135,211)	(1,476,568)	(38,276,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,094,414)	$7,076,031	$(10,836,376)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BTZ		BGT
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,040,797	$86,831,951	$8,552,599	$17,188,619
Net realized gain (loss)	10,380,003	7,924,929	(420,940)	2,604,388
Net change in unrealized appreciation (depreciation)	(84,515,214)	23,622,031	(1,055,628)	239,045

Net increase (decrease) in net assets resulting from operations	(31,094,414)	118,378,911	7,076,031	20,032,052

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(43,067,173)	(84,934,828)	(8,278,724)	(18,141,462)
From return of capital	—	(5,757,690)	—	—

Decrease in net assets resulting from distributions to shareholders	(43,067,173)	(90,692,518)	(8,278,724)	(18,141,462)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,246,206)	(8,822,801)	—	—
Reinvestment of common distributions	—	—	—	54,996

	(12,246,206)	(8,822,801)	—	54,996

NET ASSETS
Total increase (decrease) in net assets	(86,407,793)	18,863,592	(1,202,693)	1,945,586
Beginning of period	1,598,033,949	1,579,170,357	342,889,680	340,944,094

End of period	$1,511,626,156	$1,598,033,949	$341,686,987	$342,889,680

Undistributed net investment income, end of period	$1,617,692	$1,644,068	$935,033	$661,158

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Changes in Net Assets  (continued)

	BIT
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,440,233	$57,681,034
Net realized gain	4,319,034	12,036,324
Net change in unrealized appreciation (depreciation)	(42,595,643)	41,903,130

Net increase (decrease) in net assets resulting from operations	(10,836,376)	111,620,488

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(31,714,927)	(67,788,341)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,710,234)	(4,354,046)

NET ASSETS
Total increase (decrease) in net assets	(46,261,537)	39,478,101
Beginning of period	765,859,146	726,381,045

End of period	$719,597,609	$765,859,146

Undistributed net investment income (loss), end of period	$(272,484)	$4,002,210

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended April 30, 2018

	BTZ	BGT	BIT (a)

CASH USED FOR OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(31,094,414)	$7,076,031	$(10,836,376)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	250,995,593	163,773,896	240,751,186
Purchases of long-term investments	(477,799,652)	(159,781,084)	(249,122,143)
Net proceeds from sales (purchases) of short-term securities	9,139,477	1,806,632	(7,959,747)
Amortization of premium and accretion of discount on investments	1,644,236	(169,445)	(5,640,909)
Premiums paid on closing options written	—	—	(15,340)
Net realized gain (loss) on investments and options written	1,379,677	453,863	(3,230,351)
Net unrealized depreciation on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	82,138,216	1,052,259	44,148,337
(Increase) Decrease in Assets:
Cash pledged:
Futures contracts	(3,011,000)	—	19,679
Collateral — OTC derivatives	—	—	660,000
Centrally cleared swaps	(2,823,000)	—	(4,616,000)
Collateral — reverse repurchase agreements	679,000	—	(7,043,000)
Receivables:
Interest — unaffiliated	(2,370,452)	40,350	843,192
Dividends — affiliated	(5,101)	(2,835)	828
Dividends — unaffiliated	—	—	(5,791)
Variation margin on futures contracts	77,723	—	1,708
Variation margin on centrally cleared swaps	—	—	2,576
Swap premiums paid	(180,519)	115,276	(41,280)
Prepaid expenses	(47,970)	(11,300)	(20,420)
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	10,000	270,000	40,000
Collateral — reverse repurchase agreements	(120,000)	—	(1,366,000)
Payables:
Investment advisory fees	58,555	(13,648)	(29,967)
Interest expense and fees	722,314	47,509	631,003
Trustees’ and Officer’s	(21,875)	(7,462)	7,137
Variation margin on futures contracts	823,969	—	11,991
Variation margin on centrally cleared swaps	54,578	—	515,899
Due to broker	—	—	800,000
Other accrued expenses	76,948	6,717	871
Swap premiums received	(57,796)	—	(124,639)

Net cash provided by (used for) operating activities	(169,731,493)	14,656,759	(1,617,556)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Net payments on redemption of Common Shares	(11,680,557)	—	(3,289,303)
Net borrowing of reverse repurchase agreements	223,294,504	—	28,713,134
Proceeds from bank borrowings	—	103,000,000	—
Payments for bank borrowings	—	(108,000,000)	—
Cash dividends paid to Common Shareholders	(43,078,902)	(8,282,697)	(31,717,897)
Increase in bank overdraft	1,179,185	—	(61,046)

Net cash provided by (used for) financing activities	169,714,230	(13,282,697)	(6,355,112)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(1,701)	$413	$(136,400)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in cash and foreign currency at value	(18,964)	1,374,475	(8,109,068)
Cash and foreign currency at value at beginning of period	31,193	1,431,390	13,391,617

Cash and foreign currency at value at end of period	$12,229	$2,805,865	$5,282,549

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,735,804	$1,601,171	$4,463,854

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Financial Highlights

(For a share outstanding throughout each period)

	BTZ
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.88		$14.61	$14.33	$15.36	$14.99	$15.37

Net investment income(a)	0.40		0.81	0.88	0.96	0.99	0.97
Net realized and unrealized gain (loss)	(0.68)		0.30	0.32	(1.02)	0.35	(0.37)

Net increase (decrease) from investment operations	(0.28)		1.11	1.20	(0.06)	1.34	0.60

Distributions:(b)
From net investment income	(0.40)		(0.79)	(0.86)	(0.91)	(0.97)	(0.98)
From return of capital	—		(0.05)	(0.06)	(0.06)	—	—

Total distributions	(0.40)		(0.84)	(0.92)	(0.97)	(0.97)	(0.98)

Net asset value, end of period	$14.20		$14.88	$14.61	$14.33	$15.36	$14.99

Market price, end of period	$12.54		$13.36	$12.87	$12.53	$13.54	$12.97

Total Return(c)
Based on net asset value	(1.57	)%(d)	8.53%	9.61%	0.48%	10.11%	4.86%

Based on market price	(3.18	)%(d)	10.62%	10.43%	(0.33)%	12.18%	(2.01)%

Ratios to Average Net Assets
Total expenses	1.62	%(e)	1.23%	1.20%	1.16%	1.11%	1.15	%(f)

Total expenses after fees waived and paid indirectly	1.62	%(e)	1.23%	1.20%	1.15%	1.11%	1.15	%(f)

Total expenses after fees waived and paid indirectly and excluding interest expense	0.91	%(e)	0.87%	0.95%	0.97%	0.96%	1.00	%(f)

Net investment income	5.56	%(e)	5.53%	6.21%	6.40%	6.48%	6.43%

Supplemental Data
Net assets, end of period (000)	$1,511,626		$1,598,034	$1,579,170	$1,549,123	$1,660,442	$1,619,703

Borrowings outstanding, end of period (000)	$701,838		$477,822	$638,327	$685,716	$759,752	$812,028

Portfolio turnover rate	12%		25%	29%	19%	29%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

See notes to financial statements.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT
	Six Months Ended 04/30/18 (Unaudited)		Year Ended October 31,
			2017	2016	2015 (a)	2014 (a)	2013 (a)
Net asset value, beginning of period	$14.49		$14.41	$14.18	$14.57	$14.79	$14.52

Net investment income(b)	0.36		0.73	0.74	0.78	0.84	0.94
Net realized and unrealized gain (loss)	(0.06)		0.12	0.19	(0.36)	(0.22)	0.38

Net increase from investment operations	0.30		0.85	0.93	0.42	0.62	1.32

Distributions from net investment income(c)	(0.35)		(0.77)	(0.70)	(0.81)	(0.84)	(1.05)

Net asset value, end of period	$14.44		$14.49	$14.41	$14.18	$14.57	$14.79

Market price, end of period	$13.79		$14.31	$13.58	$12.77	$13.18	$14.12

Total Return(d)
Based on net asset value	2.19	%(e)	6.13%	7.27%	3.54%	4.60%	9.37%

Based on market price	(1.18	)%(e)	11.21%	12.25%	3.08%	(0.89)%	0.60%

Ratios to Average Net Assets
Total expenses	2.19	%(f)(g)	1.92%	1.58%	1.55%	1.52%	1.57%

Total expenses after fees waived and paid indirectly	2.18	%(f)(g)	1.92%	1.58%	1.54%	1.52%	1.57%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs	1.21	%(f)(g)	1.20%	1.16%	1.19%	1.18%	1.19%

Net investment income	5.05	%(f)(g)	5.02%	5.29%	5.37%	5.71%	6.39%

Supplemental Data
Net assets, end of period (000)	$341,687		$342,890	$340,944	$335,444	$344,668	$349,941

Borrowings outstanding, end of period (000)	$145,000		$150,000	$148,000	$104,000	$145,000	$152,000

Asset coverage, end of period per $1,000	$3,357		$3,287	$3,304	$4,225	$3,377	$3,302

Portfolio turnover rate	31%		63%	47%	42%	64%	72%

(a)	Consolidated Financial Highlights.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BIT
	Six Months Ended 04/30/18 (Unaudited) (a)		Year Ended October 31,							Period from 02/27/2013 (b) to 10/31/2013
			2017 (a)		2016 (a)		2015		2014
Net asset value, beginning of period	$20.07		$18.91		$18.91		$19.87		$18.95	$19.10	(c)

Net investment income(d)	0.72		1.51		1.69		1.55		1.62	1.02
Net realized and unrealized gain (loss)	(1.00)		1.42		(0.05)		(1.03)		0.70	(0.35)

Net increase (decrease) from investment operations	(0.28)		2.93		1.64		0.52		2.32	0.67

Distributions:(e)
From net investment income	(0.83)		(1.77)		(1.64)		(1.40)		(1.40)	(0.70)
From net realized gain	—		—		—		(0.08)		—	—
From return of capital	—		—		—		—		—	(0.12)

Total distributions	(0.83)		(1.77)		(1.64)		(1.48)		(1.40)	(0.82)

Net asset value, end of period	$18.96		$20.07		$18.91		$18.91	(f)	$19.87	$18.95

Market price, end of period	$16.95		$18.55		$16.76		$16.31		$17.79	$17.04

Total Return(g)
Based on net asset value	(1.01	)%(h)	17.34	%(i)	10.51	%(j)	3.87	%(f)	13.40%	4.04	%(h)

Based on market price	(4.26	)%(h)	22.36%		13.56%		0.06%		12.91%	(10.66	)%(h)

Ratios to Average Net Assets
Total expenses	2.82	%(k)	2.33%		2.05	%(l)	2.09	%(l)	2.04%	1.67	%(k)

Total expenses after fees waived and paid indirectly	2.82	%(k)	2.33%		2.05	%(l)	2.09	%(l)	2.04%	1.67	%(k)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs	1.44	%(k)	1.39%		1.43	%(l)	1.53	%(l)	1.52%	1.33	%(k)

Net investment income	7.40	%(k)	7.86%		9.24	%(l)	7.97	%(l)	8.27%	8.05	%(k)

Supplemental Data
Net assets, end of period (000)	$719,598		$765,859		$726,381		$726,432		$763,360	$727,908

Borrowings outstanding, end of period (000)	$496,857		$471,082		$427,329		$510,352		$707,294	$552,040

Portfolio turnover rate	20%		53%		52%		21%		29%	77	%(m)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(d)	Based on average shares outstanding.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.
(g)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(h)	Aggregate total return.
(i)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 16.70%.
(j)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(k)	Annualized.
(l)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.
(m)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 54%.

See notes to financial statements.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Non-diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0.0% of BIT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

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Notes to Financial Statements  (unaudited) (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities,

     prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes

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Notes to Financial Statements  (unaudited) (continued)

and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the trust, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the

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Notes to Financial Statements  (unaudited) (continued)

Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT	Access CIG, LLC	$7,562	$7,562	$7,595	$33
	Access CIG, LLC 2nd Lien Term Loan	40,439	40,439	40,793	354
	DG Investment Intermediate Holdings 2, Inc.	38,367	38,271	38,319	48
	Lakeland Tours, LLC	47,330	47,212	47,803	591
	Mavis Tire Express Services Corp.	136,383	135,701	136,213	512
	Mitchell International, Inc.	196,603	195,620	196,481	861
BIT	Access CIG, LLC	1,444	1,444	1,451	7
	Access CIG, LLC 2nd Lien Term Loan	9,279	9,279	9,360	81
	DG Investment Intermediate Holdings 2, Inc.	6,851	6,834	6,843	9
	Mavis Tire Express Services Corp.	20,356	20,254	20,330	76
	Mitchell International, Inc.	12,398	12,336	12,390	54

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the six months ended April 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$599,256,370	1.84%
BIT	495,936,237	2.07

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received (a)	Net Amount (b)
Barclays Capital, Inc.	$16,582,860	$(16,582,860)	$—	$—
BNP Paribas S.A.	187,320,754	(187,320,754)	—	—
Citigroup Global Markets, Inc.	267,313	(267,313)	—	—
Credit Suisse Securities (USA) LLC	37,779,191	(37,779,191)	—	—
Deutsche Bank Securities, Inc.	30,096,933	(30,096,933)	—	—
J.P. Morgan Securities LLC	205,681	(205,681)	—	—
Nomura Securities International	53,922,131	(53,922,131)	—	—
RBC Capital Markets LLC	358,770,598	(358,770,598)	—	—
UBS Securities LLC	16,892,868	(16,892,868)	—	—

	$701,838,329	$(701,838,329)	$—	$—

(a)	Collateral with a value of $731,561,943 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received (a)	Net Amount (b)
Barclays Capital, Inc.	$32,693,814	$(32,693,814)	$—	$—
BNP Paribas S.A.	44,243,740	(44,243,740)	—	—
Citigroup Global Markets, Inc.	66,672	(66,672)	—	—
Credit Suisse Securities (USA) LLC	13,490,913	(13,490,913)	—	—
Deutsche Bank Securities, Inc.	95,730,184	(95,730,184)	—	—
HSBC Securities (USA), Inc.	45,500,262	(45,500,262)	—	—
J.P. Morgan Securities LLC	5,719,968	(5,719,968)	—	—
RBC Capital Markets, LLC	176,475,975	(176,475,975)	—	—
UBS Securities LLC	82,935,809	(82,935,809)	—	—

	$496,857,337	$(496,857,337)	$—	$—

(a)	Collateral with a value of $570,615,152 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pay the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets. For purposes of calculating the investment advisory fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BIT pays the Manager based on the BIT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended April 30, 2018, the amounts waived were as follows:

	BTZ	BGT	BIT
Amounts waived	$3,409	$940	$1,814

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended April 30, 2018, BGT waived $8,434 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BIT	$143,176	$826,503	$12,335

7.	PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows: as follows:

Purchases	BTZ	BGT	BIT
Non-U.S. Government Securities	$334,033,419	$158,821,972	$249,684,649
U.S. Government Securities	131,328,504	—	—

Total Purchases	$465,361,923	$158,821,972	$249,684,649

Sales	BTZ	BGT	BIT
Non-U.S. Government Securities	$199,190,552	$165,626,981	$239,701,444
U.S. Government Securities	61,871,339	—	—

Total Sales	$261,061,891	$165,626,981	$239,701,444

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of October 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
No expiration date(a)	$35,287,068	$9,089,508	$28,621,706
2018	31,756,723	16,526,601	—
2019	10,353,275	409,424	—

	$77,397,066	$26,025,533	$28,621,706

(a)	Must be utilized prior to losses subject to expiration.

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,114,461,283	$502,787,694	$1,176,581,941

Gross unrealized appreciation	$94,548,868	$3,467,241	$46,143,285
Gross unrealized depreciation	(30,734,612)	(4,159,022)	(22,408,896)

Net unrealized appreciation (depreciation)	$63,814,256	$(691,781)	$23,734,389

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trusts or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trusts’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended April 30, 2018, the average amount of bank borrowings and the daily weighted average interest rates for BGT with loans under the revolving credit agreements were $144,745,856 and 2.30%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, par value $0.001, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares: For the six months ended April 30, 2018 and for the year ended October 31, 2017, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

BGT
Six Months Ended April 30, 2018	—
Year Ended October 31, 2017	3,790

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Board previously approved each Trust’s participation in an open market share repurchase program that allowed each Trust to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in the Trusts’ Statements of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BTZ		BIT
	Shares	Amount	Shares	Amount
Six Months Ended April 30, 2018	953,831	$12,246,206	220,437	$3,710,234
Year Ended October 31, 2017	676,066	8,822,801	254,873	4,354,046

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.0670	$0.0670
BGT	0.0583	0.0583
BIT	0.1167	0.1167

(a)	Net investment income dividend paid on May 31, 2018 to Common Shareholders of record on May 15, 2018.
(b)	Net investment income dividend declared on June 1, 2018, payable to Common Shareholders of record on June 15, 2018.

NOTES TO FINANCIAL STATEMENTS	105

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trusts.

Effective August 31, 2018, the portfolio managers of BGT will be James E. Keenan, CFA, David Delbos, Mitchell S. Garfin, CFA, Joshua Tarnow, Carly Wilson and Abigail Apistolas, CFA.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BIT.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	107

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

These amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

April 30, 2018

	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ	$0.398542	—	—	$0.003458	$0.402000	99%	—	—	1%	100%
BIT	0.814156	—	—	0.017049	0.831205	98	—	—	2	100

The Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trusts are returned to the shareholder. A return of capital does not necessarily reflect the Trusts’ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trusts’ NAV per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
TRY	Turkish Lira
USD	U.S. Dollar

Portfolio Abbreviations

ARB	Airport Revenue Bonds
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
OTC	Over-the-Counter
PIK	Payment-In-Kind
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	109

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-4/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1-30, 2017	0	0	0	4,728,342
December 1-31, 2017	106,588	$13.3296	106,588	5,264,017
January 1-31, 2018	181,831	$13.2661	181,831	5,082,186
February 1-28, 2018	255,234	$12.7276	255,234	4,826,952
March 1-31, 2018	196,683	$12.5974	196,683	4,630,269
April 1-30, 2018	213,495	$12.5413	213,495	4,416,774
Total:	953,831	$12.82896857	953,831	4,416,774

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (5,404,408 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

2

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the semi-annual period ended April 30, 2018. The Fund did not engage in any securities lending activity during the semi-annual period ended April 30, 2018.

BlackRock Credit Allocation Income Trust
(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a pooled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –     Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date:	July 5, 2018

4